                                                                    EXHIBIT 10.9

                         COUNTERFEIT DETERRENCE SYSTEM
                       DEVELOPMENT AND LICENSE AGREEMENT


       This Counterfeit Deterrence System Development and License Agreement (the "Agreement") is made

Between

          DIGIMARC CORPORATION, a corporation incorporated under the laws of Oregon and having its head office at One Centerpointe Drive, Suite 500, Lake Oswego, Oregon. U.S.A. 97035-8615 ( "Digimarc")

                                      and

          [*]

Recitals
--------

       Digimarc has expertise in, and owns extensive intellectual property, including patents, patent applications, copyrights and trade secrets, [*].


       [*] possesses or will possess the right to grant licences in respect of intellectual property rights related to the application of such intellectual property to the detection and deterrence of bank note couterfeiting.

       Digimarc and [*] have cooperated in the development of means, using such intellectual property, to detect and deter the counterfeiting of bank notes [*].

       The CDS is an improvement to Digimarc's existing copyright protection system for deterring personal computer-based counterfeiting of bank notes.

       The CDS has [*]

       [*]

       [*] In return, [*] will acquire the exclusive right, as more particularly detailed herein, to grant and direct Digimarc to [*] to [*] the CDS [*] and [*].

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

       [*] is also investing in certain improvements to [*] and a broadening of the deployment of the [*] across the personal computer industry. In return, [*] during the term of the Agreement [*], as more particularly detailed herein.

       In consideration of these premises, the covenants set out in this Agreement and other good and valuable consideration, the receipt and adequacy of which are acknowledged by each of the parties, the parties agree as follows:

1.     DEFINITIONS AND PRINCIPLES OF INTERPRETATION

1.1    Definitions - Whenever used in this Agreement, the following words and
       -----------
terms shall have the meanings set out below:

       "Agreement" means these articles of agreement, including the Schedules, and those documents as specified or referenced in this Agreement as forming part of the Agreement, all as may be amended from time to time;

       "Allowable Cost" means a cost of the kind identified in Schedule I;

       "Arbitration Agreement" means the Arbitration Agreement dated June 21, 1999, a copy of which is attached as Schedule E;

       "[*]" has the meaning assigned to it by clause 5.1;

       "[*]" means that technology, if any, from the technology described in Schedule "F" in respect of which from time to time [*] after discussion between the [*] and the [*], [*] offers, and Digimarc accepts in writing, a [*] on the [*] in clause 8.2 to use, design or implement the CDS and all Intellectual Property Rights in that [*];

       "Business Day" means a day on which both [*] and Digimarc are open for business at their respective addresses noted above;

       "CDS Technology" collectively, means whatever of the [*], the Digimarc Technology and the Project Technology is incorporated into the CDS;

       "Confidential Information" means information disclosed during the Term of this Agreement in any form which, if disclosed in tangible form, is labelled "Confidential", "Proprietary" or with a similar legend, or if disclosed orally is information that by its nature would be understood to be confidential to the Discloser;

       "Counterfeit Deterrence System" or "CDS" or "System" means a system for [*] that

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

       includes, without limitation, [*]. The System incorporates means for [*];

       "Deliverable" for a [*] means a task to be performed or an item to be delivered by Digimarc to [*], identified in the Statement of Work for [*], and in the case of a Deliverable [*] Digimarc's obligations to [*] with the Escrow Agent as part of the Technical Information;

       "Designated Country" means a country, the [*] of which is designated in writing by [*] effective on the Effective Date, and any additional country as may be designated by [*] in writing to Digimarc from time to time;

       "[*]" means those portions of the Project Technology and the Digimarc Technology which relate to [*] of [*] including [*];

       "Device" means a [*] for a general purpose [*], or a device [*];

       [*] means the [*] of a [*];

       "Digimarc Contract Authority" means the President of Digimarc;

       "Digimarc Project Manager" means the Project Manager appointed by Digimarc in accordance with the provisions of clause 4.1;

       "Digimarc Technology" means:

       (a) the technology partially described in Schedule "G" developed or owned by Digimarc prior to [*] to the extent that it forms part of the CDS,
       (b) all Improvements to the technology described in (a) made by or on behalf of Digimarc other than under this Agreement to the extent that they form part of the CDS,
       (c) all Improvements to the technology described in (a) made by or on behalf of Digimarc under this Agreement to the extent that they relate to or form part of the CDS, and
       (d) all Intellectual Property Rights in all such technology and Improvements;

       "Digital Watermark" refers to [*] (including [*]) that are [*] from [*] by [*] of [*], which [*] of [*] and yet do not significantly [*] from the aesthetics of the [*] or [*] thereby. Examples include, but are not limited to:

       1.   generally imperceptible changes to [*] or placement in [*];
       2. [*] of a substrate, where the [*] substantially uniform to human touch;
       3.   slight localized changes to [*] or [*] of a printed document;
       4.   slight changes to [*]; or

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

       5.   [*] of substantially [*];

       "Discloser" means a party which has disclosed or otherwise made available its Confidential Information to the other party;

       "DLA Contract Authority" means the Contract Authority designated by [*] in writing to Digimarc from time to time;

       "DLA Project Manager" means the project manager appointed by the DLA Contract Authority from time to time on notice to the Digimarc Contract Authority who shall also serve as the person primarily responsible to conduct inspections on behalf of [*];

       [*];

       [*];

       [*];

       "Effective Date" means [*];
       [*];

       [*];

       [*];

       "Escrow Agent" means [*] or any mutually acceptable new custodian appointed pursuant to clause 11.2 or 11.3 of the Escrow Agreement;

       "Escrow Agreement" means the agreement in the form attached as Schedule
       M;

       "Escrowed Materials" means any and all materials deposited or to be deposited by Digimarc with the Escrow Agent under this Agreement and the Escrow Agreement including the Technical Information and Improvements pertaining to the CDS Technology which shall include but not be limited to the following:

       1. details of the deposit including: full name and version details, number of media items, media type and density, file or archive format, list or retrieval commands, archive hardware and operating system details;
       2 name and functionality of each module or application of the Escrowed Materials;
       3.   names and versions of development tools;
       4. documentation describing the procedures for building, compiling, executing and using the software which forms part of the Escrowed Materials ([*]);

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

       5. hardcopy directory listings and tables of the contents of the computer media, manuals and other materials; and
       6. name and contact details of employee(s) with knowledge of how to maintain and support the Escrowed Materials;

       "Feasibility Work" means that portion of [*] performed by Digimarc between [*] and the date of signature of this Agreement;

       "Improvement" means any change in the CDS Technology or the Technical Information made by or at the direction of Digimarc after [*] which enhances, whether by improvement, enhancement, correction, addition or otherwise, the properties, characteristics or manufacture of the CDS including, for greater certainty, [*];

       "Integration Support" means the consulting and programming services to be provided by Digimarc to a [*] on the terms described in Schedule P attached to assist the [*] to ensure that the [*];

       "Intellectual Property Rights" means all intellectual property rights existing now and in the future including, without limitation, trade secrets, copyright, database rights, know-how, topographies, patents and patent applications;

       "[*]" means an entity responsible for the [*];

       "Licensed [*]" means an [*] licensed by Digimarc pursuant to clause 2.8;

       "[*]" means an entity, regardless of whether it has a legal status distinct from that of an [*] pursuant to clause 2.9;

       "Other [*] Technology" means any of the technology described in Schedule F which is not [*] Technology, but in respect of which Digimarc elects, on written notice given to the DLA Contract Authority prior to the expiry of the [*] of the Project, to obtain a licence on the terms set out in clause 8.2 to use in relation to [*] for a Security Purpose in accordance with clause 9.2;

       "Person" means any individual or other legal entity, including without limitation a sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, or a natural person in the capacity of trustee, executor, administrator or other legal representative;

       [*];

       [*];

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

       [*];

       [*];

       [*] means the tasks and Deliverables identified in the [*] attached as Schedule B to be performed or produced [*];

       [*] means the tasks and Deliverables identified in the [*] attached as Schedule C to be performed or produced [*];

       [*] means the tasks and Deliverables identified in the [*] attached as Schedule D to be performed or produced [*];

       "Problem Report" means a report of a problem addressing as many of the topics specified in Schedule "R" as are relevant to a reasonable understanding of the problem;

       "Project Technology" means the technology described in Schedule "H" developed by or on behalf of Digimarc under this Agreement after [*], all Improvements to that technology or to the [*] Technology or to the Other [*] Technology, and all Intellectual Property Rights in that technology and those Improvements;

       "Properly Embedded" when used in reference to a [*] means that the [*] is [*] in accordance with the written instructions provided by Digimarc with the [*] used to [*] and is capable of passing the Verification Test;

       "Recipient" means a party to which the Confidential Information of the other party has been disclosed or otherwise made available;

       "Schedule" means a schedule to this Agreement;

       [*];

       "Security Purpose" means the purpose of [*];

       "Security Requirements" means the requirements for physical security including, without limitation, electronic systems security set out in Schedule J;

       "Specifications" for the CDS or any part thereof means the specifications for the CDS or part thereof accepted by [*] under this Agreement;

       [*];

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

       "Statement of Work" means the Statement of Work set out in Schedules B, C or D as applicable;

       "System Support" means the maintenance and other support for the CDS described in Schedule "O" attached;

       "Technical Information" means all information including, without limitation, source code, programming instructions, algorithms, software and other works of authorship, manufacturing and technical data, drawings, specifications, instruction manuals, user manuals, procedures, facilities, prices, suppliers' lists and all other information comprising or relating to the development of the [*] Technology, or any part thereof, or the application of the CDS Technology, or any part thereof, in the [*];

       "Term" means the period commencing on the Effective Date and ending on [*];

       "Training" means the training in the use and operation of the [*] described in Schedule Q;

       "Verification Test" means a test or tests developed by Digimarc as part of the [*] to determine if [*]; and

       "Work" means the Work that is required to be performed by Digimarc in order to complete the tasks and deliver the Deliverables and otherwise comply with its obligations under this Agreement.

1.2    Interpretation - In this Agreement:
       --------------

1.2.1 unless otherwise specified, all references to money amounts are to the currency of the United States of America;

1.2.2 the use of words in the singular or plural, or with a particular gender, shall not limit the scope or exclude the application of any provision of this Agreement to such Person or Persons or circumstances as the context otherwise permits;

1.2.3 whenever a provision of this Agreement requires an acceptance, approval or consent by a party to this Agreement and notice of such acceptance, approval or consent is not delivered within the applicable time, then the party shall be conclusively deemed to have withheld the acceptance, consent or approval;

1.2.4 unless otherwise specified, the number of days within or following which any payment is to be made or act is to be done shall be interpreted to be continuous and shall be calculated by

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

excluding the day on which the period commences and including the day which ends the period and by extending the period to the next Business Day if the last day of the period is not a Business Day;

1.2.5 unless otherwise specified, the order of precedence for interpreting this Agreement shall be:

(a)    this Agreement, excluding Schedules;

(b)    the Schedules; and

(c) as between the delivery schedules forming part of a Statement of Work, and other provisions of such Statement of Work, the delivery schedules shall take precedence.

1.2.6 for greater certainty, a party or representative to which this Agreement grants the right to make a decision or determination in the sole discretion of the party or representative is not required to act reasonably in making the decision or determination and no such decision or determination may be challenged by the other party under the Arbitration Agreement or otherwise;

1.2.7 the words "includes" or "including" will be construed as meaning "included without limitation" and "including without limitation" as the case may be; and

1.2.8 a clause or Schedule, unless the context requires otherwise, is a reference to a clause to, a Schedule of, or a paragraph of a Schedule to, this Agreement, as amended from time to time in accordance with this Agreement.

1.3    Applicable Law - This Agreement shall be construed in accordance with the
       --------------
laws of England to the exclusion of its rules of conflicts of laws.

1.4    Schedules - The Schedules to this Agreement, listed below, are an
       ---------
integral part of this Agreement:

          Schedule            Description
          --------            -----------
          Schedule "A"        System Description
          Schedule "B"        [*]
          Schedule "C"        [*]
          Schedule "D"        [*]
          Schedule "E"        Arbitration Agreement
          Schedule "F"        [*] [*]
          Schedule "G"        Digimarc Technology
          Schedule "H"        Project Technology
          Schedule "I"        [*]

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

          Schedule "J"        Security Requirements
          Schedule "K-1"      [*]
          Schedule "K-2"      [*] - Non-[*]
          Schedule "L-1"      [*]
          Schedule "L-2"      [*] - Non-[*]
          Schedule "M"        Escrow Agreement
          Schedule "N"        Progress Reporting and Project Reviews
          Schedule "O"        System Support Services Agreement
          Schedule "P"        Fees for Integration Support and Verification
                              Testing
          Schedule "Q"        Training
          Schedule "R"        Problem Report
          Schedule "S"        Proforma Invoice
          Schedule "T"        Form of Deed of Adherence
          Schedule "U"        Form of Comfort Letter

2.     SCOPE OF THE WORK

2.1 Digimarc shall perform [*] in accordance with the [*] and, subject to [*]' acceptance of the corresponding Offer described in clause 2.3, the [*] in accordance with the [*] and the [*] in accordance with the [*].

2.2 On or before (i) [*] and (ii) [*], Digimarc shall deliver to [*] and the DLA Project Manager a written proposal (the "Proposal") for the Work to be done [*], which Proposal will be in the form of a proposed amendment to this Agreement and will include, but not be limited to:

(a)    changes to the Statement of Work for [*];

(b) an estimate of the [*] to be incurred by Digimarc in connection with Digimarc's performance of the Work for [*]; and

(c) the nature, timing and estimated quantity of the effort which will be required from [*] to enable Digimarc to perform the Work as proposed [*] including, for greater certainty, the assistance reasonably required from [*].

2.3    The Proposal for [*] when delivered by Digimarc to [*] pursuant to clause
2.2 shall be deemed to constitute an irrevocable offer (the "Offer") to amend the Agreement. Digimarc undertakes and represents that each Proposal will be prepared with all due care and diligence and that at the date of [*]' acceptance of each Offer it will not be aware of any matters within its reasonable control which might or will adversely affect its ability to perform the Work for the [*].

2.4 The Offer (i) for [*] shall remain open until [*] and (ii) for the [*] shall remain open until

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

[*] for written acceptance by [*] at its sole discretion. If requested by the DLA Contract Authority at least seven (7) days before the expiry date for an Offer, Digimarc shall prepare and submit a revised Offer to take into account any reasonable revisions and clarifications to the original Offer requested by the DLA Contract Authority and [*] will have ten (10) days from receipt of the revised Offer to accept it.

2.5 Effective immediately on [*]' acceptance of the Offer or revised Offer in respect of a [*], the Statement of Work [*] and all other relevant provisions of this Agreement will be deemed to have been amended to reflect the Proposal as accepted by [*].

2.6 The Term will continue notwithstanding that [*] elects not to accept the Offer for [*].

2.7 Pending acceptance, or express or implied rejection by [*] of the Offer as provided in clause 2.4, the DLA Contract Authority may, in his or her sole discretion, authorize Digimarc to perform all or part of the Work described in the Offer (or other Work as agreed between the parties' respective Contract Authorities). If [*] accepts the Offer for [*], all such authorized Work will be deemed to form part of the Work [*] to which the Offer relates. In any event, [*] shall compensate Digimarc for such authorized Work as though it were [*].

2.8 Commencing no later than ten (10) Business Days after every written request made during the Term by the DLA Contract Authority, Digimarc shall make an irrevocable offer, which offer shall remain open for acceptance within sixty
(60) days from the date of receipt by the [*] to which the Offer is addressed, to grant to an [*] a [*] to [*] in connection with [*] of the [*] on terms no less favourable to that [*] than those set out in whichever of Schedules "K-1" and "K-2" is applicable.

2.9 Commencing no later than ten (10) Business Days after every written request made during the Term by the DLA Contract Authority or a [*], Digimarc shall make an irrevocable offer, which offer shall remain open for acceptance within sixty (60) days of receipt by [*] to which the Offer is addressed, to:

(a) [*] designated by the DLA Contract Authority or a [*] a [*] to [*] in connection with [*] of a [*], on terms no less favourable to the [*] than those set out in whichever of Schedules "L-1" and "L-2" is applicable; and

(b) [*] referred to in clause 2.9(a) at no charge and provide the Training to the [*] for the charges to the [*] described in clause 2.12 within ten
       (10) Business Days after the [*] acceptance of the offer to [*], or at such other time as may be agreed between Digimarc and the [*].

2.10 No later than sixty (60) Business Days after every written request made by a [*] during the Term, Digimarc shall provide Integration Support to the [*] on a date or dates agreed

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

between Digimarc and the [*] for the charges described in clause 2.12 provided that in 1999 the sixty (60) Business Day limit shall apply only to the first three [*]s which require such services.

2.11 No later than twenty (20) Business Days after every written request made by [*] or a [*] during the Term, Digimarc shall conduct Verification Tests of [*] on a date or dates agreed between Digimarc and the [*] or the [*], as the case may be, for the charges specified in clause 2.12.

2.12 The amount charged by Digimarc to the [*] or Licensed [*] for the Training, Integration Support and Verification Tests provided:

       (i) before the [*], will be determined in accordance with the provisions of Schedule "P";

       (ii) [*], will not be greater than the charge then paid to Digimarc for similar support by Digimarc's most favoured customer.

2.13 At any time during the Term following [*] which [*] elects to proceed with as described in clause 2.4 Digimarc shall on receipt of a written request from a [*].

2.14 Digimarc shall report to the DLA Contract Authority at least once each calendar quarter of the Term on Improvements and [*] which Digimarc has made or caused to be made since the last report. Promptly following notice by the DLA Contract Authority, Digimarc [*] the [*] provided to the [*] designated by the DLA Contract Authority to [*] the [*]. Digimarc shall in any event issue the [*] to the [*]. The [*] of such [*] by Digimarc (i) before [*] of the [*] and (ii) following [*] of the [*] and will be [*]. Notwithstanding the foregoing, [*] an Improvement into [*] employed by it in [*]. Digimarc shall [*] the System Support for the two (2) versions of [*] which preceded the then current version of [*] or for all versions of [*] released within twenty-four (24) months prior to the date of issue of the [*],[*] at [*] to the [*] above the [*] for the System Support.

2.15 Digimarc shall obtain at its own expense all licenses or permits required to be obtained from the Government of the United States in order for Digimarc to comply with its obligations under this Agreement including, without limitation, to [*] and Escrowed Materials, and grant the associated licenses, to [*] and other licensees.

2.16   Digimarc acknowledges and confirms [*]' right to enforce clauses 2.9 and
2.11 by an application for specific performance or otherwise.

3.     PRICE AND PAYMENT

3.1 In addition to the amounts payable in accordance with clause 8, [*] shall pay Digimarc

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

[*] for the [*] to the Digimarc Technology granted to [*] under clause 8 of this Agreement by the later of (a) five (5) Business Days after the date that the Escrow Agent notifies [*] that it has taken possession of the reproductions of the Technical Information for the CDS Technology under clause 8.7 and successfully verified that Technical Information in accordance with the Verification Process (as defined in the Escrow Agreement), and (b) thirty (30) days after this Agreement is signed by both parties. Both parties will use their best efforts to ensure the activities in a) are completed within 30 days after this Agreement is signed.

3.2 Subject to the limits set out in this Agreement and unless otherwise expressly set out herein, [*] shall [*] Digimarc for all the [*] reasonably and properly incurred by Digimarc during each calendar month to perform [*], and any other Work authorized by [*] in writing, plus a [*] on the [*] (the "[*]"). Digimarc shall invoice [*] monthly in arrears for such Costs and [*]. Each invoice shall specify the time spent by the staff and sub-contractors of Digimarc in performing the Work and shall give a [*] of the [*] in the form attached as Schedule S.

3.3 The amount which [*] is required to pay Digimarc for the [*] incurred in performing [*] and [*] in calendar year 1999 will not be greater than [*]. The amount which [*] is required to reimburse Digimarc for the [*] incurred in performing [*], respectively, will not be greater than the estimates for that Work accepted by [*] pursuant to the provisions of clause 2.4. Digimarc shall complete all relevant work notwithstanding that it is unable to recover [*] incurred in relation thereto due to the operation of the limits set out in this clause 3.3.

3.4 Except as otherwise expressly provided herein, the total amount which [*] will be liable to pay Digimarc for or in connection with the [*] and [*] for the [*] will not be greater than [*] and, assuming that (i) [*] has accepted Digimarc's Offer for [*] and, (ii) [*] does not terminate this Agreement as permitted herein prior to the date on which Digimarc completes [*] in accordance with the provisions of this Agreement, not less than [*], subject to Digimarc having performed the Work equal to this amount of [*] and [*].

3.5 If [*] elects not to proceed with [*] as described in clause 2.4 above, and at the time of such election [*] has not served notice of breach, or termination for Digimarc's default, under clause 15, [*] shall pay Digimarc an amount equal to [*] of the total amount paid for [*] and the corresponding [*] for the Work done during the previous nine (9) months.

3.6 [*] shall pay Digimarc each amount which [*] owes Digimarc under this Agreement no later than thirty (30) days after the later of the payment due date and the date on which [*] receives a detailed and correct invoice for the amount.

3.7 For a period commencing on the Effective Date and ending on the date [*] following the last date on which Digimarc issues an invoice to [*] for [*], Digimarc shall maintain proper, up-to-date, accurate and complete books, records and other documentation substantiating the [*] invoiced under this Agreement including, without limitation, time sheets showing the hours spent

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

on each task which forms part of the Work and receipts for all disbursements. Digimarc shall produce such books, records and documentation to [*] or its representatives for inspection and copying at all reasonable times on request by the DLA Project Manager.

3.8 Except as otherwise expressly provided in this Agreement, [*] shall pay Digimarc all sales, use, goods and services or other similar taxes levied by any government in the [*] which Digimarc is obliged to collect and remit to such government(s) in connection with any amount paid by [*] to Digimarc under this Agreement. Such payments by [*] shall be in addition to those set forth in clause 3.4.

3.9 Digimarc is responsible for, and shall indemnify [*] against, and hold [*] harmless from, the payment of all taxes levied by any government on or in respect of Digimarc's income and any amounts required by law to be paid in respect of social benefits for Digimarc's employees relating to or arising out of the performance of the Work by Digimarc. If required by law, [*] shall deduct all such taxes and amounts from the amounts otherwise payable to Digimarc and remit them to the appropriate authorities.

3.10 [*] may set off against any amount which [*] owes Digimarc under or in connection with this Agreement any amount which Digimarc owes [*] under or in connection with this Agreement.

4.     PROJECT MANAGEMENT

4.1 Digimarc shall designate a responsible individual with adequate authority and competence as the Digimarc Project Manager whose responsibilities, in addition to those expressly set out in this Agreement, shall be to serve as project leader and primary interface with [*].

4.2 The DLA Project Manager shall be responsible for coordinating fulfilment by [*] of its obligations under this Agreement including the provision of all the general information about [*] that Digimarc may reasonably require in order to perform its obligations under this Agreement. The DLA Project Manager shall have no authority to amend this Agreement, approve payments or approve or accept Deliverables or other Work or Proposals on behalf of [*], all of which actions shall be within the exclusive authority of [*].

4.3 The Digimarc Project Manager shall be responsible for coordinating the performance of the Work by Digimarc but shall have no authority to agree to an amendment of this Agreement on behalf of Digimarc which action shall be within the exclusive authority of the Digimarc Contract Authority.

4.4 Either party's Project Manager or Contract Authority may from time to time appoint one or more persons to represent him or her on prior written notice to the other party's Project Manager or Contract Authority.

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

4.5 Digimarc shall not, without first obtaining the written consent of the DLA Contract Authority which consent will not be unreasonably withheld, remove or replace:

(a) any employee of Digimarc or its authorized subcontractors assigned to do any part of the Work if the employee or subcontractor is critical to completion of the Work by Digimarc in accordance with this Agreement; or

(b)  its Project Manager.

"Critical" means that the Work cannot timely be completed by Digimarc without such employee.

4.6 Digimarc shall replace within a reasonable time under the circumstances any of its employees or authorized subcontractors engaged in fulfilling its obligations under this Agreement, including its Project Manager, whose removal is required by the DLA Contract Authority, provided that the DLA Contract Authority specifies reasonable cause for such removal in writing.

4.7 Digimarc represents that all personnel assigned to do the Work will be employees of Digimarc. Digimarc shall not engage any subcontractor other than the subcontractors identified by Digimarc in writing to [*] before this Agreement was executed to do any part of the Work without first obtaining the prior written consent of the DLA Project Manager, who may give or withhold such consent in his or her sole discretion. Digimarc undertakes that it shall obtain from each subcontractor prior to permitting that subcontractor to do any part of the Work a written undertaking that all Intellectual Property Rights in any Work created by that subcontractor vest absolutely in Digimarc upon the date of creation. Digimarc hereby warrants and represents that it has obtained such undertakings from all subcontractors engaged in relation to the Work prior to the date of execution of this Agreement.

4.8 Digimarc shall report on progress of the Work and conduct progress reviews in accordance with the provisions of Schedule "N".

4.9 In the event that it becomes evident to either party's Project Manager that a failure or delay by either party to perform in accordance with its obligations under this Agreement will result in a material impact on the completion of the Work in accordance with the applicable Statement of Work, then the relevant Project Manager shall immediately bring the issue to the attention of the other party's Project Manager.

5.   RESPONSIBILITIES OF [*]

5.1 [*] shall perform all tasks assigned to it in the Statement of Work [*] (herein sometimes referred to as the [*] Tasks).

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

5.2 Unless otherwise expressly set out in this Agreement, [*] shall respond in writing within ten (10) Business Days to every written request for consent required by this Agreement received from Digimarc.

5.3  If [*] is delayed in complying with any of its obligations under clauses
5.1 or 5.2 for any reason not attributable to Digimarc, and such delay is the cause of a delay in the completion and delivery by Digimarc of any Deliverable, then the time for completion of the Deliverable, and all subsequent Deliverables dependent thereon, will be extended automatically by one day for each day of delay by [*] or such other period as may be agreed in writing between the parties' respective Contract Authorities. If Digimarc suffers increased costs by reason of such delay, other than a delay due to a force majeure event, such costs shall be borne by [*] and shall be in addition to the [*] otherwise contemplated by this Agreement. If the delay is due to a force majeure event, such costs shall be borne equally by [*] and Digimarc, and shall be in addition to the [*]. This clause 5.3 sets forth Digimarc's only remedy for a delay by [*] in complying with any such obligation.

6.   CHANGES TO THE WORK

6.1 Either party may propose a change to the Work from time to time by submitting a request in writing to the other party's Project Manager.

6.2 On making such a request or within three (3) Business Days after receiving such a request from the DLA Project Manager, Digimarc shall inform the DLA Project Manager of the amount, if any, which Digimarc intends to invoice [*] to investigate whether the change can be made and the effect the change will have on the Statement of Work and the [*] for [*].

6.3 Within ten (10) Business Days after receiving the written authorization of the DLA Project Manager to conduct the investigation or such longer period as may be authorized by the DLA Project Manager, Digimarc shall report to the DLA Project Manager, in writing, on the results of the investigation.

6.4 Within ten (10) Business Days after the DLA Project Manager receives the report, the DLA Contract Authority shall, on behalf of [*], notify Digimarc whether or not [*] authorizes the change.

6.5 Digimarc shall not implement any change to the Work until the change is authorized in writing by the DLA Contract Authority on behalf of [*].

6.6 Pending receipt of a written authorization from the DLA Contract Authority, on behalf of [*], Digimarc shall proceed with the Work in accordance with the Agreement.


[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

7.   APPROVAL OF DELIVERABLES

7.1 If Digimarc fails to produce a Deliverable acceptable to [*] by the date set out in the applicable Statement of Work, or in the case where the Statement of Work requires the parties to agree on whether a Deliverable is acceptable, if the parties fail to agree for any reason by the date specified in the Statement of Work or, if no date is specified, within ten (10) Business Days after a party's Contract Authority asks the other party's Contract Authority for agreement, then the DLA Contract Authority may, in its sole discretion, by written notice to Digimarc, either:

(a) allow additional time for Digimarc to produce a Deliverable acceptable to [*] or for the parties to come to agreement, whereupon the time for completion of all other Deliverables which depend on the acceptance or agreement will be automatically extended by one day for each additional day or such other period as may be agreed in writing between the parties' respective Contract Authorities; or

(b) cancel any further Work on the Deliverable and all Deliverables which depend on the acceptance or agreement, whereupon the Statement or Statements of Work which provide for the cancelled Work or Deliverables will be deemed to be amended to exclude them.

7.2 Neither party shall refer for arbitration any failure to agree referred to in clause 7.1.

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

8.   INTELLECTUAL PROPERTY MATTERS

8.1 [*] acknowledges that Digimarc does not have sufficient basis on which to determine whether [*] is the owner of the [*] Technology or the Other [*] Technology.

8.2 [*] shall grant to Digimarc following Digimarc's written acceptance of an offer by [*] to obtain a licence for any [*] Technology a [*] such [*] Technology to comply with its obligations under this Agreement and any license agreement entered into as directed or permitted by the DLA Contract Authority under this Agreement and for no other purpose.

8.3 Digimarc acknowledges that [*] does not have sufficient basis on which to determine whether Digimarc is the owner of the Digimarc Technology or the Project Technology but as between [*] and Digimarc, Digimarc is the owner of the Project Technology, the Improvements thereon and the Technical Information related thereto. Except as otherwise provided herein, Digimarc may freely use and license all such technology.

8.4 Digimarc hereby grants to [*], effective upon the date specified in clause 8.5, the [*] the Digimarc Technology and the Project Technology, and all Improvements thereto, and the Technical Information pertaining to the Digimarc Technology, the Project Technology and such Improvements, and to sublicense the use of the Digimarc Technology and the Project Technology and such Improvements and Technical Information to other Persons, for the purposes of [*] the System and any such component thereof, and making the System and any component available to others solely for [*]. On the effective date of the grant of the license referred to above, [*], copy and use the Escrowed Materials for the purpose of exercising all rights granted under the license and the Escrow Agent shall be deemed authorized to release the Escrowed Materials to [*]. The expressions "[*]" as used in this clause 8.4, shall be deemed to refer to [*].

8.5  The license described in clause 8.4 shall take effect on the earliest of:

(a) the date on which the DLA Contract Authority requests in writing the license and [*] pays Digimarc the difference, if any, between [*] and the total of the amounts paid and owing to Digimarc pursuant to clause 3.3 above;

(b)  [*], subject to payment of all sums properly due to Digimarc under clause
     3.2 for Work completed up to [*];

(c) sixty (60) days following the effective date of termination of this Agreement by [*] in accordance with the provisions of clause 15.2 (a), (b),
     (d) or (e) unless Digimarc demonstrates within such sixty (60) day period that, notwithstanding the occurrence of the events giving rise to the termination, Digimarc is willing and able to comply with its obligations under the Agreement; and

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

(d) the effective date of termination of this Agreement by [*] in accordance with the provisions of clauses 15.2(c), 15.2 (f), 15.2(g) or 15.3.

8.6 Digimarc hereby grants to [*], effective on the date specified in this clause, the [*] the Digimarc Technology and the Project Technology and all Improvements thereto, and the Technical Information pertaining to the Digimarc Technology, the Project Technology and such Improvements, and to sublicense the use of the Digimarc Technology, the Project Technology and such Improvements and Technical Information to other Persons, for the sole purpose of [*], solely for [*]. This license shall take effect on written request by the DLA Contract Authority at any time following the later of the date on which the license referred to in 8.4 takes effect and the date on which [*] pays Digimarc [*].

8.7 Upon the date on which this Agreement is last signed by them, [*] and Digimarc shall sign the Escrow Agreement and procure that the Escrow Agent signs that Agreement within thirty (30) days. Upon complete signature of the Escrow Agreement, Digimarc shall make available a complete and accurate copy of the Technical Information for the Digimarc Technology and the Project Technology existing on April 19, 1999, for collection and the carrying out of the Verification Process referred to in clause 3.1 by the Escrow Agent at Digimarc's premises.

8.8 From time to time during the Term, on no less than five (5) Business Days prior written notice by the DLA Project Manager, Digimarc shall, at Digimarc's premises, present representatives of the Escrow Agent with all the material, in any form, in Digimarc's possession or control which contains or describes the Technical Information pertaining to the Digimarc Technology and the Project Technology. The representatives may identify any or all of such material and Digimarc shall arrange, at the expense of [*], for a complete, accurate and up-to-date copy of the selected material to be made and sent to the Escrow Agent within five (5) Business Days of the selection being made for deposit under the terms of the Escrow Agreement. If [*] exercises the right granted by this provision 8.8, [*] shall reimburse Digimarc's costs related thereto which costs are in addition to the [*] otherwise contemplated by this Agreement.

8.9 Within twenty (20) Business Days after the end of each calendar quarter during each Phase, Digimarc shall update the Escrowed Material in the possession of the Escrow Agent to reflect all Improvements to the CDS Technology and [*] made by or at the request of Digimarc during that quarter.

8.10 Nothing in this Agreement shall be construed to grant any broader license rights than those expressly granted by the Agreement.

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

8.11 From and after the date on which [*] gets access to the Escrowed Materials pursuant to the Escrow Agreement, [*] shall inform Digimarc within thirty (30) days after the end of each calendar quarter during the Term of all improvements relating to (i) [*]; (ii) [*]; (iii) [*]; and (iv) any other part of the CDS, [*], or caused or permitted to be made, as a result of access to and use of the Escrowed Materials or the Digimarc Confidential Information. The first such information shall be provided to Digimarc within thirty (30) days after the first calendar quarter following said access, and shall cover improvements made from the date [*] first received, or caused or permitted others to receive, any of the Escrowed Materials or any Digimarc Confidential Information. Following the provision of the information under this clause 8.11, [*] shall provide to Digimarc within a reasonable period of time following request, the Technical Information for those improvements requested by Digimarc in writing.

8.12  [*] hereby grants to Digimarc a [*].

8.13 The license referred to in clause 8.12 shall continue until this Agreement expires or is terminated, or until [*] has no further rights to the Escrowed Materials and Digimarc Confidential Information, whichever occurs last.

8.14  For greater certainty, the obligations set out in clauses 8.11, 8.12 and
8.13 shall not apply to any improvement which [*] can demonstrate would have been made irrespective of access to the Escrowed Materials or Digimarc Confidential Information.

8.15 [*] shall take all reasonable steps to ensure that Persons, other than its directors, officers and employees, to whom it allows access to the Escrowed Materials will be contractually bound in accordance with terms substantially like those set forth in clauses 8.11, 8.12, 8.13 and 8.14, granting rights in favour of Digimarc.

8.16 Notwithstanding any other provision of this Agreement to the contrary, [*]' right to acquire the license described in clause 8.4 by payment of the fee described in clause 8.5(a) shall survive termination of this Agreement by [*] in accordance with the provisions of clause 15.2 (a), (b), (d) or (e) and be exercisable at any time during a period of sixty (60) days following such termination.

9.    SECURITY

9.1 Unless otherwise expressly permitted by this Agreement or authorized in writing by the DLA Contract Authority pursuant to this Agreement, Digimarc shall not use, or permit or suffer, to be used:

(a)   [*]

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

(b) the [*] Technology or the Other [*] Technology for any purpose except solely to comply with Digimarc's obligations under this Agreement and any license agreement entered into as directed by the DLA Contract Authority under this Agreement.

Subject to the restrictions set out in this clause 9.1, Digimarc may, at its option, [*].

9.2 Notwithstanding the provisions of clause 9.1, Digimarc may use the [*] Technology, the Other [*] Technology and the [*], and any Improvements, and the Technical Information pertaining to the [*] Technology, the Other [*] Technology and the [*] and such Improvements, to [*] to a Security Client for a Security Purpose. Such use may continue so long as:

(a)   [*]; and

(b)   [*].

9.3 Digimarc may, at any time, make a proposal to the DLA Contract Authority to use the [*] Technology, the Other [*] Technology and the Technical Information pertaining thereto, to develop products and services and to license the use of those products and services to other clients or for other purposes. The DLA Contract Authority may, in his or her sole discretion, authorize the proposed use. Following authorization, such use may continue so long as:

(a) the use does not have a material adverse impact on the effectiveness for [*] provided by Digimarc to any Person during the Term for incorporation into any Device in [*]; and

(b) Digimarc uses its best efforts, including obtaining a legally binding commitment from the proposed user, to ensure that the proposed user does not use the product or service or permit or suffer the product or service to be used, for any purpose other than the permitted purpose.

9.4   For the purposes of clauses 9.2 and 9.3:

(a) a license to use shall not, unless expressly agreed to by the DLA Contract Authority in his or her sole discretion, include the right to grant a sublicense to any Person except end-user customers of the licensee; and

(b) a "material adverse impact" will be deemed to arise if, as a result of such use or enjoyment, a [*] referred to therein fails to meet the Specifications for the version of the [*] last accepted by [*] under this Agreement.

9.5 Digimarc shall supply the DLA Contract Authority with all information reasonably available and required to evaluate the effect of each use proposed by Digimarc pursuant to clause 9.3 including, but not limited to, details of the ownership, affiliations, financial stability, security

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

practises, industry reputation, business plans and business operations of the proposed user.

9.6 If Digimarc learns, or has reasonable cause to believe, that any Person to whom Digimarc:

(a) licenses the use of a product or service as permitted by the DLA Contract Authority under clauses 9.2 or 9.3 has used, or permitted or suffered to be used, or proposes to use, or permit or suffer to be used, the product or the results of the services for any purpose which is not permitted as described above, or

(b) has granted a license as requested by the DLA Contract Authority under clause 2.8 or 2.9 in respect of, or has used, or permitted or suffered to be used, or proposes to use or permit or suffer to be used, the [*] or the Technical Information pertaining thereto subject of the license for any purpose other than as permitted by this Agreement,

Digimarc shall immediately notify the DLA Contract Authority of such unauthorised use and Digimarc shall use its best efforts, at its own expense, to prevent any further such use including exercising whatever legal remedies (including, without limitation, an application for injunctive relief) are available to Digimarc. Digimarc shall, immediately on notice by the DLA Contract Authority, assign to [*] any right of action which Digimarc may have in respect of any such further use, or transfer to [*] the control and conduct of legal proceedings and claims in relation to such use. Following such assignment or transfer, Digimarc shall cooperate with [*] to achieve the successful prosecution or, if directed by [*], settlement, of any such action, proceedings or claims.

9.7 Digimarc shall not, except as reasonably necessary to fulfill its obligations under this Agreement or any license agreement entered into as requested by the DLA Contract Authority under clause 2.8 or 2.9, enable any product referred to in clauses 9.2 or 9.3 to produce, display or otherwise make detectable, [*] which is or may be used in [*] by any Licensed [*].

9.8 Digimarc shall at all times comply, and shall ensure that its employees, agents and subcontractors comply, with the Security Requirements.

10.  REPRESENTATIONS AND WARRANTIES OF DIGIMARC

10.1 Digimarc represents, warrants and undertakes to [*] that from and after the Effective Date:

(a) the Work will be of professional quality conforming to generally accepted [*] practices and will be performed at all times in a timely and cost effective manner and, for greater certainty Digimarc shall employ the standard of care in performing the work that would be expected of [*] of the same or similar type as the [*] which comprises the CDS Technology;

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

(b) Digimarc is duly incorporated and organized and is validly subsisting under the laws of the State of Oregon, U.S.A. or some other state in the United States with full corporate power and authority to enter into this Agreement;

(c) to the best of its knowledge, neither this Agreement nor the Work will contravene, breach, or result in any default under any agreement, permit, by-law, or law or regulation to which Digimarc is subject or by which it is bound including, for greater certainty, any laws or regulations in effect in the United States governing export;

(d) this Agreement when executed and delivered by Digimarc shall constitute a valid and binding agreement with Digimarc enforceable against Digimarc according to its terms;

(e) Digimarc owns all rights in and to, or is properly licensed in respect of, the Digimarc Technology, the Project Technology and the Technical Information pertaining thereto;

(f) Digimarc will at all material times have the right to grant the licenses to the Digimarc Technology, the Project Technology and the Improvements thereon and the Technical Information pertaining to the Digimarc Technology and the Project Technology and all such Improvements as required by this Agreement; and

(g) for greater certainty, neither the Project Technology, the Digimarc Technology or Improvements thereon or the Technical Information pertaining to the Project Technology, the Digimarc Technology or such Improvements infringe any Intellectual Property Right of any Person.

10.2 Digimarc represents, warrants and undertakes to [*] that:

(a) incorporated as part of its [*] practices and procedures are those measures and security procedures commercially and reasonably available on the date for delivery of a component of the CDS [*] in the CDS that could interfere with the use of the CDS or corrupt, interfere with or damage any data;

(b) the CDS shall contain no lock, clock, timer, counter, copy protection feature, replication device or intentional defects (including but not limited to "viruses" or "worms" as such terms are commonly used in the computer industry), CPU serial number reference, or other device which might:

     (i) lock, disable or erase the CDS or any data which is loaded on the CDS so as to prevent full use of the CDS by authorized Persons; or

     (ii) require action or intervention by Digimarc or any other Person to allow properly

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

          trained and authorized Persons to use the CDS;

(c) the source code for the CDS, including that deposited with the Escrow Agent, will, without reference to Digimarc or any of its employees or authorized subcontractors, be understandable and usable by expert personnel familiar with the programming languages, and scientific and processing techniques, used therein, and will not involve any programming components that such personnel could not reasonably be expected to understand, and if necessary such source code shall contain sufficient commentary to enable such personnel to understand and use such components; the source code for the CDS will support the year 2000 and neither performance nor functionality will be affected by dates prior to, during and after the year 2000 and, for greater certainty, the CDS will switch to 1 January 2000 on 1 January 2000, and the year 2000 will be recognized as a leap year; and

(d) the Technical Information and all other Escrowed Materials deposited with the Escrow Agent under this Agreement will contain all information in human readable form and on suitable media to enable an expert technical consultant, familiar with the scientific and processing techniques used therein, to understand and use the same without reference to Digimarc or any of its employees and authorised subcontractors.

10.3 Digimarc represents, warrants and undertakes to [*] that:

(a) [*] accepted by [*] will meet the Specifications for that version from the date that it is accepted by [*] until the earlier of the date on which the next version is accepted by [*] and the last day of the Term; and

(b) until the last day of the Term, [*] provided by Digimarc to any Person for incorporation into any Device will be capable of meeting the performance criteria which formed part of the Specifications for the version of the [*] last accepted by [*] under this Agreement at the time such detector was so provided.

10.4 [*] will not be counted in the determination under clause 10.3 as to whether or not an [*] meets the Specifications.

10.5 If any version of the [*] fails to meet the Specifications for that version within one (1) year of the date of acceptance thereof by [*], and such failure could not have been discovered by [*] using reasonable diligence during the acceptance procedure for that version, then Digimarc shall, at its own expense, within sixty (60) days after receipt of the Problem Report from the DLA Contract Authority or the DLA Project Manager or such other period as the DLA Project Manager may agree, rectify the failure and at the direction of the DLA Project Manager provide a corrected [*] to which Digimarc had previously provided the [*].

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

10.6 If a particular version of [*] provided by Digimarc to any Person during the Term for incorporation into any Device, including for greater certainty any version of a [*], fails to meet the relevant Specifications within one (1) year of the date of acceptance thereof by [*], and such failure could not have been discovered by [*] using reasonable diligence during the acceptance procedure for that version, then Digimarc shall, at its own expense, within sixty (60) days after receipt of written notice of a Problem Report from the DLA Contract Authority or the DLA Project Manager or such other period as the DLA Project Manager may agree, rectify the failure and at the direction of the DLA Project Manager provide [*] to all Persons to which Digimarc had previously provided such [*].

11.   REPRESENTATIONS AND WARRANTIES OF THE [*]

11.1  [*] represents and warrants to Digimarc that:

(a)   [*] has full power and authority to enter into this Agreement;

(b) this Agreement when executed and delivered by [*] shall constitute a valid, binding and enforceable obligation of [*];

(c) [*] will at all material times have the right to grant the licenses required by this Agreement to the [*] Technology and the Technical Information pertaining to the [*] Technology;

(d) from and after the date on which [*] gets access to the Escrowed Materials (the "Release Date") as provided by clause 8.4 or 8.6 above until the last day of the Term, every [*] which [*] develops, permits, or causes to be developed using the Escrowed Materials for incorporation into any Device will be capable of [*] with the same or better performance ([*]) than the version of the [*] last accepted by [*] possessed on the Release Date on which [*] gets access to the Escrowed Materials.

11.2 [*] makes no representations, warranties or undertakings that [*] has any right to grant any license in respect of any Other [*] Technology or grant the licenses required to be granted by clause 8.12 in relation to any improvements referred to therein and in each case Digimarc shall be solely responsible for determining that any Other [*] Technology and/or such improvements are suitable for the intended use and for the consequences of any use of the same, whether by Digimarc or others, and [*] hereby disclaims all liability in connection therewith.

11.3 For greater certainty, the provisions of clauses 16.5 and 16.6 shall not apply to any Other [*] Technology.

12.   CONFIDENTIALITY

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

12.1 Except as otherwise expressly permitted by this Agreement, a Recipient shall not use, reproduce or disclose the Confidential Information of the Discloser for any purpose other than as reasonably necessary to comply with its obligations under this Agreement or to exercise any rights or licenses granted to it under or pursuant to this Agreement.

12.2 The Recipient shall protect the Confidential Information of the Discloser from disclosure by using the same degree of care, which shall be no less than a reasonable degree of care, as the Recipient uses to protect its own confidential information.

12.3 On written request from the Discloser, the Recipient shall return, or certify the destruction of, all originals and copies of the Discloser's Confidential Information in the Recipient's possession or control which the Recipient does not need to retain in order to perform any obligations imposed, or exercise any rights acquired, by this Agreement.

12.4 A Recipient may, on a need to know basis, and only for the purposes described in clause 12.1, give the other party's Confidential Information to the Recipient's employees, authorized subcontractors or representatives provided that such employee, subcontractor or representative shall have entered into a non-disclosure agreement in respect of such Confidential Information in favour of the Discloser on terms materially similar to the provisions of this clause
12. For greater certainty, [*]' representatives shall include the DLA Contract Authority, the DLA Project Manager and all representatives of members of [*].

12.5 The obligations set out in this clause 12 will not apply to any Confidential Information that:

(a) is or becomes publicly available other than through the fault of the Recipient;

(b) was known to the Recipient prior to disclosure as shown by documentation sufficient to establish such knowledge;

(c) was or is lawfully disclosed to the Recipient by a third party who did not breach any obligation of confidence by such disclosure and who made the disclosure without restriction on further disclosure all of which is shown by documentation sufficient to establish same; or

(d) is required by law to be disclosed provided, however, that the Recipient shall first give written notice to the Discloser before the disclosure so that the Discloser may seek an appropriate protective order.

The fact that Confidential Information, or any part thereof, can be linked together by a search of publications and other information, followed by a selection of a series of such items of knowledge from unconnected sources, and fitting together those items of knowledge so as to

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

duplicate or recreate any item of Confidential Information, shall not be deemed to cause the Confidential Information, or any part thereof, to be included within exceptions (a), (b) or (c), above.

12.6 If either party is required by applicable law or regulation, by legal process or by the U.S. Securities and Exchange Commission or listing requirements of any exchange or quotation system on which securities of any party may be listed or quoted, to disclose the terms of this Agreement (such disclosure being referred to herein as "Legally Required Disclosure"), such party shall provide the other party with prompt notice of such requirement so that the other party may seek an appropriate protective order or remedy. In the event the other party fails to obtain an order or remedy that would permit the requested party not to disclose the required terms, the disclosure shall be permitted, but the disclosing party will use all reasonable efforts to have the disclosure treated confidentially by the recipient.

12.7 The [*] Technology, the Other [*] Technology, and solely for the purposes of clause 12 the [*] insofar as it pertains to [*], and the Technical Information which pertains solely to the [*] Technology and the Other [*] Technology and those aspects of the [*], including any [*] which is or may be used [*] by any Licensed [*], shall be deemed to be the Confidential Information of [*]. Digimarc may disclose such Confidential Information to a person to whom Digimarc has granted a license pursuant to clause 9.2 or 9.3 but only if:

(a) Digimarc can demonstrate to the reasonable satisfaction of [*] that disclosure is necessary to enable Digimarc to grant the license under clause 9.2 or 9.3; and

(b) such person enters into a non-disclosure agreement in respect of such Confidential Information in favour of [*] on terms materially similar to the provisions of this clause 12.

12.8 Nothing in this Agreement shall be construed to require [*] or any representative of [*] including, for greater certainty, the DLA Project Manager or the DLA Contract Authority, to disclose any information which is confidential to a third party including for greater certainty a [*] or a Licensed [*].

12.9 [*] shall not reverse-engineer, disassemble, or decompile any [*] forming part of the CDS, [*] (except to the extent that any such activity is reasonably necessary to permit [*] to exercise its licence rights under clauses 8.4 and 8.6 of this Agreement or [*]' right to do so may not be contractually restricted under applicable law), and shall contractually ensure that any other Person to whom [*] provides [*] shall be similarly obliged.

12.10 For greater certainty the obligations imposed by this clause 12 shall continue to apply to the Escrowed Material after it comes into the possession of [*] notwithstanding the circumstances that give rise to such possession.

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

12.11 General attributes of the CDS may be [*] in connection with promotion of the CDS to the [*], and to customers or prospects in related markets; information relating to the [*] may be [*] to [*] vendors of [*] subject to a nondisclosure agreement but in all such cases Digimarc shall not disclose any information relating to the [*]. [*]

13.    AUDIT AND INSPECTION

13.1 [*], or its duly authorised representatives, may from time to time, without notice, at its own expense, conduct an audit or inspection during normal business hours to verify Digimarc's compliance with its obligations under this Agreement. Digimarc shall facilitate such audit activities by providing access to its premises, as well as any books, records, and other information relating to this Agreement and the Work as may be reasonably requested by [*]. [*] shall promptly advise Digimarc in writing of the results of any audit. If [*] exercises this right more frequently than twice in each calendar year, [*] shall reimburse Digimarc's reasonable costs related thereto which costs are in addition to the [*] otherwise contemplated by this Agreement except in the case where the exercise of such right is reasonably required to follow-up on a non-compliance detected during a previous audit or inspection.

13.2 If, as a result of any such audit, [*] is of the view that Digimarc has engaged in or is about to engage in any act, or has omitted to perform any act, which act or omission is not in compliance with Digimarc's obligations under this Agreement, the DLA Contract Authority may issue to Digimarc a directive requiring Digimarc to refrain from engaging in such act or to perform such act or acts as the DLA Contract Authority deems necessary, acting reasonably, for Digimarc to comply with the Agreement and Digimarc shall promptly comply with such directive at its own expense.

13.3 No act performed by [*], its duly authorised representatives or the DLA Contract Authority pursuant to the provisions of this clause 13 and no omission by any of them to perform an act pursuant to the provisions of this clause 13 shall in any way affect Digimarc's obligation to comply with this Agreement.

14.    DISPUTE RESOLUTION

14.1 Any Dispute (as defined in the Arbitration Agreement) shall be finally settled by arbitration in accordance with the Arbitration Agreement.

14.2 Unless otherwise agreed between the parties or unless the subject matter of the dispute resolution proceedings is a party's right to terminate this Agreement, the Work shall continue during the arbitration proceedings and payments due to Digimarc shall not be withheld on account of such proceedings unless that particular Work or payment is the subject matter of the proceedings. Notwithstanding the foregoing, [*] may at its sole discretion instruct Digimarc to

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

continue the performance of that Work, and Digimarc shall act in accordance with those instructions, subject to payment in accordance with clause 3.2.


[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

15.  TERM AND TERMINATION

15.1 This Agreement shall take effect on the Effective Date and shall remain in force throughout the Term unless sooner terminated as provided herein.

15.2 [*] may in its sole discretion terminate this Agreement effective immediately on notice to Digimarc if:

(a) Digimarc makes a general assignment or any other arrangement for the benefit of its creditors;

(b) a proposal or arrangement under applicable bankruptcy or insolvency legislation, or a petition is filed by or against Digimarc under applicable bankruptcy or insolvency legislation and is not discontinued within thirty (30) days;

(c)   Digimarc is declared or adjudicated bankrupt or goes into liquidation;

(d) a liquidator, trustee in bankruptcy, custodian, receiver, administrator, administrative - receiver, manager, or any other officer with similar power is appointed over all or any part of the assets and undertaking of Digimarc;

(e) Digimarc commits an act of bankruptcy, institutes proceedings to be adjudged bankrupt or insolvent, consents to the initiation of such appointment or proceedings or admits in writing inability to pay debts generally as they become due;

(f) Digimarc assigns the Agreement without [*] consent in breach of clause 19.7; or

(g)   Digimarc ceases or threatens to cease business.

15.3 Either party may terminate this Agreement effective immediately on notice to the other party if:

(a) the other party fails, or is unable or unwilling to perform any of its obligations under this Agreement (hereinafter referred to as a "breach") and fails to remedy such breach within sixty (60) days after receiving written notice of such breach from the other party; or

(b) an event of force majeure (as defined in clause 17) has continued for a period longer than sixty (60) continuous days or such longer period as the parties may agree and no satisfactory alternative arrangements have been agreed to continue the Work.

15.4 Notwithstanding the foregoing, [*] has no right to terminate this Agreement for breach under clause 15.3 if the breach consists of a failure by Digimarc to perform a particular task the

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

performance of which proves to be technically infeasible provided that the DLA Project Manager has agreed with the Digimarc Project Manager in writing before the task is commenced that the task may be technically infeasible.

15.5 As of the effective date of a termination of this Agreement by Digimarc as permitted by clause 15.3(a) above, the licenses granted by Digimarc pursuant to clause 2.8 or 2.9 above shall continue but be deemed to be restricted [*].

15.6 Termination of this Agreement by [*] for any reason in accordance with the provisions of this clause 15 shall not affect any license granted by Digimarc pursuant to clauses 2.8, 2.9, 8.4, or 8.6 above.

15.7 On termination of this Agreement by Digimarc or [*] for any reason Digimarc shall within fifteen (15) Business Days deliver to the Escrow Agent all Work in progress done up to the effective date of termination, including all Technical Information relating to such Work, and all Technical Information pertaining to the Digimarc Technology or the Project Technology which has not previously been deposited with the Escrow Agent and issue to the DLA Contract Authority a certificate signed by an officer of Digimarc that it has fully complied with this obligation.

16.   INTELLECTUAL PROPERTY INDEMNIFICATION

16.1 [*] shall provide Digimarc with prompt written notice of any claim, demand or action against [*] based on an allegation that the CDS, the Digimarc Technology or the Project Technology or any Improvements thereto or any part thereof, infringes any Intellectual Property Right of any Person (referred to below as a "Claim"). [*] shall use its reasonable efforts to conduct the defence of any Claim in a timely and cost effective manner. Digimarc shall, at Digimarc's expense, comply with all reasonable requests for assistance from [*] in connection with the defence of the Claim.

16.2 Notwithstanding any other provision of this Agreement to the contrary, Digimarc shall indemnify [*] against and save [*] harmless from all loss, costs, liabilities including, for greater certainty an award of damages, and expenses, including, for greater certainty, reasonable legal fees, arising from each Claim. The obligation set out in this clause 16 shall not apply in respect of any settlement made by [*] without the consent of Digimarc.

16.3 If the CDS, the Digimarc Technology or the Project Technology, or any Improvement thereto or part thereof is held to infringe, or if Digimarc believes that it is likely to be held to infringe, any of the Intellectual Property Rights described in clause 16.1, Digimarc shall, in addition to its other obligations set out above, at its own expense either:

(a) procure for [*] the right to continue using the allegedly infringing materials; or

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

(b) replace or modify the materials to the reasonable satisfaction of [*] so that they are no longer infringing but remain functionally equivalent;

Failing either of which result [*] may, at its option, terminate this Agreement without prejudice to [*]' other rights and remedies available in law, at equity or otherwise.

16.4 Digimarc shall provide [*] with prompt written notice of any claim, demand or action against Digimarc based on an allegation that the [*] Technology or any part thereof, infringes any Intellectual Property Right of any person (referred to below as a "[*] Technology Claim"). Digimarc shall, at [*] expense, comply with all reasonable requests for assistance from [*] in connection with the settlement or defence of any [*] Technology Claim.

16.5 Notwithstanding any other provision of this Agreement to the contrary, [*] shall indemnify Digimarc against and save Digimarc harmless from all loss, costs, liabilities including, for greater certainty an award of damages, and expenses, including, for greater certainty, reasonable legal fees, arising from each [*] Technology Claim. The obligation set out in this clause 16.5 shall not apply in respect of any settlement made by Digimarc without the consent of [*].

16.6 If the [*] Technology or any part thereof is held to infringe, or if [*] believes that it is likely to be held to infringe, any of the Intellectual Property Rights described in clause 16.4, [*] may, in addition to its other obligations set out above, at its own expense either:

(a) procure for Digimarc the right to continue using the allegedly infringing materials; or

(b) replace or modify the materials to the reasonable satisfaction of Digimarc so that they are no longer infringing but remain functionally equivalent.

17.   FORCE MAJEURE

17.1 If the performance by either party of any of its obligations under this Agreement is prevented or delayed by any circumstance of force majeure, which shall mean fire, flood, earthquakes, war, riots, or insurrection, the party shall immediately notify the other party.

17.2 The time period within which the party delayed is obliged to perform its obligations will be delayed during the period such circumstance exists. During the period of delay the party delayed shall use its best efforts to make alternate arrangements satisfactory to the other party to avoid delay or resume performance.

18.   NOTICES

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

18.1 All notices under this Agreement shall be delivered by fax, or recognized international courier service. The notice shall be deemed effective as of the date of delivery to the address of the party specified below as evidenced by a delivery receipt or the addressee's registry of incoming correspondence. Unless otherwise expressly set out in this Agreement, all notices to a party will be sent to the party's authorized representative identified below and all notices from a party will be sent by the party's authorized representative identified below.

18.2 Any notice to DIGIMARC shall be sent to both of, and any notice from Digimarc shall be sent by either:


Mr. Bruce Davis                         Mr. William Y. Conwell
President and CEO                       Klarquist, Sparkman, Campbell,
Digimarc Corporation                    Leigh & Whinston
One Centerpointe Drive                  121 SW Salmon Street
Suite 500                               Suite 1600
Lake Oswego, Oregon 97035 USA           Portland, Oregon 97204 USA
FAX: (503) 968-0219                     FAX: (503) 228-9446



18.3 Any notice to [*] shall be sent to both of, and any notice from [*] shall be sent by either:

[*]                                     [*]

18.4 A party may change its address for notice by notice to the other party in accordance with the provisions of this clause 18.

19.   MISCELLANEOUS PROVISIONS

19.1  Remedies Cumulative - Except as otherwise expressly set out in this
      Agreement:

(a) each and every right, power and remedy of a party will be considered to be cumulative with and in addition to any other right, power and remedy which such party may have at law or in equity in the event of breach of any of the terms of this Agreement;

(b) the exercise or partial exercise of any right, power or remedy will neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party; and

(c) a party terminating this Agreement in accordance with the provisions of this Agreement will have no liability or obligation to the other as a result of or with respect to the termination.

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

19.2 Severability - If any part of this Agreement is held by an arbitral tribunal appointed pursuant to the Arbitration Agreement or by any other competent authority to be void or unenforceable, the parties agree that such determination will not result in the nullity or unenforceability of the remaining parts of this Agreement, which will continue in force to the fullest extent permitted by law. The parties further agree to replace such void or unenforceable part of this Agreement with a valid and enforceable provision that will achieve, to the extent legally permissible, the economic, business and other purposes of the void or unenforceable part.

19.3 Counterparts. This Agreement may be executed in separate counterparts, and by facsimile, each of which will be deemed an original, and when executed, separately or together, will constitute a single original instrument, effective in the same manner as if the parties had executed one and the same instrument.

19.4 Entire Agreement. This Agreement is intended by the parties to be the final expression of their agreement and constitutes and embodies the entire agreement and understanding between the parties hereto and constitutes a complete and exclusive statement of the terms and conditions thereof, and will supersede any and all prior correspondence, conversations, negotiations, agreements or understandings between the parties relating to the same subject matter.

19.5 Amendments. No change in, modification of or addition to the terms and conditions contained herein will be valid as between the parties unless set forth in a writing that is signed by an authorized representative of each party and which specifically states that it constitutes an amendment to this Agreement.

19.6 Waiver. No waiver of any term, provision, or condition of this Agreement will be effective unless in a written document signed by the waiving party and no such waiver in any one or more instances, will be deemed to be, or be construed as, a further or continuing waiver of that term, provision or condition or any other term, provision or condition of this Agreement.

19.7 Assignment and Successors. This Agreement may not be assigned, novated or otherwise transferred by Digimarc without the prior written consent of [*], which consent shall not be unreasonably withheld. For the purpose of this Agreement, an assignment includes a change in the voting control of Digimarc or the sale or other disposal of substantially all of Digimarc's assets. This Agreement and all of its terms, conditions and covenants are intended to be fully effective and binding, to the extent permitted by law, on the successors and permitted assigns of the parties hereto.

19.8 Substitution. [*] may by written notice to Digimarc at any time substitute any of the following ("Substitute") as a party to this Agreement in place of and in substitution for [*], provided that such notice is accompanied by a Deed Of Adherence duly executed by the Substitute in the form attached as Schedule T:

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

(a)   any wholly owned subsidiary of [*];

(b) any [*] existing at the Effective Date or any partnership or joint venture, the entire economic interest in which is owned by one or more of such [*];

(c) any body corporate, the entire economic interest in which is owned by one or more of the [*] described in clause 19.8(b); or

(d)   [*].

With effect from the date of such notice the Substitute shall benefit from the same rights and be subject to the same obligations as [*] under this Agreement, and [*] shall no longer benefit from such rights and shall no longer be subject to such obligations.

19.9 Upon exercising its right of substitution in favour of any wholly owned subsidiary of the [*], the [*] shall provide Digimarc with a comfort letter in the form attached as Schedule "U".

19.10 Captions. Captions are provided in this Agreement for convenience only and they form no part, and are not to serve as a basis for interpretation or construction, of this Agreement, nor as evidence of the intention of the parties.

19.11 Disclaimer of Agency. Nothing contained in this Agreement is intended or will be interpreted so as to constitute the parties to this Agreement as partners or joint venturers or as agents of each other. Neither party will have any express or implied right or authority to assume or create any obligations on behalf of or in the name of any other party or to bind any other party in any contract, agreement or undertaking with any third party. No employee of a party shall be deemed or considered to be an employee of the other party or of both parties.

19.12 Publicity. The parties agree that from time-to-time it will be beneficial to both parties to issue press releases and other public announcements concerning benefits arising from the CDS. Each party agrees to submit such releases or announcements for prior approval by the other party which approval may be withheld by the party in its sole discretion. The DLA Contract Authority shall recommend to the [*] that they issue a communique produced by the DLA Project Manager at an appropriate time [*].

19.13 Effectiveness. This Agreement shall be effective only after it is signed by both of the parties.

19.14 Ambiguities. Each party and its counsel have participated fully in the review and revision of this Agreement. Any rule or construction to the effect that ambiguities are to be

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

resolved against the drafting party shall not apply in interpreting this Agreement.

19.15 Survival. All clauses of this Agreement which expressly or by implication are intended to survive the termination of this Agreement will do so and, for greater certainty and notwithstanding any provision in this Agreement to the contrary, the provisions set out in clauses 2.5, 3.6, 3.7, 3.8, 3.9, 3.10, 8.4, 8.6, 8.11 - 8.16, inclusive, 9.1, 9.2, 9.3, 9.7, 10, 11, 12, 13, 14,
16, 18 and 19 of this Agreement shall survive termination of this Agreement by either party for any reason.


       IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the Effective Date.


[*]                                     DIGIMARC CORPORATION



Signature                               Signature
Name:                                   Name:       Bruce Davis
Title:                                  Title:      President & CEO
Date:                                   Date:




Signature
Name:
Title:
Date:

[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                 SCHEDULE "A"

               DIGITAL COUNTERFEIT DETERRENCE SYSTEM DESCRIPTION

1.0       GENERAL DESCRIPTION OF THE DIGITAL COUNTERFEIT DETERRENCE SYSTEM
("CDS")

          The CDS is a system designed to hinder or deter the counterfeiting of bank notes by the use of personal computer-based equipment. [*]

          [*]

          The capitalized terms in this Schedule A have the meanings provided in the Counterfeit Deterrence System Development and License Agreement to the extent same are not elaborated herein.

          The term [*] refers to a [*]

2.0       FUNCTIONAL DESCRIPTION OF THE [*]

          The CDS is comprised of the following three subsystems:

1.        [*]

2.        [*]

3.        [*]

          The functions of the various subsystems and components described below may be changed by the [*] or the [*]



________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

2.1       [*]

2.1.1     [*]

1.        [*]

2.        [*]

3.        [*]

4.        [*]

2.1.2     [*]

1.        [*]

2.        [*]

3.        [*]

4.        [*]

5.        [*]



________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

2.1.3     [*]

1.        [*]

2.2       [*]

1.        [*]

2.        [*]

3.        [*]

4.        [*]

(a)       [*]
(b)       [*]
(c)       [*]

5.        [*]

6.        [*]

7.        [*]




________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                 SCHEDULE "B"

                                      [*]

1.0  DESCRIPTION OF [*]

     Digimarc shall perform the following Work [*]. (The specific responsibilities to be discharged by [*] are also described below.)

1.1  [*] Study

     Digimarc shall conduct the "[*] Study" described below.

1. Digimarc shall examine the feasibility of integrating [*] in the form of the [*]. This study will investigate viable technical approaches and report on the performance, false positive rates, and [*] time that might be expected from the preferred approach.

2. Digimarc shall deliver a final report to the [*] by the date set out in the Delivery Schedule attached as Attachment 2 (the "Delivery Schedule") describing the findings of the study and providing recommendations useful in the development of a prototype including the detection rates for [*].

1.2  [*] Study

     Digimarc shall conduct a study to attempt to characterise the behaviour of [*] and its measure of strength, as determined by [*], through the [*]. Digimarc shall relate the results of this characterisation to [*] performance. Digimarc shall submit a report on this study to the DLA Project Manager [*]. The results, and other information as available, will be made available by Digimarc to the [*] as guidance in the use of [*].

     As part of [*], Digimarc shall:

1. deliver a study plan to the DLA Project Manager outlining the objects, test and analysis methods for the [*];

2. perform a suite of tests on [*] on [*]. [*] shall assist Digimarc in the performance of a reasonable number of tests involving the [*];

3. conduct parameter measurements (e.g. signal correlation and error rate) on the experimental designs listed in paragraph 4 below and report on and attempt to characterise how the parameters change through the sequence from [*].


________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

4.   [*].

1.3  Design, Development and Production of the CDS [*]

     Digimarc shall design, develop and produce for acceptance by [*] of each of the [*] and each component thereof and the [*] according to the following process:

1. By the date set out in the Delivery Schedule, Digimarc shall develop a detailed specification for each subsystem and component which support the functional description of the subsystem or component described in Schedule A and the additional requirements for the subsystem or component, if any, specified below.

2. Digimarc shall deliver the specifications to the DLA Project Manager by the dates set out in the Delivery Schedule for [*] review, comment and acceptance or rejection.

3. As soon as possible after receiving them under 2, the DLA Project Manager shall notify the Digimarc Project Manager in writing whether or not [*] approves the specifications and if not, why not. Within fifteen (15) calendar days after receiving notice of rejection, Digimarc shall change the specifications to make them acceptable to [*] and redeliver them to [*] for approval as provided above.

4. Upon notice of approval under 3, Digimarc shall develop the subsystem or component which will meet the approved specifications and deliver the "evaluation release" of the subsystem or component to [*] for testing and acceptance.

5. Within forty five (45) calendar days after receiving an evaluation version under 4, the DLA Project Manager shall notify the Digimarc Project Manager in writing whether or not the evaluation release meets the specifications with details of the non-compliance. Any problems shall be detailed using, to the extent appropriate, the [*] form attached as Schedule "R."

6. By the date set out in the Delivery Schedule, Digimarc shall develop a final release of the subsystem or component incorporating any changes required to the evaluation release to rectify the non-compliance with the specifications and any other modifications agreed in writing between the parties' respective project managers and deliver the final release to [*] for testing and acceptance.

7. Within forty five (45) calendar days after receiving the final release under 6, the DLA Project Manager shall notify the Digimarc Project Manager in writing whether or not the final release meets the specifications with details of the non-compliance. Within thirty (30) calendar days after receiving notice of rejection, Digimarc shall rectify all non-compliance and redeliver


________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

the final release to [*] for approval as provided above.

1.4    Acceptance Procedures

1.4.1  The acceptance procedures for the [*] will include the following:

1.     The [*] will be evaluated at the facilities of up to three [*].

2. Digimarc will train one person on the [*] from each evaluation facility to enable them to evaluate the [*] as part of the acceptance process. Digimarc shall conduct the training at a single facility to be agreed between Digimarc Project Manager and the DLA Project Manager.

1.4.2  The acceptance procedures for the [*] will include the following:

1. Digimarc shall deliver the [*] to the DLA Project Manager in an example [*] that Digimarc will develop to allow the [*] to conduct acceptance tests on performance, robustness, and resistance to [*]. Digimarc shall deliver a detailed description of how the [*] was integrated and the techniques used to defend against [*].

1.5    Implementation of [*]

1.5.1  Digimarc shall implement [*] as follows:

1.     [*].

1.6    Training Program

1. Digimarc shall develop a training program acceptable to the DLA Project Manager to train the personnel of [*] as set out in Schedule "Q" to the Agreement. This training program will be delivered according to the Delivery Schedule for [*].

2. Each [*] shall equip its site for training and installation prior to the start of training, following a pre-site configuration guide to be developed by Digimarc. Failure to establish the required hardware and software environment in advance of installation will lengthen the required installation and training time and costs.

3. Training will be provided in English and will be designed for delivery in five days to students who speak English. Translation, if required, shall be provided by the [*], and may lengthen the training time and costs.

2.0    DESCRIPTION OF, AND REQUIREMENTS FOR, VERSIONS 1.0


________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

2.1    [*]

       [*]:

2.1.1  [*]

1.     [*].

2.     [*].

3.     [*].

4.     [*].

5.     [*].

6.     [*].

2.1.2  [*]

1.     [*].

2.     [*].

2.1.3  [*]

1.     [*].

2.     [*].

3.     [*]

4.     [*].

5.     [*].

6.     [*].

2.2    [*]



________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

2.2.1  [*]:

1.     [*].

2.     [*]:

(a)    [*].

(b)    [*].

3.     [*].

4.     [*].

5.     [*].

6.     [*]

7.     [*]:

(a)    [*].

(b)    [*] CDS [*].

(c)    [*].






________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                                                    Attachment 1

                BASELINE, EXTENDED BASELINE, AND OPTIONAL TESTS

1.0  [*]

     1.1  [*]

          1.1.1  [*]
          1.1.2  [*]
          1.1.3  [*]
                 1.1.3.1     [*]
                 1.1.3.2     [*]
                 1.1.3.3     [*]


     1.2  [*]

          1.2.1  [*]
          1.2.3  [*]
          1.2.4  [*]
          1.2.5  [*]

[*]

2.0  [*]

     2.1  [*]

          2.1.1  [*]
          2.1.2  [*]
          2.1.3  [*]
          2.1.4  [*]
          2.1.5  [*]
          2.1.6  [*]
          2.1.7  [*]
          2.1.8  [*]



________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

     2.2  [*]

          2.2.1  [*]
          2.2.2  [*]
          2.2.3  [*]
          2.2.4  [*]

3.0  [*]

     3.1  [*]

     3.2  [*]

          3.2.1  [*]

          3.2.2  [*]

          3.2.3  [*]


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

                                                                   Attachment  2

                         CDS PHASE 1 DELIVERY SCHEDULE

[*]
[*]



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

                                                                    Attachment 3

                                DEVICE VENDORS

[*]                 [*]                  [*]
---                 ---                  ---
[*]                 [*]                  [*]



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                                 SCHEDULE "C"

                             [*] STATEMENT OF WORK


     Subject to the agreement to the contrary as part of the process defined in the Agreement for determining the [*], Digimarc shall deliver the following deliverables [*]:

1.0    [*]

1.1    [*] will meet the following requirements:

1.1.1  be capable of being integrated into [*]

1.1.2  meets all the specifications [*].

1.1.3  [*].

1.1.4  [*].

1.1.5 [*] may, at its option, evaluate the production version of each [*] into which the [*] has been implemented. The DLA Project Manager shall identify to Digimarc any concerns which [*] may have relating to [*] resistance or performance. Digimarc shall make a proposal to the DLA Project Manager to address those concerns for approval by the DLA Project Manager.

2.0    [*] Prototype

       This deliverable is a prototype of the system that records [*]. The system prototype includes prototype tools intended for use [*].

3.0    [*] Prototype

       This deliverable is a prototype of [*] module that integrates [*]. The specific [*] to be supported will be agreed to between Digimarc and the [*].

4.0    [*] Study

       This is [*] that attempts to characterise the relationship between [*]. The study is intended to be expanded [*] to characterise the strength relationship between [*].


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

5.0    [*]

5.1    Digimarc shall integrate [*].

5.2    Digimarc shall provide [*].

5.3    Digimarc shall implement an [*].

5.4 Digimarc shall license the [*] to at least [*] in addition to those required by [*] and [*], all of which vendors shall be selected from the list in Schedule B or otherwise agreed between the parties' respective Project Managers.

6.0    Outreach / Market Research

6.1 Digimarc shall continue to build CDS program awareness and [*] adoption across the [*], with a focus on [*].

6.2 Digimarc shall support any [*] initiatives, if any, to expand use of the CDS [*].

6.3 Digimarc shall track and summarize computer technology and product trends that affect the CDS [*] and development strategy.

7.0    [*] Study

7.1 Digimarc shall investigate the feasibility of [*]. The study will investigate methods including [*].

7.2 [*] shall assist in the conduct of the study by [*] from files supplied by Digimarc [*].

8.0    Certification Program

8.1 Digimarc shall develop and implement a certification program acceptable to [*] for the ongoing review and certification of Devices that include [*] will be required to submit their products for certification prior to shipment. Digimarc will use an appropriate test suite to confirm operation and compliance of the [*]. Certification will test that vendors' [*]; vendors' [*] meets minimum [*] performance criteria for false positive and false negative characteristics; and vendors' [*] of the [*] follows agreed to security guidelines to help guard against code-centric attacks.


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

9.0    Verification Tests

       Digimarc shall develop for approval by the DLA Project Manager a series of tests to be used by Digimarc to determine if a [*].


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

                                 SCHEDULE "D"

                                      [*]

     Subject to the agreement to the contrary as part of the process defined in the Agreement for determining [*], Digimarc shall deliver the following deliverables [*]:

1.0  [*]

1.1  [*]

2.0  [*]

2.1  completion of  the [*] and integration of this system with [*].

3.0  [*]

     [*] will meet the following requirements:

3.1  Meets all the specifications for v 2.0.

3.2  Includes a [*] module to be integrated into [*].

3.3  Includes [*] and [*].

4.0  [*]

4.1  Digimarc shall integrate [*].

4.2  Digimarc shall provide [*] support to [*].

4.3 Digimarc shall continue [*] certification program, expanding it to include [*].

4.4 Digimarc shall license the [*] to at least [*] in addition to those required by [*] and [*] in addition to those required by [*], all of which vendors shall be selected from the list in Schedule B or as otherwise agreed with the DLA Project Manager.

5.0  [*].


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

5.1  [*].

6.0  Outreach / Market Research

6.1  Digimarc shall [*] the CDS [*].

6.2  Digimarc shall [*] the CDS [*].


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                                       2

SCHEDULE "E"

                             ARBITRATION AGREEMENT

     An Agreement dated June 21, 1999, by and among the Parties (as defined below) to submit for final and binding resolution by international arbitration all Disputes (as defined below) arising out of or otherwise connected to a project relating to the development and potential licensing, marketing and servicing of a Counterfeit Deterrence System (as defined in the Development and License Agreement identified below) and the services of Digimarc (as defined below) in relation to the project.

     WHEREAS, Digimarc Corporation, a corporation existing under the laws of the State of Oregon, USA, is developing, in conjunction with [*], technology to [*] (the "Counterfeit Deterrence System" or "CDS" as defined in the Development and License Agreement identified below);

     WHEREAS, the [*], to provide it with limited assistance in connection with the development and potential subsequent licensing of the CDS as set out in a Development and Licensing Agreement (the "DLA") effective from [*];

     WHEREAS, in performance of the DLA, the [*] and Digimarc will enter into a contract with [*], which will act as escrow agent for certain purposes pursuant to an Escrow Agreement (the "Escrow Agreement") which is attached as Schedule M to the DLA;

     WHEREAS, in the course of performance of the DLA, Digimarc may be directed to issue licenses to [*] in accordance with standard forms of license agreement which are attached at Schedules K-1, K-2, L-1 and L-2 to the DLA;

     WHEREAS, in the course of performance of the DLA, Digimarc may enter into System Support Services Agreements, a form of which is attached at Schedule O to the DLA, with licensees;

     WHEREAS, in the course of performance of the DLA, Digimarc may provide consulting and programming services to [*] on the terms described in Schedule P to the DLA to assist [*];

     WHEREAS, the [*] have, pursuant to an Indemnity Agreement of or of approximately the same date as this Arbitration Agreement (the "Indemnity Agreement"), agreed to compensate and to indemnify and hold harmless the [*] in respect of any liability in connection with the project;

     WHEREAS, given the international nature of the Agreements (as defined below), all the Parties (as defined below) to the Agreements (as defined below) are desirous to avoid recourse to


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

national courts and the potential expense and delay of prosecuting connected Claims (as defined below) in more than one proceeding and also to exclude the risk of having to apply contradictory or inconsistent fact-findings, conclusions, judgments or awards for any Dispute (as defined below) which may arise between or among the Parties (as defined below) and instead wish to resort to international arbitration as the exclusive means of resolving in a final, binding and consistent manner all Disputes (as defined below) arising in connection with the Agreements (as defined below) for the CDS and of establishing through this Arbitration Agreement a mechanism to these ends.

The Parties agree as follows:

1. The meaning of the following terms in this Arbitration Agreement shall be as set out below:

(a) "Agreements" shall mean all agreements, contracts, schedules or other arrangements in connection with the development or licensing or marketing or servicing of the CDS as listed in Schedule B, as amended from time to time.

(b)  "Appointing Authority" shall mean the [*].

(c) "Arbitrating Party" or "Arbitrating Parties" shall mean (i) any and all Parties which have become involved in any arbitration under this Arbitration Agreement as Claimants or Respondents or (ii) which have been otherwise joined to any arbitration under this Arbitration Agreement or
     (iii) the [*], Digimarc, any [*] or any licensed [*] in the aforementioned circumstances or when it or they has or have exercised their right of Intervention in any arbitration under this Arbitration Agreement.

(d) "Claim" shall include without limitation any claim or counterclaim or crossclaim made by an Arbitrating Party.

(e) "Claimant" or "Claimants" shall mean any Party which, either separately or together with any other Party or Parties, initiates an arbitration under this Arbitration Agreement.

(f) "Dispute" shall mean any dispute, difference, controversy or claim except only for an Excluded Dispute (as defined below) between or among the parties arising out of or relating to or in connection with this Arbitration Agreement or any of the Agreements listed in Schedule B, including, but not limited to, their signature, validity, interpretation, performance, amendment, breach, termination and post-termination obligations.

(g) "Excluded Dispute" shall mean only a dispute between the [*] and Digimarc as described in clause 6.4 of the Escrow Agreement as to the occurrence of a Release Event as defined


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

     in clause 6.1 of the Escrow Agreement. Any such dispute shall be referred to an expert appointed by the Managing Director of the Escrow Agent (as defined in the Escrow Agreement) and any decision rendered by such an expert pursuant to clause 6.4 of the Escrow Agreement shall be accorded res judicata effect by any arbitral tribunal appointed under this Arbitration Agreement.

(h) "Intervention" shall mean the right of any of the [*], Digimarc, [*] or any licensed [*] to intervene into a particular arbitration as an Arbitrating Party even when it is not a Claimant or Respondent and has not been joined into any arbitration by an Arbitrating Party.

(i) "Notice of Arbitration" shall mean the document given when initiating recourse to arbitration or to join any Party as an Arbitrating Party as well as to initiate recourse in arbitration against any Party which is already an Arbitrating Party.

(j) "Party" or "Parties" shall mean any of the signatories to this Arbitration Agreement as listed in Schedule A and any entity which in accordance with Articles 6 and 7 of this Arbitration Agreement also becomes a signatory to this Arbitration Agreement.

(k) "Respondent" or "Respondents" shall mean any Party which, either separately or together with any other Party, is named as a Respondent in an arbitration by any Claimant or Claimants.

(l) In interpreting this Arbitration Agreement, singular shall be read for plural where appropriate to reflect the multi-party nature of any arbitration.

2. Any Dispute shall be finally settled by arbitration under the [*] as in force at the date of commencement of this Arbitration Agreement except as the [*] Rules are modified in the body and Schedule C of this Arbitration Agreement and to the exclusion of any provisions of the [*] Rules as are inconsistent with the express provisions of this Arbitration Agreement or with the multi-party nature of an arbitration under this Arbitration Agreement.

3. The language used in any arbitration shall be English. All documents submitted into any arbitration shall be in English or submitted with a complete English translation. Oral evidence may be submitted in a language other than English provided that the Arbitrating Party submitting the oral evidence makes provision for its simultaneous interpretation into English. The cost of any translation or interpretation into English shall be borne entirely by the Arbitrating Party on whose behalf the non-English document or oral evidence is submitted and shall not be included among the "costs of arbitration" apportioned pursuant to Article 40 of the [*].

4.   The place of Arbitration shall be [*].


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

5. Arbitration pursuant to this Arbitration Agreement shall be the sole and exclusive means for resolving any Dispute.

6. No entity shall become a Party unless that entity has become a Party to this Arbitration Agreement by executing a counterpart of this Arbitration Agreement.

7. No Party shall enter into any contract or agreement relating to the performance of an Agreement or which alters or amends in any material respect any of the rights or obligations of any Party under any Agreement, except as follows: (a) the contract or agreement shall contain the clause set out in Schedule D and (b) the parties to the contract or agreement shall sign counterparts to the Arbitration Agreement, thereby expressly consenting to be added to the list of Parties at Schedule A and to the addition of the contract or agreement to Schedule B, said signed counterparts and notice of these additions being sent to all Parties. Each Party to this Arbitration Agreement hereby expressly accepts the addition of said parties to Schedule A and of said contracts or agreements to Schedule B. Any Party which fails to act in conformity with this Article 7 shall be fully liable for any loss, injury or damage whatsoever resulting therefrom to any other Party.

8. (a) Any Claimant or Claimants shall initiate recourse to arbitration by giving to each Respondent a Notice of Arbitration and statement of claim which specify, inter alia, the Agreement or Agreements involved in the Dispute. Any Claimant or Claimants shall also at the same time send a copy of the same Notice of Arbitration and statement of claim to all other Parties and to the [*]. An arbitration shall be deemed to commence upon receipt of the Notice of Arbitration and statement of claim by the [*].

(b) Within thirty (30) days of the date on which each Respondent received the Notice of Arbitration, a Respondent may give a third party Notice of Arbitration in order to join into the arbitration any Party or Parties as an Arbitrating Party or Arbitrating Parties. The Respondent shall also at the same time send a copy of any third party Notice of Arbitration to all other Parties and to the [*].

(c) Any third party joined as an Arbitrating Party may, within thirty (30) days of receipt of any third party Notice of Arbitration, give fourth party Notices of Arbitration in order to join any Party or Parties as an Arbitrating Party or Arbitrating Parties. The third party shall also at the same time send a copy of any fourth party Notice of Arbitration to all other Parties and to the [*].

(d) Parties may be joined as further additional Arbitrating Parties by any Arbitrating Party or Arbitrating Parties until such time as thirty (30) days have elapsed without a new Arbitrating Party being joined into the arbitration.


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

(e) The [*], Digimarc, [*], and any licensed [*], whether or not joined as a Respondent or as a further additional Arbitrating Party, shall each have the right to intervene in any arbitration by giving a Notice of Arbitration to each of the Arbitrating Parties within thirty (30) days after receipt of the copy of a Notice of Arbitration from the last Arbitrating Party to be joined or from the last Party to intervene. The [*], Digimarc, [*], and any licensed [*] shall also at the same time send a copy of the Notice of Arbitration to the [*] and to all other Parties.

(f) The arbitral tribunal, once constituted and after affording the Arbitrating Parties and all other Parties a reasonable period of time in which to comment, shall have the authority to require by an order that any Party or Parties which is not or are not an Arbitrating Party or Arbitrating Parties shall nonetheless be joined into the arbitration as an Arbitrating Party or Arbitrating Parties should the arbitral tribunal determine that: (a) the absence of said Party or Parties from the pending arbitration would prevent the according of complete relief in regard to the Claims of the Arbitrating Parties; or (b) that the Party or Parties has or have a real and significant interest in the Agreement or Agreements out of or in connection with which the Disputes involved in the pending arbitration have arisen and that the absence of said Party or Parties would significantly impede its or their ability to protect that interest. Any such order issued by the arbitral tribunal shall be final and binding upon the Parties.

(g) Any Arbitrating Party may join into a pending arbitration any Dispute which presents issues of law or fact common with those in the Dispute or Disputes already in the pending arbitration by issuing, within 30 days of its receipt of a Notice of Arbitration, a Notice of Arbitration and a statement of claim which specify, inter alia, the Agreement or Agreements involved in the Dispute and sets out the issues of law or fact it alleges are common with those in the Dispute or those Disputes already in the pending arbitration.

(h) The arbitral tribunal shall determine by an order, which shall be final and binding upon the Parties, any issue raised by an Arbitrating Party as to whether or not a Dispute joined into any pending arbitration did, in fact, at the time it was joined into the arbitration, present issues of law or fact common with those presented in other Disputes in the pending arbitration. Any Dispute which is found not to have presented common issues of law or fact shall be dismissed without prejudice from the pending arbitration.

(i) Joinder of any Party or Parties or of any Dispute or Disputes to any arbitration pursuant to this Arbitration Agreement shall be permitted only when made in accordance with the provisions of this Arbitration Agreement, including, without limitation, the strict time limits and no joinder or Intervention other than those provided for shall be permitted.


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

(j) Any multi-party arbitration arising as a result of there being more than two Arbitrating Parties will be conducted as a single arbitration involving all Arbitrating Parties.

(k) Any Arbitrating Party giving any Notice of Arbitration or sending any copy of a Notice of Arbitration shall send to each recipient according to the provisions set out above a full copy of the document by international courier or other appropriate means of ensuring rapid and certain delivery and, when required to send documents to several recipients, the Arbitrating Party shall send all documents on the same day.

(l) Any advances deemed necessary to cover the costs of any arbitration shall be made in equal shares by all Arbitrating Parties, provided that multiple Claimants or multiple Respondents shall be deemed to constitute one Arbitrating Party for purposes of this subparagraph only, and provided further that should any Arbitrating Party fail to advance its share (a "Defaulting Arbitrating Party"), it shall be the responsibility of the Arbitrating Party which gave the Notice of Arbitration against the Defaulting Arbitrating Party or Defaulting Arbitrating Parties to advance the share due from the Defaulting Arbitrating Party or Defaulting Arbitrating Parties. Any Claim brought by a Defaulting Arbitrating Party shall be dismissed without prejudice. However, the recipient of any Notice of Arbitration given by a Defaulting Arbitrating Party shall continue to be an Arbitrating Party if it has itself given any Notice of Arbitration, unless it withdraws any such Notice of Arbitration. Should any Defaulting Arbitrating Party commence arbitration in order to reassert any Claim which has been dismissed pursuant to this subparagraph, that Claim shall be deemed to be connected to the pending arbitration from which it was dismissed for the purposes of [*] and the Defaulting Arbitrating Party shall be required to cover the costs of the arbitration as though its Claim had not been dismissed.

9. If any Dispute arises whilst an arbitration is pending in accordance with the provisions of this Arbitration Agreement, but one or more of the Arbitrating Parties to that Dispute cannot be joined to the pending arbitration in accordance with the provisions of Article 8 of this Arbitration Agreement, the Dispute and the Arbitrating Parties thereto shall nonetheless be joined into the pending arbitration at the request of a Party which is an Arbitrating Party in both the pending arbitration and the Dispute which has arisen so that the Disputes may be resolved in the same arbitration, provided the arbitral tribunal decides that the later Dispute presents issues of law or fact common with those in the pending arbitration and that joinder under these circumstances would not result in undue delay for the pending arbitration.

10. Each Party agrees that neither an arbitral tribunal established pursuant to this Arbitration Agreement nor the Parties shall be authorised to take or seek from any arbitral tribunal or judicial authority any interim measure or any pre-award relief against the [*], any provision of the [*] notwithstanding. Nothing in this Arbitration Agreement shall operate or be regarded as a waiver, renunciation or other modification of the privileges, immunities and exemptions enjoyed by the


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

[*] for itself or in respect of its assets, of whatever nature and wherever situated, under international convention or under any applicable law. Except as otherwise provided in this Article 10 with regard to the [*], each Party irrevocably agrees that, to the extent that it or any of its assets has or hereafter may acquire any right of immunity, whether characterized as sovereign immunity or otherwise, from any legal proceedings, whether in [*] or elsewhere, to enforce or collect upon any obligation of that Party in connection with the transaction contemplated under any Agreement, including, without limitation, immunity from jurisdiction of any arbitral tribunal, immunity from service of process, immunity from execution of judgment and immunity of any of its property from attachment prior to the rendering of an arbitral award under this Arbitration Agreement or entry of judgment, it hereby expressly and irrevocably waives all such immunity.

11. (a) Any Dispute, regardless of the number of Arbitrating Parties, shall be submitted to an arbitral tribunal of three (3) arbitrators appointed by the Appointing Authority.

(b) The arbitral tribunal shall be appointed by the Appointing Authority once the time has terminated during which any Party is entitled to give a Notice of Arbitration to join any other Party or the [*], Digimarc, [*] or any licensed [*] is entitled to intervene.

(c) The presiding arbitrator of the arbitral tribunal shall be a British national and shall have been admitted to practice as a barrister or solicitor in England and shall also have significant expertise in the resolution of disputes in international commercial matters. All arbitrators shall have a full command of the English language.

(d) The arbitrators appointed in accordance with this Arbitration Agreement shall be remunerated in accordance with the provisions of the Rules of [*] in effect at the time any arbitration is commenced.

12. Awards shall be final and binding as from the date the awards are made. The Parties undertake to carry out all awards without delay and waive their right to any form of appeal or recourse to a court of law or other judicial authority, insofar as any such waiver may validly be made. All awards may if necessary be enforced by any court having jurisdiction in the same manner as the judgment of any such court.

13. Each Party explicitly agrees hereby that it shall recognise any arbitral award rendered in an arbitration under this Arbitration Agreement as final and binding upon it unless a competent arbitral tribunal or a competent judicial authority determines that said Party never received notice of the pendency of the arbitration in which the award was rendered.

14. Any arbitral award rendered under this Arbitration Agreement shall be accorded res judicata effect by any arbitral tribunal appointed under this Arbitration Agreement in regard to those Parties which are bound by an award pursuant to Article 13.


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15.    The obligations of the Parties to the Agreements shall not be altered or suspended by reason of any arbitration being conducted during the life of any Agreement.

16. Any Agreement in regard to which a Dispute has arisen shall be governed by the applicable law as specified in that Agreement.

17. This Arbitration Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of the Parties, subject to all Parties respecting Articles 6 and 7 hereto.

18. This Arbitration Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

19. Any provision of this Arbitration Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

20. This Arbitration Agreement shall enter into full force and effect on the date first written above and shall continue in full force and effect indefinitely, unless it is terminated by mutual written consent of all of the Parties.

21. This Arbitration Agreement shall be governed by and construed in all respects in accordance with the laws of England, to the exclusion of its rules of conflicts of law.

       The Parties have caused this Arbitration Agreement to be executed in multiple copies, with effect from January 1, 1999.

[Signatures]


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

                      Schedule A to Arbitration Agreement

     The following, together with their assigns or successors are Parties to the Arbitration Agreement. Each Party has the obligation to advise every other Party of any change in address and each Party expressly agrees that any notice delivered to that Party at the listed address or to any duly notified change of address shall be deemed to be valid notice and that any notice shall be deemed to have been received on the day it is so delivered.


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

                      Schedule B to Arbitration Agreement

The following are considered to be Agreements:

1.  Development and License Agreement
2.  Indemnity Agreement
3.  Escrow Agreement
4.  [*] License Agreements - [*]
5.  [*] License Agreements - [*]
6.  [*] License Agreements - [*]
7.  [*] License Agreements - [*]
8.  System Support Services Agreements


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

                      Schedule C to Arbitration Agreement


In accordance with Article 1.1 of the [*], in addition to such other modifications of the [*] as are contained in this Arbitration Agreement, the Parties to this Arbitration Agreement and to the Agreements modify the [*] as follows:

(a) Notwithstanding Article 3.1 of the [*], a Notice of Arbitration may be given by any Arbitrating Party to any Party or Parties so as to join said Party or Parties into any pending arbitration and this Arbitration Agreement shall allow for multi-party arbitration involving third parties, fourth parties and any further additional parties.

(b) Notwithstanding Article 3.2 of the [*], arbitral proceedings under this Arbitration Agreement shall be deemed to commence on the date on which the Claimant's Notice of Arbitration is received by the [*].

(c) Notwithstanding Article 3.3(g), Article 3.4(a) and Article 3.4(b) of the [*], the Notice of Arbitration shall not contain a proposal as to the number or appointment or the notification of the appointment of arbitrators (and, if made, any such proposal shall be disregarded).

(d) Notwithstanding Article 19.3 of the [*], any Arbitrating Party must make any counter-claim or claim for the purpose of set-off in its statement of defence and not at a later stage of the arbitral proceedings.

(e) Notwithstanding Article 20 of the [*], the arbitral tribunal shall, in considering whether it is appropriate to allow a party to amend or supplement a written communication (given the interests of economy, efficiency and the desire to avoid the risk of inconsistent awards), have particular regard to the multi-party nature of any arbitration proceeding, the consequences in terms of delay and the objective of resolving related Claims in a single arbitration involving all relevant Parties.

(f) Notwithstanding Article 23 of the [*], in considering whether an extension of a time-limit for the communication of written statements is justified, the arbitral tribunal shall have particular regard to the multi-party nature of any arbitration proceeding and the consequences in terms of delay.

(g) Notwithstanding Article 26 of the [*], no interim measures shall be sought or applied against the [*] in connection with any Dispute by either an arbitral tribunal established pursuant to this Arbitration Agreement or any judicial authority.


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

                      Schedule D to Arbitration Agreement


Standard language to be inserted in each Agreement.

"[Article No: and heading (e.g., Settlement of Disputes), if applicable]

          Any Dispute (as defined in the Arbitration Agreement) shall be finally settled by arbitration in accordance with the Arbitration Agreement dated [ ], a copy of which is attached as Appendix [ ] to this [Agreement] (the "Arbitration Agreement") [or, alternatively, "entered into between the parties and others effective 1 January 1999 "].

"[Article No: and heading (e.g., Governing Law), if applicable]

          This [Agreement] shall be governed by and construed in all respects in accordance with the laws of [INSERT], to the exclusion of [INSERT]'s rules of conflicts of law."



________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                 SCHEDULE "F"

                             OTHER [*] TECHNOLOGY


1.   Techniques for [*].

2.   Copyright in the [*].

3. The above technology is partially described in the following UK patent applications:

     UK Patent Application Nos: [*]
                                [*]
                                [*]
                                [*]
                                [*]


______________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                  SCHEDULE "G"

                              DIGIMARC TECHNOLOGY

The Digimarc Technology includes techniques and system applications for [*].

This technology is partially described in the following issued U.S. patents:

     US 5850481
     US 5841978
     US 5841886
     US 5832119
     US 5822436
     US 5809160
     US 5768426
     US 5765152
     US 5748783
     US 5748763
     US 5745604
     US 5721788
     US 5710834
     US 5636292
     US 5862260

_____________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                 SCHEDULE "H"

                              PROJECT TECHNOLOGY


     The Project Technology will include:

1. The modification of techniques for using the Digimarc and [*] Technologies in the [*].

2.   The effects and behaviours [*].

3.   The effects of various types [*].

4. Improvements to Digimarc's testing and certification processes used in testing and certifying [*].

5.   The improvement of [*].

6.   The use of [*].

7.   Detailed techniques [*].

8.   [*].


__________
[*] Omitted pursuant to confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                 SCHEDULE "I"

                                ALLOWABLE COSTS


1.  For the purposes of this Schedule I:

[*]





__________
[*] Omitted pursuant to confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

     SCHEDULE "J"

                             SECURITY REQUIREMENTS

1. Digimarc shall implement the "Security Measures" normally followed by a [*] and distributor comparable to Digimarc in number of employees and revenue engaged in the development and distribution of [*] and maintain such Security Measures in effect at all times throughout the Term. The Security Measures will include but not be limited to:

1.1 Electronic security for protection of the network and protection of the CDS software products that are under development.

          (a) Network protection which will ensure that unauthorized users will not get access to design information, sensitive test data, proprietary information, released software products or software documentation that is hosted on the network. This protection will include:

               (i) erecting barriers to prevent hackers, whether inside or outside the Digimarc facility, from accessing the secure network; and

               (ii) the customizing of developmental and operational procedures for the software development team that maximize security while not impeding the team's ability to work efficiently and effectively.

1.2  Physical Security, including the following:

          (a) the Digimarc facility at which the Work will be performed will be secure from unauthorized visitors;

          (b) the software development laboratory and the computer network employed in the Work shall be secure;

          (c) all personnel authorized to have access to sensitive CDS information, data and designs including but not limited to the employees of authorised Subcontractors will be properly screened; and

          (d) production and handling of interim and final versions of the Deliverables will be carefully controlled, monitored and audited.


_____________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities Exchange Commission.

2. Within sixty (60) days after the Agreement is last signed, [*] shall conduct an audit, at its own expense, of the Security Measures.

3. Following the audit, the DLA Project Manager shall submit a "Security Plan" to Digimarc which will prescribe the actions which Digimarc must take, if any, to improve the Security Measures to be followed by Digimarc until the end of Phase 3 and the dates by which Digimarc shall take them.

4. Within twenty (20) Business Days after receipt of the Security Plan, Digimarc shall notify the DLA Project Manager of the cost to implement the Plan. Within ten (10) Business Days after receipt of the notice, the DLA Project Manager shall notify Digimarc which aspects of the Security Plan to implement and Digimarc shall implement them in accordance with the Plan.

5. Any cost incurred providing security required by the Security Plan, beyond what is reasonable and customary for a similarly-situated [*] company in the Portland area, will be an Allowable Cost and compensated by [*] accordingly. Digimarc has budgeted [*]. Costs required in excess of this amount may require an adjustment to [*] and/or Statement of Work.


____________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities Exchange Commission.

                                 SCHEDULE"K-1"

                          [*] LICENSE AGREEMENT - [*]


This [*] LICENSE AGREEMENT (the "Agreement") is made

                                    BETWEEN

          (name and address of [*]) ("[*]")

                                   - AND -

          DIGIMARC CORPORATION, a corporation incorporated under the laws of Oregon and having its head office at One Centerpointe Drive, Suite 500, Lake Oswego, Oregon. U.S.A. 97035-8615 ("Digimarc")

RECITALS
--------

     Digimarc has expertise in, and owns extensive intellectual property, including patents, patent applications, copyrights and trade secrets related to digital watermarks, counterfeit deterrence, copyright protection, and device control (the "Digimarc IPR");

[*] possesses or will possess intellectual property rights related to the application of such intellectual property [*];

     Digimarc and [*] have cooperated in the development of means, using such intellectual property, [*] (the "Counterfeit Deterrence System" or "CDS");

and

     [*] desires to obtain a license to certain components of the CDS so it can [*] which include the CDS [*].

     In consideration of these premises, the covenants set out in this Agreement and other good and valuable consideration, the receipt and adequacy of which are acknowledged by each of the parties, the parties agree as follows:

_______________
[*] Omitted Pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

I.   DEFINITIONS AND PRINCIPLES OF INTERPRETATION

1.1  Definitions

"Agreement" means these articles of agreement, including the Attachments, and those documents as specified or referenced in this Agreement as forming part of the Agreement, all as may be amended from time to time;

"Arbitration Agreement" means the Arbitration Agreement entered into between the parties and others and effective 1 January 1999;

"Attachment" means a document specified as being attached to this Agreement;

[*]

[*]

[*]

[*] the CDS;

[*]

"Business Day" means a day that both Digimarc and [*] are open for business at their respective addresses noted above;

"Confidential Information" means information disclosed before or during the Term of this Agreement in any form which, if disclosed in tangible form, is or was labelled "Confidential", "Proprietary" or with a similar legend, or if disclosed orally, is or was information that by its nature would be understood to be confidential to the Discloser. For greater certainty, the Confidential Information of Digimarc includes the [*];

[*]

"Counterfeit Deterrence System" (or "CDS" or "System") [*]

"Digimarc IPR" means Intellectual Property Rights owned by Digimarc, now or during the Term of this Agreement, to the extent that same specifically relates to or forms part of the CDS;

_______________
[*] Omitted Pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

"Digital Watermark" refers to markings (including texturing) that are detectable from data produced by visible light scanning of documents, which convey multiple bits of digital data and yet do not significantly detract from the aesthetics of the item or image marked thereby. Examples include, but are not limited to:

1. generally imperceptible changes to line density or placement in line art imagery;
2. texturing of a substrate, where the texturing feels substantially uniform to human touch;
3. slight localized changes to optical density or reflectance of a printed document;
4.   slight changes to sampled data; or
5.   visible background patterns of substantially uniform character.

"Discloser" means a party which has disclosed or otherwise made available its Confidential Information to the other party;

"DLA Contract Authority" means the individual appointed as such under the [*] License;

[*]

[*]

[*]

[*]

"Effective Date" means the date on which this Agreement is last signed by the parties;

[*]

"Field of Use" means the field of [*]

"Improvement" means an improvement provided to [*] under clause 2.14 of the [*] License;

"Intellectual Property Rights" or "IPR" means all intellectual property rights existing now and in the future including, without limitation, trade secrets, copyright, database rights, know-how, topographies, patents and patent applications;

[*]

[*]

_______________
[*] Omitted Pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

"[*] License" means Schedule L-1 to the [*] License;

[*]

"Recipient" means a party to which the Confidential Information of the other party has been disclosed or otherwise made available;

"Services" means the Verification Tests and any other service performed by Digimarc under this Agreement;

"Term" means the period commencing on the Effective Date and ending on the [*]; and

"Verification Test" means a test or tests developed under the [*] License to determine [*]

1.2    Interpretation - In this Agreement:

1.2.1 unless otherwise specified, all references to money amounts are to the currency of the United States of America;

1.2.2 the use of words in the singular or plural, or with a particular gender, shall not limit the scope or exclude the application of any provision of this Agreement to such person or persons or circumstances as the context otherwise permits;

1.2.3 whenever a provision of this Agreement requires an approval or consent by a party to this Agreement and notice of such approval or consent is not delivered within the applicable time, then the party shall be conclusively deemed to have withheld the consent or approval;

1.2.4 unless otherwise specified, the number of days within or following which any payment is to be made or act is to be done shall be interpreted to be continuous and shall be calculated by excluding the day on which the period commences and including the day which ends the period and by extending the period to the next Business Day if the last day of the period is not a Business Day;

1.2.5 unless otherwise specified, the order of precedence for interpreting this Agreement shall be:

(a)    this Agreement, excluding Attachments, and

_______________
[*] Omitted Pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

(b)    the Attachments;

1.2.6 for greater certainty, a party or representative to which this Agreement grants the right to make a decision or determination in the sole discretion of the party or representative is not required to act reasonably in making the decision or determination and no such decision or determination may be challenged by the other party under the Arbitration Agreement or otherwise;

1.2.7 the words "includes" or "including" will be construed as meaning "included without limitation" and "including without limitation" as the case may be; and

1.2.8 a clause or Attachment, unless the context requires otherwise, is a reference to a clause to, an Attachment of, or a paragraph of an Attachment to, this Agreement, as amended from time to time in accordance with this Agreement.

1.3 Applicable Law - This Agreement shall be construed in accordance with the laws of England to the exclusion of its rules of conflicts of laws.

1.4 Attachments - The attachments to this Agreement, listed below, are an integral part of this Agreement:

          Attachment                      Description
          -------------------------------------------
          Attachment "1"                  [*]
          Attachment "2"                  Problem Report
          Attachment "3"                  Payment for Services
          Attachment "4"                  [*]
          Attachment "5"                  [*]

2.     GRANT OF RIGHTS AND SERVICES

2.1 Subject to the terms of this Agreement, Digimarc hereby grants to [*], a no charge, non-exclusive, non-transferable license under the Digimarc IPR and the [*] IPR, in the Field of Use only, [*]

2.2 [*] acknowledges and agrees that the Digimarc IPR, and any technology developed by Digimarc during the course of its work with [*], is the property of Digimarc and that [*] has no right to sublicense it. [*] acknowledges that [*] may not [*]

2.3 [*] acknowledges and agrees that the [*] IPR is the property of its owner and that [*] has

_______________
[*] Omitted Pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

no right to sublicense it.

2.4 Nothing in this Agreement shall be construed to grant, by implication or otherwise, any broader rights than those specifically granted herein.

2.5 Commencing no later than ten (10) Business Days after every written request made during the Term by [*], Digimarc shall make an irrevocable offer, which offer shall remain open for acceptance within sixty (60) days of receipt [*]

2.6 Commencing no later than twenty (20) Business Days after every written request made by [*] during the Term, Digimarc shall conduct Verification Tests of specified [*] on a date or dates agreed between Digimarc and [*] for the charges specified in clause 3.

2.7 Digimarc shall obtain at its own expense all licenses or permits required to be obtained from the Government of the United States in order for Digimarc to comply with its obligations under this Agreement including, without limitation, to [*], and grant the foregoing license to [*].

_______________
[*] Omitted Pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

3.   SERVICE FEES

3.1 [*] shall pay to Digimarc a fee for the Services as detailed below. The fee for Services provided:

(a)  [*], is as set out in Attachment 3;

(b) [*], will be no greater than the fee then paid to Digimarc for similar services by Digimarc's most favoured customer.

3.2 Except as otherwise expressly provided in this Agreement, [*] shall pay Digimarc all sales, use, goods and services or other similar taxes levied by any government in the United States or the country of the [*]'s principal place of business which Digimarc is obliged to collect and remit to such government(s) in connection with any amount paid by [*] to Digimarc under this Agreement.

3.3 Digimarc is responsible for, and shall indemnify [*] against, and hold [*] harmless from, the payment of all taxes levied by any government on or in respect of Digimarc's income and any amounts required by law to be paid in respect of social benefits for Digimarc's employees relating to or arising out of the performance of the Services. If required by law, [*] shall deduct all such taxes and amounts from the amounts otherwise payable to Digimarc and remit them to the appropriate authorities.

4.   NUMBER NOT USED

5.   [*] RESPONSIBILITIES

5.1 [*] shall make every reasonable effort, including obtaining a legally binding commitment from all [*], to ensure that the [*] do not use the [*] IPR or the Digimarc IPR, or permit or suffer the [*] IPR or the Digimarc IPR to be used, for any purpose other than [*]

5.2 If [*] learns, or has reasonable cause to believe, that any [*] has used, or permitted or suffered to be used, or proposes to use or permit or suffer to be used, the [*] IPR or the Digimarc IPR except as expressly authorised herein, [*] shall immediately notify Digimarc and the DLA Contract Authority, and [*] shall use all reasonable efforts, at its own expense, to prevent any further such use including exercising whatever legal remedies (including, without limitation, an application for injunctive relief) are available to [*]. [*] shall, immediately on notice by Digimarc, assign to Digimarc any right of action which [*] may have to prevent any further such use. Following such assignment, [*] shall cooperate with Digimarc to achieve the successful

_______________
[*] Omitted Pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

prosecution, or, if elected by Digimarc, settlement, of any such action.

5.3 [*] shall promptly report to Digimarc every instance which comes to its attention of:

(i)  [*]

(ii) [*]

5.4 [*] shall inform Digimarc within thirty (30) days after the end of each calendar quarter during the Term of all improvements relating to (i) Digital Watermarks [*]; (ii) the technology for [*], and (iii) the technology for [*] and (iv) any other part of the CDS, which improvements [*] has made, or caused or permitted to be made, as a result of access to and use of the Digimarc Confidential Information. The first such information shall be provided to Digimarc within thirty (30) days after the first calendar quarter following said access, and shall cover improvements made from the date [*] first learned of the Digimarc Confidential Information. Following the provision of the information under this clause 5.4, [*] shall provide to Digimarc within a reasonable period of time following request, the Technical Information for those improvements requested by Digimarc in writing.

5.5 [*] hereby grants to Digimarc a royalty-free, non-exclusive, sub-licensable, worldwide license to use the improvements described in clause 5.4 and in any patents thereon owned or otherwise licenseable by [*].

5.6 Such license shall continue until this Agreement expires or is terminated, or until [*] has no further rights to Digimarc IPR, whichever occurs last.

5.7 For greater certainty, the obligations set out in clauses 5.4, 5.5 and 5.6 shall not apply to any such improvement which the [*] can demonstrate would have been made irrespective of access to the Digimarc Confidential Information.

5.8 Not less frequently than twice in each calendar year of the Term, [*] (or Digimarc if [*] so designates), shall conduct Verification Tests on representative samples of [*]. A report detailing the results of the Tests shall be prepared and promptly provided to [*].

5.9  If [*] designates Digimarc to conduct the tests:

(i)  [*], [*] shall pay Digimarc the fees set out in Attachment 3;
(ii) [*], [*] shall pay Digimarc the fees then paid to Digimarc for similar services by Digimarc's most favoured customer .

_______________
[*] Omitted Pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

5.10 In the event that said Tests do not indicate, to [*]'s satisfaction, that [*] standards detailed in the Verification Tests, [*] will require the [*] to immediately take whatever corrective action(s) [*] considers appropriate.

5.11 [*] shall advise Digimarc in writing in advance of any changes which [*] may, at its sole discretion, make from time to time to the information set forth in Attachments 4 and 5.

6.    CONFIDENTIALITY

6.1 Except as otherwise expressly permitted by this Agreement, a Recipient shall not use, reproduce or disclose the Confidential Information of the Discloser for any purpose other than as reasonably necessary to comply with its obligations under this Agreement or to exercise any rights or licenses granted to it under or pursuant to this Agreement.

6.2 The Recipient shall protect the Confidential Information of the Discloser from disclosure by using the same degree of care, which shall be no less than a reasonable degree of care, as the Recipient uses to protect its own confidential information.

6.3 On written request from the Discloser, the Recipient shall return, or certify the destruction of, all originals and copies of the Discloser's Confidential Information in the Recipient's possession or control which the Recipient does not need to retain in order to perform any obligations imposed, or exercise any rights acquired, by this Agreement

6.4 A Recipient may, on a need to know basis, and only for the purposes described in clause 6.1, give the other party's Confidential Information to the Recipient's employees or authorized subcontractors provided that such employee or subcontractor shall have entered into a non-disclosure agreement in respect of such Confidential Information in favour of the Discloser on terms materially similar to the provisions of this clause 6.

6.5 The obligations set out in this clause 6 will not apply to any Confidential Information that:

(a) is or becomes publicly available other than through the fault of the Recipient;

(b) was known to the Recipient prior to disclosure as shown by documentation sufficient to establish such knowledge;

(c) was or is lawfully disclosed to the Recipient by a third party who did not breach any.

_______________
[*] Omitted Pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

     obligation of confidence by such disclosure and who made the disclosure without restriction on further disclosure all of which is shown by documentation sufficient to establish same; or

(d) is required by law to be disclosed provided, however, that the Recipient shall first give written notice to the Discloser before the disclosure so that the Discloser may seek an appropriate protective order.

Notwithstanding the foregoing, the fact that Confidential Information, or any part thereof, can be linked together by a search of publications and other information, followed by a selection of a series of such items of knowledge from unconnected sources, and fitting together those items of knowledge so as to duplicate or recreate any item of Confidential Information, shall not be deemed to cause the Confidential Information, or any part thereof, to be included within exceptions (a), (b) or (c), above.

6.6 [*] shall not make any disclosure of Digimarc Confidential Information to [*] which is not licensed by Digimarc, except as expressly and previously authorized in writing by Digimarc. Disclosure to [*]shall only be made if and to the extent reasonably necessary for [*] to fulfill its obligations to [*].

6.7 The obligations of the parties under this clause 6 will survive the Term or sooner termination of this Agreement and will remain in full force and effect regardless of the cause of any termination.

6.8 Nothing in this Agreement shall be construed to require [*] to disclose any information which is confidential to a third party including for greater certainty [*].

7.   INTELLECTUAL PROPERTY INDEMNIFICATION

7.1 [*] shall provide Digimarc with prompt written notice of any claim, demand or action against [*] based on an allegation that the Digimarc IPR or any part thereof, infringes any Intellectual Property Right of any person (referred to below as a "Claim").

7.2 Subject to the limitations set out in clauses 7.3 to 7.7 inclusive Digimarc shall, at its own expense:

(a)  negotiate the resolution of any such Claim;

(b)  pay all costs associated with the Claim; and

_______________
[*] Omitted Pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

(c)  defend any action based on the Claim.

7.3 [*] shall, at Digimarc's expense, comply with all reasonable requests for assistance from [*] in connection with the settlement or defence of the Claim.

7.4 Notwithstanding any other provision of this Agreement to the contrary, but subject to the limitations in this clause 7, Digimarc shall indemnify [*] and all [*] against and save [*] and all the [*] harmless from all loss, costs, liabilities including an award of damages, and expenses, including legal fees, arising from each Claim first notified to Digimarc prior to [*]. The obligation set out in this clause 7 shall not apply in respect of any settlement made by [*] without the consent of Digimarc.

7.5 The liability of Digimarc under clause 7.4 of this Agreement and under the equivalent clause of every other licence agreement entered into between Digimarc and [*] pursuant to the provisions of the [*] License will not exceed the Indemnity Limit as defined in clause 7.6 below.

7.6 The Indemnity Limit shall be [*], or such higher amount as notified by Digimarc from time to time.

7.7 For the purposes of clauses 7.2 through 7.6 inclusive, "Claim" shall mean any Claim, other than a Claim for patent infringement which Digimarc can demonstrate occurred without Digimarc acting recklessly or negligently.

8.   REPRESENTATIONS AND WARRANTIES OF DIGIMARC

8.1 General - Digimarc represents, warrants and undertakes to [*] that from and after the Effective Date:

(a) the Services provided under this Agreement will be of professional quality conforming to generally accepted practices for like services and will be performed at all times in a timely and cost effective manner and, for greater certainty Digimarc shall employ the standard of care in performing the Services that would be expected of an expert [*] of the same or similar type as the [*] which comprises the [*];

(b) Digimarc is duly incorporated and organized and is validly subsisting under the laws of the State of Oregon, U.S.A. or some other state in the United States with full corporate power and authority to enter into this Agreement;

_______________
[*] Omitted Pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

(c) to the best of its knowledge, neither this Agreement nor the Services will contravene, breach, or result in any default under any agreement, permit, by-law, or law or regulation to which Digimarc is subject or by which it is bound including, for greater certainty any laws or regulations in effect in the United States governing export;

(d) this Agreement when executed and delivered by Digimarc shall constitute a valid and binding agreement with Digimarc enforceable against Digimarc according to its terms; and

(e) Digimarc will at all material times have the right to grant the licenses to the Digimarc IPR as required by this Agreement.

8.2  Digimarc represents, warrants and undertakes to [*] that:

(a)  incorporated as part of its [*];

(b) [*] contain no lock, clock, timer, counter, copy protection feature, replication device or intentional defects (including but not limited to "viruses" or "worms" as such terms are commonly used in the computer industry), CPU serial number reference, or other device which might:

     (i) lock, disable or erase the [*] or any data which is loaded on the [*] so as to prevent full use of the [*] by authorized persons; or

     (ii) require action or intervention by Digimarc or any other person to allow properly trained and authorized persons to use the [*];

(c) the source code for the [*] will support the year 2000 and neither performance nor functionality will be affected by dates prior to, during and after the year 2000, and for greater certainty, the [*] will switch to 1 January 2000 on 1 January 2000, and the year 2000 will be recognized as a leap year.

9.   REPRESENTATIONS AND WARRANTIES OF [*]

9.1  [*] represents and warrants to Digimarc that:

(a)  [*] has full power and authority to enter into this Agreement; and

(b) this Agreement when executed and delivered by [*] shall constitute a valid, binding
_______________
[*] Omitted Pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

      enforceable obligation of [*].

9.2 [*] makes no representations, warranties or undertakings that [*] has any right to grant the licenses required to be granted by clause 5.5 and Digimarc shall be solely responsible for determining that such improvements are suitable for the intended use and for the consequences of any use of the same whether by Digimarc or others, and [*] hereby disclaims all liability in connection therewith.

10.   TERM AND TERMINATION

10.1 This Agreement will take effect on the Effective Date and will remain in force throughout the Term unless sooner terminated as provided herein.

10.2 Either party may terminate this Agreement if the other party breaches any of its obligations under this Agreement and fails to remedy such breach within thirty (30) days after receiving written notice of such breach from the other party.

10.3  Upon termination of this Agreement:

(a) all rights granted to [*] under this Agreement will immediately terminate. No interest in any such rights will thereafter remain with [*], except that [*] that have already been produced will continue to be licensed, but no further production of [*] for [*] shall be permitted; and

(b) each party shall return, or certify the destruction of, to the Discloser, all originals and copies of the Discloser's Confidential Information in the party's possession or control which the party does not need to retain in order to exercise any rights acquired by this Agreement.

10.4 No termination of this Agreement will in any manner release, or be construed as releasing, any party from any liability arising out of or in connection with that party's breach of or failure to perform any covenant, duty or obligation contained herein prior to the date of such termination.

10.5 Upon termination of the [*] License by Digimarc for cause, the rights of the [*] hereunder to use the Digimarc IPR shall be deemed to be restricted [*] as of the date of such termination.


___________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

11.   DISPUTE RESOLUTION

11.1 Any Dispute (as defined in the Arbitration Agreement) shall be finally settled by arbitration in accordance with the Arbitration Agreement.

11.2 Unless otherwise agreed between the parties or unless the subject matter of the dispute resolution proceedings is a party's right to terminate this Agreement, the Services shall continue during the dispute resolution proceedings and payments due to Digimarc shall not be withheld on account of such proceedings unless that particular services or payment is the subject matter of the proceedings. Notwithstanding the foregoing, Licensee may in its sole discretion instruct Digimarc to continue to perform services which are the subject matter of the proceedings and Digimarc shall act in accordance with those instructions, subject to payment under clause 3.1.

12.   MISCELLANEOUS PROVISIONS

12.1  Remedies Cumulative - Except as otherwise expressly set out in this
      Agreement:

(a) each and every right, power and remedy of a party will be considered to be cumulative with and in addition to any other right, power and remedy which such party may have at law or in equity in the event of breach of any of the terms of this Agreement;

(b) the exercise or partial exercise of any right, power or remedy will neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party; and

(c) a party terminating this Agreement in accordance with the provisions of the Termination clause will have no liability or obligation to the other as a result of or with respect to the termination.

12.2 Notices. All notices under this Agreement shall be delivered by fax or recognized international courier service. The notice shall be deemed effective as of the date of delivery to the address of the party specified below, as evidenced by a delivery receipt or the addressee's registry of incoming correspondence. Unless otherwise expressly set out in this Agreement, all notices to a party will be sent to the party's authorized representative identified below and all notices from a party will be sent by the party's authorized representative identified below.

12.3 Any notice to [*] shall be sent to both of, and any notice from [*] shall be sent by either:

Name1      Name2


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                                      14

Address1      Address2

12.4 Any notice to Digimarc shall be sent to both of, and any notice from Digimarc shall be sent by either:



___________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

Mr. Bruce Davis                        Mr. William Y. Conwell
President and CEO                      Klarquist, Sparkman, Campbell,
Digimarc Corporation                   Leigh & Whinston
One Centerpointe Drive                 121 SW Salmon Street
Suite 500                              Suite 1600
Lake Oswego, Oregon 97035 USA          Portland, Oregon 97204 USA
FAX: (503) 968-0219                    FAX: (503) 228-9446


12.5  A copy of every notice sent by either party shall be sent to: [*].

12.6 A party may change its address for notice by notice to the other party in accordance with the foregoing provisions.

12.7 Severability. If any part of this Agreement is held by an arbitral tribunal appointed pursuant to the Arbitration Agreement or other competent authority to be void or unenforceable, the parties agree that such determination will not result in the nullity or unenforceability of the remaining parts of this Agreement, which will continue in force to the fullest extent permitted by law. The parties further agree to replace such void or unenforceable part of this Agreement with a valid and enforceable provision that will achieve, to the extent legally permissible, the economic, business and other purposes of the void or unenforceable part.

12.8 Counterparts. This Agreement may be executed in separate counterparts, and by facsimile, each of which will be deemed an original, and when executed, separately or together, will constitute a single original instrument, effective in the same manner as if the parties had executed one and the same instrument.

12.9 Entire Agreement. This Agreement is intended by the parties to be the final expression of their agreement and constitutes and embodies the entire agreement and understanding between the parties hereto and constitutes a complete and exclusive statement of the terms and conditions thereof, and will supersede any and all prior correspondence, conversations, negotiations, agreements or understandings relating to the same subject matter.

12.10 Amendments. No change in, modification of or addition to the terms and conditions contained herein will be valid as between the parties unless set forth in a writing that is signed by an authorized representative of each of the parties and which specifically states that it constitutes an amendment to this Agreement.

12.11 Waiver. No waiver of any term, provision, or condition of this Agreement will be effective unless in a written document signed by the waiving party and no such waiver in any one


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    been filed separately with the Securities and Exchange Commission.

or more instances, will be deemed to be, or be construed as, a further or continuing waiver of that term, provision or condition or any other term, provision or condition of this Agreement.

12.12 Assignment and Successors. This Agreement may not be assigned by [*] without Digimarc's consent, which consent shall not be unreasonably withheld or delayed. This Agreement and all of its terms, conditions and covenants are intended to be fully effective and binding, to the extent permitted by law, on the successors and permitted assigns of the parties hereto.

12.13 Captions. Captions are provided in this Agreement for convenience only and they form no part, and are not to serve as a basis for interpretation or construction, of this Agreement, nor as evidence of the intention of the parties hereto.

12.14 Disclaimer of Agency. Nothing contained in this Agreement is intended or will be construed so as to constitute the parties to this Agreement as partners or joint venturers or as agents of each other. Neither party will have any express or implied right or authority to assume or create any obligations on behalf of or in the name of any other party or to bind any other party in any contract, agreement or undertaking with any third party. No employee of a party shall be deemed or considered to be an employee of the other party or of both parties.

12.15 Publicity. The parties agree that from time-to-time it will be beneficial to both parties to issue press releases and other public announcements concerning benefits arising from the CDS. Each party agrees to submit for approval by the other party any press release that involves the other party, which approval shall not unreasonably be withheld.

12.16 Effectiveness. This Agreement shall not be effective until it is signed by both of the parties.

12.17 Ambiguities. Each party and its counsel have participated fully in the review and revision of this Agreement. Any rule or construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Agreement.

12.18 Survival. All clauses of this Agreement which expressly or by implication are intended to survive the termination of this Agreement will do so and, for greater certainty and notwithstanding any provision in this Agreement to the contrary, the provisions of clauses 3.2, 3.3, 5.1, 5.2, 5.5, 5.6, 6, 7,11, and 12 of this Agreement shall survive termination of this Agreement by either party for any reason.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties


___________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

hereto as of the Effective Date.

DIGIMARC CORPORATION        ([*])
By:    ________________     By:    ________________
Name:  ________________     Name:  ________________
Title: ________________     Title: ________________
Date:  ________________     Date:  ________________



___________________
[*] Omitted pursuant to a confidential treatment request. The material has
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                                       3

                                 ATTACHMENT 1

                                      [*]

[*] will cause the following [*] to take place:

(a)  [*]

(b)  [*] CDS [*]

(c)  [*]



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                                       4

                                 ATTACHMENT 2

                                PROBLEM REPORT

     Each problem report will contain all information necessary to reproduce or demonstrate the occurrence of the problem. Problem reports will be in English and will be delivered electronically in a format to be provided by Digimarc.

Problem reports will contain:

 .    Date problem was encountered
 .    Detailed description of the problem, including the frequency with which the problem occurs
 .    Name and version number of the program / system component that exhibits the problem
 .    Step by step instructions to reproduce the problem
 .    All data files required to reproduce the problem
 .    [*]
 .    Manufacturer and Model
 .    CPU type and speed
 .    Amount of memory
 .    Operating System and Version
 .    Disk Configuration (number of drives, total space per drive, free space per drive)
 .    Display Adapter Model, Resolution, Number of colors
 .    Peripheral configuration (where applicable)
 .    [*]
 .    TWAIN driver and version number
 .    [*]
 .    Severity of problem
 .    Contact information for person to contact for further information (name, phone number, FAX number, email address)

Licensee agrees to work with Digimarc to provide reasonable additional information and perform reasonable additional tests, as requested by Digimarc, to assist Digimarc in resolution of the problem.



___________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                 ATTACHMENT 3

                             PAYMENT FOR SERVICES

     Digimarc shall bill [*] for services in one hour increments at the following hourly rates:

     Technical/Design Consultant       [*]
     Senior Engineer                   [*]
     R&D/Engineering Executive         [*]
     Project Manager                   [*]
     Administrator/Scheduler           [*]

     Fees for services will be invoiced on the earlier of 1) the last day of the month or 2) the completion of the Services. Invoices are due thirty (30) days from the date of receipt of a correct invoice. A late charge of 1.5% per month will be charged on any late payments. All fees are due and payable in US funds.

     [*] will reimburse Digimarc for all out-of-pocket expenses reasonably and necessarily incurred in providing the Verification Tests and other services. Expenses will be itemized and reported by category. Out-of-pocket expenses will not be "marked up" by Digimarc. Costs include, but are not limited to, reasonable travel and lodging expenses, telephone and fax charges, postage and overnight deliveries, and charges for rental equipment or materials purchased specifically to be used in providing the Verification Tests and other services. All invoices for out-of-pocket expenses will be issued monthly in arrears and are due thirty (30) days from the date of receipt of a correct invoice. Supporting receipts and vouchers will be available for review at Digimarc's offices. A late charge of 1.5% per month will be charged on any late payments. Payments will additionally include Value Added taxes and other tariffs and fees that may be imposed by any governments other than the United States of America.



___________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

     ATTACHMENT 4

                             IDENTIFICATION OF [*]



                                 ATTACHMENT 5

                                      [*]



___________________
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

                                 SCHEDULE "K-2"

                          [*] LICENSE AGREEMENT - [*]


This [*] LICENSE AGREEMENT (the "Agreement") is made

                                    BETWEEN

          (name and address of [*]) ("[*]")

                                   -   AND -

          DIGIMARC CORPORATION, a corporation incorporated under the laws of Oregon and having its head office at One Centerpointe Drive, Suite 500, Lake Oswego, Oregon. U.S.A. 97035-8615 ("Digimarc")

RECITALS
--------

          Digimarc has expertise in, and owns extensive intellectual property, including patents, patent applications, copyrights and trade secrets related to digital watermarks, counterfeit deterrence, copyright protection, and device control (the "Digimarc IPR");

          [*] possesses or will possess intellectual property rights related to the application of such intellectual property to [*];

          Digimarc and [*] have cooperated in the development of means, using such intellectual property, to [*] (the "Counterfeit Deterrence System" or "CDS");


and

          [*] desires to obtain a license to certain components of the CDS so it can [*] which include the CDS [*].

          In consideration of these premises, the covenants set out in this Agreement and other good and valuable consideration, the receipt and adequacy of which are acknowledged by each of the parties, the parties agree as follows:

__________________
[*] Omitted pursuant to confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

1.  DEFINITIONS AND PRINCIPLES OF INTERPRETATION

1.1 Definitions

"Agreement" means these articles of agreement, including the Attachments, and those documents as specified or referenced in this Agreement as forming part of the Agreement, all as may be amended from time to time;

"Arbitration Agreement" means the Arbitration Agreement entered into between the parties and others effective 1 January 1999;

"Attachment" means a document specified as being attached to this Agreement;

[*];

[*];

[*];

[*] the CDS;

[*]

"Business Day" means a day that both Digimarc and [*] are open for business at their respective addresses noted above;

"Confidential Information" means information disclosed before or during the Term of this Agreement in any form which, if disclosed in tangible form, is or was labelled "Confidential", "Proprietary" or with a similar legend, or if disclosed orally, is or was information that by its nature would be understood to be confidential to the Discloser. For greater certainty, the Confidential Information of Digimarc includes the Digimarc IPR and [*];

[*]

"Counterfeit Deterrence System" (or "CDS" or "System") [*];

"Digimarc IPR" means Intellectual Property Rights owned by Digimarc, now or during the Term of this Agreement, to the extent that same specifically relates to or forms part of the CDS;

_____________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

"Digital Watermark" refers to markings (including texturing) that are detectable from data produced by visible light scanning of documents, which convey multiple bits of digital data and yet do not significantly detract from the aesthetics of the item or image marked thereby. Examples include, but are not limited to:

1. generally imperceptible changes to line density or placement in line art imagery;
2. texturing of a substrate, where the texturing feels substantially uniform to human touch;
3. slight localized changes to optical density or reflectance of a printed document;
4.   slight changes to sampled data; or
5.   visible background patterns of substantially uniform character.

"Discloser" means a party which has disclosed or otherwise made available its Confidential Information to the other party;

"DLA Contract Authority" means the individual appointed as such under the [*] License;

[*]

[*]

[*]

[*]

"Effective Date" means the date on which this Agreement is last signed by the parties;

[*]

"Field of Use" means the field of [*];

"Improvement" means an improvement provided to [*] under clause 2.14 of the [*] License;

"Intellectual Property Rights" or "IPR" means all intellectual property rights existing now and in the future including, without limitation, trade secrets, copyright, database rights, know-how, topographies, patents and patent applications;

[*]

[*]

____________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

"[*] License" means Schedule L-2 to the [*] License;

[*]

"Recipient" means a party to which the Confidential Information of the other party has been disclosed or otherwise made available;

"Services" means the Verification Tests and any other service performed by Digimarc under this Agreement;

"Term" means the period commencing on the Effective Date and ending on the [*]; and

"Verification Test" means a test or tests developed under the [*] License to determine if [*].

1.2    Interpretation - In this Agreement:

1.2.1 unless otherwise specified, all references to money amounts are to the currency of the United States of America;

1.2.2 the use of words in the singular or plural, or with a particular gender, shall not limit the scope or exclude the application of any provision of this Agreement to such person or persons or circumstances as the context otherwise permits;

1.2.3 whenever a provision of this Agreement requires an approval or consent by a party to this Agreement and notice of such approval or consent is not delivered within the applicable time, then the party shall be conclusively deemed to have withheld the consent or approval;

1.2.4 unless otherwise specified, the number of days within or following which any payment is to be made or act is to be done shall be interpreted to be continuous and shall be calculated by excluding the day on which the period commences and including the day which ends the period and by extending the period to the next Business Day if the last day of the period is not a Business Day;

1.2.5 unless otherwise specified, the order of precedence for interpreting this Agreement shall be:

(a)    this Agreement, excluding Attachments, and

_______________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

(b)    the Attachments;

1.2.6 for greater certainty, a party or representative to which this Agreement grants the right to make a decision or determination in the sole discretion of the party or representative is not required to act reasonably in making the decision or determination and no such decision or determination may be challenged by the other party under the Arbitration Agreement or otherwise;

1.2.7 the words "includes" or "including" will be construed as meaning "included without limitation" and "including without limitation" as the case may be; and

1.2.8 a clause or Attachment, unless the context requires otherwise, is a reference to a clause to, an Attachment of, or a paragraph of an Attachment to, this Agreement, as amended from time to time in accordance with this Agreement.

1.3 Applicable Law - This Agreement shall be construed in accordance with the laws of England to the exclusion of its rules of conflicts of laws.

1.4 Attachments - The attachments to this Agreement, listed below, are an integral part of this Agreement:

          Attachment        Description
          ----------        -----------
          Attachment "1"        [*]
          Attachment "2"      Opinion of Counsel
          Attachment "3"      Problem Report
          Attachment "4"      Payment for Services
          Attachment "5"      [*]
          Attachment "6"      [*]

2.  GRANT OF RIGHTS AND SERVICES

2.1 Subject to the terms of this Agreement, Digimarc hereby grants to [*], a no charge, non-exclusive, non-transferable license under the Digimarc IPR and the [*] IPR, in the Field of Use only, to [*].

2.2 [*] acknowledges and agrees that the Digimarc IPR, and any technology developed by Digimarc during the course of its work with [*], is the property of Digimarc and that [*] has no right to sublicense it. [*] acknowledges that [*] may not [*].

___________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

2.3 [*] acknowledges and agrees that the [*] IPR is the property of its owner and that [*] has no right to sublicense it.

2.4 Nothing in this Agreement shall be construed to grant, by implication or otherwise, any broader rights than those specifically granted herein.

2.5 Commencing no later than ten (10) Business Days after every written request made during the Term by [*], Digimarc shall make an irrevocable offer, which offer shall remain open for acceptance within sixty (60) days of receipt by [*].

2.6 Commencing no later than twenty (20) Business Days after every written request made by [*] during the Term, Digimarc shall conduct Verification Tests of specified [*] on a date or dates agreed between Digimarc and [*] for the charges specified in clause 3.

2.7 Digimarc shall obtain at its own expense all licenses or permits required to be obtained from the Government of the United States in order for Digimarc to comply with its obligations under this Agreement including, without limitation, to [*], and grant the foregoing license to [*].



3.   SERVICE FEES

3.1 [*] shall pay to Digimarc a fee for the Services as detailed below. The fee for Services provided:

(a)  [*], is as set out in Attachment 4;

(b) [*], will be no greater than the fee then paid to Digimarc for similar services by Digimarc's most favoured customer.

3.2 Except as otherwise expressly provided in this Agreement, [*] shall pay Digimarc all sales, use, goods and services or other similar taxes levied by any government in the United States or the country of the [*]'s principal place of business which Digimarc is obliged to collect and remit to such government(s) in connection with any amount paid by [*] to Digimarc under this Agreement.

3.3 Digimarc is responsible for, and shall indemnify [*] against, and hold [*] harmless from, the payment of all taxes levied by any government on or in respect of Digimarc's income and any amounts required by law to be paid in respect of social benefits for Digimarc's employees

________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

relating to or arising out of the performance of the Services. If required by law, [*] shall deduct all such taxes and amounts from the amounts otherwise payable to Digimarc and remit them to the appropriate authorities.

4.   OPINION OF COUNSEL

4.1 Before introducing [*], [*] shall obtain and forward to Digimarc a written opinion of counsel substantially in the form attached as Attachment 2 that confirms:

(a) the validity and enforceability of the terms of this Agreement, under the laws of the jurisdiction where [*] resides; and

(b) the legality of each [*] under the laws of the jurisdiction where [*] resides.

4.2 Digimarc shall not unreasonably withhold its consent to any qualifications which [*]'s counsel may require to be made to such opinion.

5.   [*] RESPONSIBILITIES

5.1 [*] shall make every reasonable effort, including obtaining a legally binding commitment from all [*], to ensure that the [*] do not use the [*] IPR or the Digimarc IPR, or permit or suffer the [*] IPR or the Digimarc IPR to be used, for any purpose other than [*].

5.2 If [*] learns, or has reasonable cause to believe, that any [*] has used, or permitted or suffered to be used, or proposes to use or permit or suffer to be used, the [*] IPR or the Digimarc IPR except as expressly authorised herein, [*] shall immediately notify Digimarc and the DLA Contract Authority, and [*] shall use all reasonable efforts, at its own expense, to prevent any further such use including exercising whatever legal remedies (including, without limitation, an application for injunctive relief) are available to [*]. [*] shall, immediately on notice by Digimarc, assign to Digimarc any right of action which [*] may have to prevent any further such use. Following such assignment, [*] shall cooperate with Digimarc to achieve the successful prosecution, or, if elected by Digimarc, settlement, of any such action.

5.3 [*] shall promptly report to Digimarc every instance which comes to its attention of:

(i)  [*]

(ii) [*]

_________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

5.4 [*] shall inform Digimarc within thirty (30) days after the end of each calendar quarter during the Term of all improvements relating to (i) Digital Watermarks [*]; (ii) the technology for [*], and (iii) the technology for [*] and (iv) any other part of the CDS which improvements [*] has made, or caused or permitted to be made, as a result of access to and use of the Digimarc Confidential Information. The first such information shall be provided to Digimarc within thirty (30) days after the first calendar quarter following said access, and shall cover improvements made from the date [*] first learned of the Digimarc Confidential Information. Following the provision of the information under this clause 5.4, [*] shall provide to Digimarc within a reasonable period of time following request, the Technical Information for those improvements requested by Digimarc in writing.

5.5 [*] hereby grants to Digimarc a royalty-free, non-exclusive, sub-licensable, worldwide license to use the improvements described in clause
5.4 and in any patents thereon owned or otherwise licenseable by [*].

5.6 Such license shall continue until this Agreement expires or is terminated, or until [*] has no further rights to Digimarc IPR, whichever occurs last.

5.7 For greater certainty, the obligations set out in clauses 5.4, 5.5 and 5.6 shall not apply to any such improvement which the [*] can demonstrate would have been made irrespective of access to the Digimarc Confidential Information.

5.8 Not less frequently than twice in each calendar year of the Term, [*] (or Digimarc if [*] so designates), shall conduct Verification Tests on representative samples [*]. A report detailing the results of the Tests shall be prepared and promptly provided to [*].

5.9  If [*] designates Digimarc to conduct the tests:

(i)  [*], [*] shall pay Digimarc the fees set out in Attachment 4 ;
(ii) [*], [*] shall pay Digimarc the fees then paid to Digimarc for similar services by Digimarc's most favoured customer.

5.10 In the event that said Tests do not indicate, to [*]'s satisfaction, that [*] standards detailed in the Verification Tests, [*] will require the [*] to immediately take whatever corrective action(s) [*] considers appropriate.

5.11 [*] shall advise Digimarc in writing in advance of any changes which [*] may, at its sole discretion, make from time to time to the information set forth in Attachments 5 and 6.

_________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

6.   CONFIDENTIALITY

6.1 Except as otherwise expressly permitted by this Agreement, a Recipient shall not use, reproduce or disclose the Confidential Information of the Discloser for any purpose other than as reasonably necessary to comply with its obligations under this Agreement or to exercise any rights or licenses granted to it under or pursuant to this Agreement.

6.2 The Recipient shall protect the Confidential Information of the Discloser from disclosure by using the same degree of care, which shall be no less than a reasonable degree of care, as the Recipient uses to protect its own confidential information.

6.3 On written request from the Discloser, the Recipient shall return, or certify the destruction of, all originals and copies of the Discloser's Confidential Information in the Recipient's possession or control which the Recipient does not need to retain in order to perform any obligations imposed, or exercise any rights acquired, by this Agreement.

6.4 A Recipient may, on a need to know basis, and only for the purposes described in clause 6.1, give the other party's Confidential Information to the Recipient's employees or authorized subcontractors provided that such employee or subcontractor shall have entered into a non-disclosure agreement in respect of such Confidential Information in favour of the Discloser on terms materially similar to the provisions of this clause 6.

6.5 The obligations set out in this clause 6 will not apply to any Confidential Information that:

(a) is or becomes publicly available other than through the fault of the Recipient;

(b) was known to the Recipient prior to disclosure as shown by documentation sufficient to establish such knowledge;

(c) was or is lawfully disclosed to the Recipient by a third party who did not breach any obligation of confidence by such disclosure and who made the disclosure without restriction on further disclosure all of which is shown by documentation sufficient to establish same; or

(d) is required by law to be disclosed provided, however, that the Recipient shall first give written notice to the Discloser before the disclosure so that the Discloser may seek an appropriate protective order.

Notwithstanding the foregoing, the fact that Confidential Information, or any part thereof, can be

_______________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

linked together by a search of publications and other information, followed by a selection of a series of such items of knowledge from unconnected sources, and fitting together those items of knowledge so as to duplicate or recreate any item of Confidential Information, shall not be deemed to cause the Confidential Information, or any part thereof, to be included within exceptions (a), (b) or
(c), above.

6.6 [*] shall not make any disclosure of Digimarc Confidential Information to [*] which is not licensed by Digimarc, except as expressly and previously authorized in writing by Digimarc. Disclosure to [*] shall only be made if and to the extent reasonably necessary [*] to fulfill its obligations to [*].

6.7 The obligations of the parties under this clause 6 will survive the Term or sooner termination of this Agreement and will remain in full force and effect regardless of the cause of any termination.

6.8 Nothing in this Agreement shall be construed to require [*] to disclose any information which is confidential to a third party including for greater certainty a [*].

7.  INTELLECTUAL PROPERTY INDEMNIFICATION

NOTE - THIS PROTECTION IS AVAILABLE UPON PAYMENT OF A FEE BY [*] TO BE NEGOTIATED BETWEEN [*] AND DIGIMARC

7.1 [*] shall provide Digimarc with prompt written notice of any claim, demand or action against [*] based on an allegation that the Digimarc IPR or any part thereof, infringes any Intellectual Property Right of any person (referred to below as a "Claim").

7.2 Subject to the limitations set out in clauses 7.3 to 7.7 inclusive Digimarc shall, at its own expense:

(a)  negotiate the resolution of any such Claim;

(b)  pay all costs associated with the Claim; and

(c)  defend any action based on the Claim.

7.3 [*] shall, at Digimarc's expense, comply with all reasonable requests for assistance from [*] in connection with the settlement or defence of the Claim.

________________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

7.4 Notwithstanding any other provision of this Agreement to the contrary, but subject to the limitations in this clause 7, Digimarc shall indemnify [*] and all of [*] against and save [*] and all [*] harmless from all loss, costs, liabilities including an award of damages, and expenses, including legal fees, arising from each Claim first notified to Digimarc prior to [*]. The obligation set out in this clause 7 shall not apply in respect of any settlement made by [*] without the consent of Digimarc.

7.5 The liability of Digimarc under clause 7.4 of this Agreement and under the equivalent clause of every other licence agreement entered into between Digimarc and [*] pursuant to the provisions of the [*] License will not exceed the Indemnity Limit as defined in clause 7.6 below.

7.6 The Indemnity Limit shall be [*], or such higher amount as notified by Digimarc from time to time.

7.7 For the purposes of clauses 7.2 through 7.6 inclusive, "Claim" shall mean any Claim, other than a Claim for patent infringement which Digimarc can demonstrate occurred without Digimarc acting recklessly or negligently.


8.   REPRESENTATIONS AND WARRANTIES OF DIGIMARC

8.1 General - Digimarc represents, warrants and undertakes to [*] that from and after the Effective Date:

(a) the Services provided under this Agreement will be of professional quality conforming to generally accepted practices for like services and will be performed at all times in a timely and cost effective manner and, for greater certainty Digimarc shall employ the standard of care in performing the Services that would be expected of an expert [*] of the same or similar type as the [*] which comprises the [*];

(b) Digimarc is duly incorporated and organized and is validly subsisting under the laws of the State of Oregon, U.S.A. or some other state in the United States with full corporate power and authority to enter into this Agreement;

(c) to the best of its knowledge, neither this Agreement nor the Services will contravene, breach, or result in any default under any agreement, permit, by-law, or law or regulation to which Digimarc is subject or by which it is bound including, for greater certainty any laws or regulations in effect in the United States governing export;

_________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

(d) this Agreement when executed and delivered by Digimarc shall constitute a valid and binding agreement with Digimarc enforceable against Digimarc according to its terms; and

(e) Digimarc will at all material times have the right to grant the licenses to the Digimarc IPR as required by this Agreement.

8.2  Digimarc represents, warrants and undertakes to [*] that:

(a)  incorporated as part of [*];

(b) [*] shall contain no lock, clock, timer, counter, copy protection feature, replication device or intentional defects (including but not limited to "viruses" or "worms" as such terms are commonly used in the computer industry), CPU serial number reference, or other device which might:

     (i) lock, disable or erase [*] or any data which is loaded on the [*] so as to prevent full use of the [*] by authorized persons; or

     (ii) require action or intervention by Digimarc or any other person to allow properly trained and authorized persons to use the [*];

(c) the source code for the [*] will support the year 2000 and neither performance nor functionality will be affected by dates prior to, during and after the year 2000, and for greater certainty, the [*] will switch to 1 January 2000 on 1 January 2000, and the year 2000 will be recognized as a leap year.

9.   REPRESENTATIONS AND WARRANTIES OF [*]

9.1  [*] represents and warrants to Digimarc that:

(a)  [*] has full power and authority to enter into this Agreement; and

(b) this Agreement when executed and delivered by [*] shall constitute a valid, binding and enforceable obligation of [*].

9.2 [*] makes no representations, warranties or undertakings that [*] has any right to grant the licenses required to be granted by clause 5.5 and Digimarc shall be solely responsible for determining that such improvements are suitable for the intended use and for the consequences of

_________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

any use of the same whether by Digimarc or others, and [*] hereby disclaims all liability in connection therewith.

10.   TERM AND TERMINATION

10.1 This Agreement will take effect on the Effective Date and will remain in force throughout the Term unless sooner terminated as provided herein.

10.2 Either party may terminate this Agreement if the other party breaches any of its obligations under this Agreement and fails to remedy such breach within thirty (30) days after receiving written notice of such breach from the other party.

10.3  Upon termination of this Agreement:

      (a) all rights granted to [*] under this Agreement will immediately terminate. No interest in any such rights will thereafter remain with [*], except that [*] that have already been produced will continue to be licensed, but no further production of [*] for [*] shall be permitted; and

      (b) each party shall return, or certify the destruction of, to the Discloser, all originals and copies of the Discloser's Confidential Information in the party's possession or control which the party does not need to retain in order to exercise any rights acquired by this Agreement.

10.4 No termination of this Agreement will in any manner release, or be construed as releasing, any party from any liability arising out of or in connection with that party's breach of or failure to perform any covenant, duty or obligation contained herein prior to the date of such termination.

10.5 Upon termination of the [*] License by Digimarc for cause, the rights of the [*] hereunder to use the Digimarc IPR shall be deemed to be restricted to [*] as of the date of such termination.

11.   DISPUTE RESOLUTION

11.1 Any Dispute (as defined in the Arbitration Agreement) shall be finally settled by arbitration in accordance with the Arbitration Agreement.

11.2 Unless otherwise agreed between the parties or unless the subject matter of the dispute resolution proceedings is a party's right to terminate this Agreement, the Services shall continue

_________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

during the dispute resolution proceedings and payments due to Digimarc shall not be withheld on account of such proceedings unless that particular services or payment is the subject matter of the proceedings. Notwithstanding the foregoing, [*] may in its sole discretion instruct Digimarc to continue to perform services which are the subject matter of the proceedings and Digimarc shall act in accordance with those instructions, subject to payment under clause 3.1.

12.  MISCELLANEOUS PROVISIONS

12.1 Remedies Cumulative - Except as otherwise expressly set out in this
Agreement:

(a) each and every right, power and remedy of a party will be considered to be cumulative with and in addition to any other right, power and remedy which such party may have at law or in equity in the event of breach of any of the terms of this Agreement;

(b) the exercise or partial exercise of any right, power or remedy will neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party; and

(c) a party terminating this Agreement in accordance with the provisions of the Termination clause will have no liability or obligation to the other as a result of or with respect to the termination.

12.2 Notices. All notices under this Agreement shall be delivered by fax or recognized international courier service. The notice shall be deemed effective as of the date of delivery to the address of the party specified below, as evidenced by a delivery receipt or the addressee's registry of incoming correspondence. Unless otherwise expressly set out in this Agreement, all notices to a party will be sent to the party's authorized representative identified below and all notices from a party will be sent by the party's authorized representative identified below.


12.3 Any notice to [*] shall be sent to both of, and any notice from [*] shall be sent by either:

Name1                        Name2
Address1                     Address2

12.4 Any notice to Digimarc shall be sent to both of, and any notice from Digimarc shall be sent by either:

Mr. Bruce Davis              President and CEO

_________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

Digimarc Corporation                             Mr. William Y. Conwell
One Centerpointe Drive                           Klarquist, Sparkman, Campbell,
Suite 500                                        Leigh & Whinston
Lake Oswego, Oregon 97035 USA                    121 SW Salmon Street
FAX: (503) 968-0219                              Suite 1600
                                                 Portland, Oregon 97204 USA
                                                 FAX: (503) 228-9446


12.5  A copy of every notice sent by either party shall be sent to: [*]

12.6 A party may change its address for notice by notice to the other party in accordance with the foregoing provisions.

12.7 Severability. If any part of this Agreement is held by an arbitral tribunal appointed pursuant to the Arbitration Agreement or other competent authority to be void or unenforceable, the parties agree that such determination will not result in the nullity or unenforceability of the remaining parts of this Agreement, which will continue in force to the fullest extent permitted by law. The parties further agree to replace such void or unenforceable part of this Agreement with a valid and enforceable provision that will achieve, to the extent legally permissible, the economic, business and other purposes of the void or unenforceable part.

12.8 Counterparts. This Agreement may be executed in separate counterparts, and by facsimile, each of which will be deemed an original, and when executed, separately or together, will constitute a single original instrument, effective in the same manner as if the parties had executed one and the same instrument.

12.9 Entire Agreement. This Agreement is intended by the parties to be the final expression of their agreement and constitutes and embodies the entire agreement and understanding between the parties hereto and constitutes a complete and exclusive statement of the terms and conditions thereof, and will supersede any and all prior correspondence, conversations, negotiations, agreements or understandings relating to the same subject matter.

12.10 Amendments. No change in, modification of or addition to the terms and conditions contained herein will be valid as between the parties unless set forth in a writing that is signed by an authorized representative of each of the parties and which specifically states that it constitutes an amendment to this Agreement.

12.11 Waiver. No waiver of any term, provision, or condition of this Agreement will be effective unless in a written document signed by the waiving party and no such waiver in any one or more instances, will be deemed to be, or be construed as, a further or continuing waiver of that term, provision or condition or any other term, provision or condition of this Agreement.

Schedule K2 June 28, 1999

12.12 Assignment and Successors. This Agreement may not be assigned by [*] without Digimarc's consent, which consent shall not be unreasonably withheld or delayed. This Agreement and all of its terms, conditions and covenants are intended to be fully effective and binding, to the extent permitted by law, on the successors and permitted assigns of the parties hereto.

12.13 Captions. Captions are provided in this Agreement for convenience only and they form no part, and are not to serve as a basis for interpretation or construction, of this Agreement, nor as evidence of the intention of the parties hereto.

12.14 Disclaimer of Agency. Nothing contained in this Agreement is intended or will be construed so as to constitute the parties to this Agreement as partners or joint venturers or as agents of each other. Neither party will have any express or implied right or authority to assume or create any obligations on behalf of or in the name of any other party or to bind any other party in any contract, agreement or undertaking with any third party. No employee of a party shall be deemed or considered to be an employee of the other party or of both parties.

12.15 Publicity. The parties agree that from time-to-time it will be beneficial to both parties to issue press releases and other public announcements concerning benefits arising from the CDS. Each party agrees to submit for approval by the other party any press release that involves the other party, which approval shall not unreasonably be withheld.

12.16 Effectiveness. This Agreement shall not be effective until it is signed by both of the parties.

12.17 Ambiguities. Each party and its counsel have participated fully in the review and revision of this Agreement. Any rule or construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Agreement.

2.18 Survival. All clauses of this Agreement which expressly or by implication are intended to survive the termination of this Agreement will do so and, for greater certainty and notwithstanding any provision in this Agreement to the contrary, the provisions of clauses 3.2, 3.3, 5.1, 5.2, 5.5, 5.6, 6, 7,11, and 12 of this Agreement shall survive termination of this Agreement by either party for any reason.


IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the Effective Date.

_________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

DIGIMARC CORPORATION                           ([*])

By:    ___________________________             By:     _________________________
Name:  ___________________________             Name:   _________________________
Title: ___________________________             Title:  _________________________
Date:  ___________________________             Date:   _________________________

_________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                 ATTACHMENT 1

                                      [*]

[*] will cause the following [*] to take place:

(a)    [*]

(b)    [*] CDS [*].

(c)       [*]

_________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                 ATTACHMENT 2

                           DRAFT OPINION OF COUNSEL


Digimarc Corporation
One Centerpointe Drive
Suite 500
Lake Oswego, Oregon,
U.S.A. 97035-8615

Attention:  Mr. Bruce Davis
            President and CEO

Dear Mr. Davis:

     In connection with your proposal to grant a license to (name of [*]) to use the Counterfeit Deterrence System and for no other purpose, we confirm that:

(b) each provision of this Agreement is valid and enforceable against (name of [*]) under the laws of (name of jurisdiction); and

(b) none of the [*] described below, at the time of writing, contravenes any law, regulation, policy, principle, or doctrine in effect in the jurisdiction of the (principal place of business/head office) of (name of [*]).

[*]

                                                          Yours truly,

_________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                 ATTACHMENT 3

                                PROBLEM REPORT

     Each problem report will contain all information necessary to reproduce or demonstrate the occurrence of the problem. Problem reports will be in English and will be delivered electronically in a format to be provided by Digimarc.

Problem reports will contain:

[_]  Date problem was encountered
[_] Detailed description of the problem, including the frequency with which the problem occurs
" Name and version number of the program / system component that exhibits the problem
"    Step by step instructions to reproduce the problem
"    All data files required to reproduce the problem
"    [*]
"    Manufacturer and Model
"    CPU type and speed
"    Amount of memory
"    Operating System and Version
" Disk Configuration (number of drives, total space per drive, free space per drive)
"    Display Adapter Model, Resolution, Number of colors
"    Peripheral configuration (where applicable)
"    [*]
"    TWAIN driver and version number
"    [*]
"    Severity of problem
" Contact information for person to contact for further information (name, phone number, FAX number, email address)

Licensee agrees to work with Digimarc to provide reasonable additional information and perform reasonable additional tests, as requested by Digimarc, to assist Digimarc in resolution of the problem.

_________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                 ATTACHMENT 4

                             PAYMENT FOR SERVICES

     Digimarc shall bill [*] for services in one hour increments at the following hourly rates:

     Technical/Design Consultant    [*]
     Senior Engineer                [*]
     R&D/Engineering Executive      [*]
     Project Manager                [*]
     Administrator/Scheduler        [*]

     Fees for services will be invoiced on the earlier of 1) the last day of the month or 2) the completion of the Services. Invoices are due thirty (30) days from the date of receipt of a correct invoice. A late charge of 1.5% per month will be charged on any late payments. All fees are due and payable in US funds.

     [*] will reimburse Digimarc for all out-of-pocket expenses reasonably and necessarily incurred in providing the Verification Tests and other services. Expenses will be itemized and reported by category. Out-of-pocket expenses will not be "marked up" by Digimarc. Costs include, but are not limited to, reasonable travel and lodging expenses, telephone and fax charges, postage and overnight deliveries, and charges for rental equipment or materials purchased specifically to be used in providing the Verification Tests and other services. All invoices for out-of-pocket expenses will be issued monthly in arrears and are due thirty (30) days from the date of receipt of a correct invoice. Supporting receipts and vouchers will be available for review at Digimarc's offices. A late charge of 1.5% per month will be charged on any late payments. Payments will additionally include Value Added taxes and other tariffs and fees that may be imposed by any governments other than the United States of America.

_________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                 ATTACHMENT 5

                             IDENTIFICATION OF [*]



                                 ATTACHMENT 6

                                      [*]

_________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                SCHEDULE "L-1"

                          [*] LICENSE AGREEMENT - [*]


This [*] LICENSE AGREEMENT (the "Agreement") is made
BETWEEN

          (name and address of Licensee) ("Licensee")

                                    - AND -

               DIGIMARC CORPORATION, a corporation incorporated under the laws of Oregon and having its head office at One Centerpointe Drive, Suite 500, Lake Oswego, Oregon. U.S.A. 97035-8615 ("Digimarc")

"[*]" ...........
                    ...........

RECITALS

      Digimarc has expertise in, and owns extensive intellectual property, including patents, patent applications, copyrights and trade secrets related to digital watermarks, counterfeit deterrence, copyright protection, and device control;

      [*] possesses or will possess intellectual property rights related to the application of such intellectual property [*] and

      Digimarc and [*] have cooperated in the development of means, using such intellectual property, [*] and [*] (the "Counterfeit Deterrence System" or "CDS"); [*]

      Digimarc is licensing its CDS [*] authorized by a duly licensed [*], and

      Licensee, having been authorized by a duly licensed [*], desires access to such technology so that Licensee can include Digimarc's [*] and

______________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

     In consideration of these premises, the covenants set out in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are acknowledged by each of the parties, the parties agree as follows:

1.   DEFINITIONS AND PRINCIPLES OF INTERPRETATION

In this Agreement:

"Agreement" means these articles of agreement, including the Attachments, and those documents as specified or referenced in this Agreement as forming part of the Agreement, all as may be amended from time to time;

"Arbitration Agreement" means the Arbitration Agreement entered into between the parties and others effective 1 January 1999;

"Attachment" means a document specified as being attached to this Agreement;

[*]

[*]

[*]

[*] the CDS;

"Business Day" means a day on which both Digimarc and Licensee are open for business at their respective addresses noted above;

"Confidential Information" means information disclosed before or during the Term of this Agreement in any form which, if disclosed in tangible form, is or was labeled "Confidential", "Proprietary" or with a similar legend, or if disclosed orally is or was information that by its nature would be understood to be confidential to the Discloser. For greater certainty, the Confidential Information of Digimarc includes the Digimarc IPR and [*];

[*]

"Counterfeit Deterrence System" ("CDS" or "System") [*];

"Consulting Services" means the Integration Support and all other services that Digimarc

______________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

provides to Licensee regarding [*] and such other matters as Licensee may request and Digimarc agrees to provide, pursuant to this Agreement;

"Digimarc IPR" means Intellectual Property Rights owned by Digimarc, now or during the Term of this Agreement, to the extent that same specifically relates to or forms part of the CDS;

"Digital Watermark" refers to markings (including texturing) that are detectable from data produced by visible light scanning of documents, which convey multiple bits of digital data and yet do not significantly detract from the aesthetics of the item or image marked thereby. Examples include, but are not limited to:

1. generally imperceptible changes to line density or placement in line art imagery;
2. texturing of a substrate where the texturing feels substantially uniform to human touch;
3. slight localized changes to optical density or reflectance of a printed document;
4.   slight changes to sampled data; or
5.   visible background patterns of substantially uniform character;

"Discloser" means a party that has disclosed or otherwise made available its Confidential Information to the other party;

[*]

"Effective Date" means the later of the date on which this Agreement is last signed by the parties and the date on which Digimarc receives written notice from the [*] that the Licensee is authorized [*];

[*]

[*]

"Field of Use" means the field of [*]

"Improvement" means an improvement provided to [*] under clause 2.14 of the [*] Agreement;

"Integration Support" means the consulting and programming services to be provided by Digimarc to Licensee to assist Licensee to [*]

"Intellectual Property Rights" or "IPR" means all intellectual property rights existing now and in the future including, without limitation, trade secrets, copyright, database rights, know-how,

______________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

topographies, patents and patent applications;

"[*]" means the [*] named above;

[*]

"Recipient" means the party to which the Confidential Information of the other party has been disclosed or otherwise made available;

"Services" means the Verification Tests, the Training, and the Consulting Services, or any of them;

"Term" means the period commencing on the Effective Date and ending on [*]

"Training" means the training in the use of the [*] described in Attachment 6;
and

"Verification Test" means a test or tests developed under the [*] Agreement to [*]

1.2  Interpretation - In this Agreement:

1.2.1 unless otherwise specified, all references to money amounts are to the currency of the United States of America;

1.2.2 the use of words in the singular or plural, or with a particular gender, shall not limit the scope or exclude the application of any provision of this Agreement to such person or persons or circumstances as the context otherwise permits;

1.2.3 whenever a provision of this Agreement requires an approval or consent by a party to this Agreement and notice of such approval or consent is not delivered within the applicable time, then, the party shall be conclusively deemed to have withheld the consent or approval;

1.2.4 unless otherwise specified, the number of days within or following which any payment is to be made or act is to be done shall be interpreted to be continuous and shall be calculated by excluding the day on which the period commences and including the day which ends the period and by extending the period to the next Business Day if the last day of the period is not a Business Day;

1.2.5 unless otherwise specified, the order of precedence for interpreting this Agreement shall be:

______________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

(a)   this Agreement, excluding Attachments, and

(b)   the Attachments;

1.2.6 for greater certainty, a party or representative to which this Agreement grants the right to make a decision or determination in the sole discretion of the party or representative is not required to act reasonably in making the decision or determination and no such decision or determination may be challenged by the other party under the Arbitration Agreement or otherwise;

1.2.7 the words "includes" or "including" will be construed as meaning
"included without limitation" and "including without limitation" as the case may be; and

1.2.8 a clause or Attachment, unless the context requires otherwise, is a reference to a clause to, an Attachment of, or a paragraph of an Attachment to, this Agreement, as amended from time to time in accordance with this Agreement.


1.3 Applicable Law - This Agreement shall be construed in accordance with the laws of England to the exclusion of its rules of conflicts of laws.

1.4 Attachments - The attachments to this Agreement, listed below, are an integral part of this Agreement:

          Attachment                Description
          Attachment "1"            [*]
          Attachment "2"            Problem Report
          Attachment "3"            Payment for Services
          Attachment "4"            [*]
          Attachment "5"            [*]
          Attachment "6"            Training

2.    GRANT OF RIGHTS

2.1 Subject to the terms of this Agreement, Digimarc hereby grants to Licensee a no charge non-exclusive, non - transferable license in the Field of Use to use the [*] the Digimarc IPR and the [*] IPR at the Facilities to:

______________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

(a)  [*]

(b)  [*]

(c)  [*] and

(d)  [*] to [*].

2.2  For greater certainty, the foregoing license applies [*]

2.3 Licensee shall not use [*] the Digimarc IPR or the [*] IPR at, or transfer the Digimarc IPR or [*] IPR to, any place other than the Facilities.

2.4 Licensee acknowledges and agrees that the Digimarc IPR, and any technology developed by Digimarc during the course of its work with Licensee under this Agreement is the property of Digimarc and that, except as otherwise expressly set out in this Agreement, Licensee has no right to sublicense it. Licensee acknowledges that it may [*] [*] unless and until, and only during such period, that [*] is licensed therefor by Digimarc.

2.5 Licensee acknowledges and agrees that the [*] IPR is the property of its owner and that Licensee has no right to sublicense it.

2.6 Nothing in this Agreement shall be construed to grant, by implication or otherwise, any broader rights than those specifically granted herein.

2.7 Digimarc shall obtain at its own expense all licenses or permits required to be obtained from the Government of the United States in order for Digimarc to comply with its obligations under this Agreement including, without limitation, to deliver [*] and grant the associated licenses to Licensee.

2.8 Digimarc shall inform Licensee within thirty (30) days after the end of each calendar quarter during the Term of all improvements relating to [*] which improvements Digimarc has made, or caused or permitted to be made, during the course of its work with Licensee under this Agreement. Following the provision of the information under this clause 2.8, Digimarc shall provide to Licensee within a reasonable period of time following request, the Technical Information for those improvements requested by Licensee in writing.

2.9 Digimarc hereby grants to Licensee a royalty-free, non-exclusive, sub-licenseable worldwide license to use the improvements described in clause
2.8 and in any patents thereon

______________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

owned or otherwise licenseable by Digimarc. Such license shall continue until this Agreement expires or is terminated or until Licensee has no further rights to Digimarc IPR, whichever occurs last.

2.10 For greater certainty, the obligations set out in clauses 2.8 and 2.9 shall not apply to any such improvements which Digimarc can demonstrate would have been made irrespective of Digimarc's work with Licensee under this Agreement.

3.   SERVICES

3.1 Digimarc shall provide the Training to Licensee within ten (10) days after the Effective Date or at such other time as the parties may agree.

3.2 No later than sixty (60) Business Days after every written request made by Licensee during the Term, Digimarc shall provide Integration Support to Licensee on a date or dates agreed between Digimarc and the Licensee for the fees described in clause 4 provided that in 1999 the sixty (60) Business Day limit shall apply only [*] licensed by Digimarc to use the CDS which require such Integration Support.

3.3 Commencing no later than twenty (20) Business Days after every written request made by Licensee during the Term, Digimarc shall conduct Verification Tests of [*] on a date or dates agreed between Digimarc and Licensee for the fees described in clause 4.

3.4 Commencing no later than five (5) Business Days after every written request therefore made by Licensee during the Term, Digimarc shall schedule Consulting Services, which Services shall commence not less than thirty (30) Business Days after the written request or at such other time agreed between Digimarc and Licensee.

3.5 Digimarc shall periodically apprise Licensee of improvements which Digimarc makes to [*]. Rights to employ such improvements shall automatically be granted to Licensee pursuant to the terms of clause 2 at no additional charge to Licensee.

4.   FEES

4.1 Licensee shall pay to Digimarc a fee for the Services as detailed below. The fee for Services provided:

(a)  [*], is as set out in Attachment 3;

______________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

(b) [*] will be no greater than the fee then paid to Digimarc for similar services by Digimarc's most favoured customer.

4.2 Except as otherwise expressly provided in this Agreement, Licensee shall pay Digimarc all sales, use, goods and services or other similar taxes levied by any government in the United States or the country of the Licensee's principal place of business which Digimarc is obliged to collect and remit to such government(s) in connection with any amount paid by Licensee to Digimarc under this Agreement.

4.3 Digimarc is responsible for, and shall indemnify Licensee against, and hold Licensee harmless from, the payment of all taxes levied by any government on or in respect of Digimarc's income and any amounts required by law to be paid in respect of social benefits for Digimarc's employees relating to or arising out of the performance of the Services. If required by law, Licensee shall deduct all such taxes and amounts from the amounts otherwise payable to Digimarc and remit them to the appropriate authorities.

5.   NUMBER NOT USED

6.   LICENSEE RESPONSIBILITIES

6.1 Licensee shall promptly report to Digimarc every instance which comes to its attention of:

     (i) [*] to meet the specifications established under the [*] Agreement in the form of the Problem Report attached as Attachment 2;

     (ii)  unauthorised access to [*] in the possession of  Licensee; or

     (iii) [*]

6.2 Licensee shall inform Digimarc within thirty (30) days after the end of each calendar quarter during the Term of all improvements relating to (i) Digital Watermarks [*]; (ii) [*], (iii) [*] and (iv) any other part of the CDS, which improvements Licensee has made, or caused or permitted to be made, as a result of knowledge of Digimarc Confidential Information. The first such information shall be provided to Digimarc within thirty (30) days after the Effective Date and shall cover improvements made from the date Licensee first learned of the Digimarc Confidential Information. Following the provision of the information under this clause 6.2, Licensee shall provide to Digimarc within a reasonable period of time following request, the Technical Information for those improvements requested by Digimarc in writing.

__________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

6.3 Licensee hereby grants to Digimarc a royalty-free, non-exclusive, sub-licenseable worldwide license to use the improvements described in clause 6.2 and in any patents thereon owned or otherwise licenseable by Licensee.

6.4 Such license shall continue until this Agreement expires or is terminated, or until Licensee has no further rights to Digimarc IPR, whichever occurs last.

6.5 For greater certainty, the obligations set out in clauses 6.2, 6.3, and 6.4 shall not apply to any such improvement which the Licensee can demonstrate would have been made irrespective of knowledge of the Digimarc Confidential Information.

6.6 Licensee shall, as directed by [*], cooperate fully with [*] and/or Digimarc in all matters [*] to confirm that they pass the Verification Tests.

7.   REPRESENTATIONS AND WARRANTIES OF DIGIMARC.

7.1 General - Digimarc represents, warrants and undertakes to Licensee that from and after the Effective Date:

(a) the Services provided under this Agreement will be of professional quality conforming to generally accepted practices for like services and will be performed at all times in a timely and cost effective manner and, for greater certainty Digimarc shall employ the standard of care in performing the Services that would be expected of an expert [*] of the same or similar type as the [*] which comprises the [*];

(b) Digimarc is duly incorporated and organized and is validly subsisting under the laws of the State of Oregon, U.S.A. or some other state in the United States with full corporate power and authority to enter into this Agreement;

(c) to the best of its knowledge, neither this Agreement nor the Services will contravene, breach, or result in any default under any agreement, permit, by-law, or law or regulation to which Digimarc is subject or by which it is bound including, for greater certainty any laws or regulations in effect in the United States governing export;

(d) this Agreement when executed and delivered by Digimarc shall constitute a valid and binding agreement with Digimarc enforceable against Digimarc according to its terms; and

(e) Digimarc will at all material times have the right to grant the licenses to the Digimarc

__________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

     IPR as required by this Agreement.

7.2  Digimarc represents, warrants and undertakes to Licensee that:

(a)  [*] provided to Licensee hereunder will, for a period of one hundred eighty
     (180) days following the date on which the production of the [*] first commences, meet the Specifications for that version of [*] accepted by [*];

(b)  until the last day of the Term, [*] and

(c) incorporated as part of its installation and integration practices and procedures are those measures and security procedures commercially and reasonably available on the date for delivery of a component of [*] to search for, detect and eliminate software viruses in [*] that could interfere with the use of [*] or corrupt, interfere with or damage any data;

(d) [*] shall contain no lock, clock, timer, counter, copy protection feature, replication device or intentional defects (including but not limited to "viruses" or "worms" as such terms are commonly used in the computer industry), CPU serial number reference, or other device which might:

     (i) lock, disable or erase [*] or any data which is loaded on [*] so as to prevent full use of [*] by authorized persons; or

     (ii) require action or intervention by Digimarc or any other person to allow properly trained and authorized persons to use [*]

(e) the source code for [*] will support the year 2000 and neither performance nor functionality will be affected by dates prior to, during and after the year 2000, and, for greater certainty, [*] will switch to 1 January 2000 on 1 January 2000, and the year 2000 will be recognized as a leap year.

7.3 If [*] fails to meet the relevant Specifications then Digimarc shall, within thirty (30) days after receipt of written notice of the failure from Licensee, on the form attached as Attachment 2, rectify the failure and provide a [*] to Licensee.

8.   REPRESENTATIONS AND WARRANTIES OF LICENSEE

8.1  Licensee represents and warrants to Digimarc that:

__________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

(a)  Licensee has full power and authority to enter into this Agreement; and

(b) this Agreement when executed and delivered by Licensee shall constitute a valid, binding and enforceable obligation of Licensee.

8.2 Licensee makes no representations, warranties or undertakings that Licensee has any right to grant the licenses required to be granted by clause 6.3 and Digimarc shall be solely responsible for determining that such improvements are suitable for the intended use and for the consequences of any use of the same whether by Digimarc or others, and Licensee and hereby disclaims all liability in connection therewith.

9.   CONFIDENTIALITY

9.1 Except as otherwise expressly permitted by this Agreement, a Recipient shall not use, reproduce or disclose the Confidential Information of the Discloser for any purpose other than as reasonably necessary to comply with its obligations under this Agreement or to exercise any rights or licenses granted to it under or pursuant to this Agreement.

9.2 The Recipient shall protect the Confidential Information of the Discloser from disclosure by using the same degree of care, which shall be no less than a reasonable degree of care, as the Recipient uses to protect its own confidential information.

9.3 On written request from the Discloser, the Recipient shall return, or certify the destruction of, all originals and copies of the Discloser's Confidential Information in the Recipient's possession or control which the Recipient does not need to retain in order to perform any obligations imposed, or exercise any rights acquired, by this Agreement.

9.4 A Recipient may, on a need to know basis, and only for the purposes described in clause 9.1, give the other party's Confidential Information to the Recipient's employees or authorized subcontractors provided that such employee or subcontractor shall have entered into a non-disclosure agreement in respect of such Confidential Information in favour of the Discloser on terms materially similar to the provisions of this clause 9.

9.5 The obligations set out in this clause 9 will not apply to any Confidential Information that:

(a) is or becomes publicly available other than through the fault of the Recipient;

(b) was known to the Recipient prior to disclosure as shown by documentation sufficient to

__________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

     establish such knowledge;

(c) was or is lawfully disclosed to the Recipient by a third party who did not breach any obligation of confidence by such disclosure and who made the disclosure without restriction on further disclosure all of which is shown by documentation sufficient to establish same; or

(d) is required by law to be disclosed provided, however, that the Recipient shall first give written notice to the Discloser before the disclosure so that the Discloser may seek an appropriate protective order.

Notwithstanding the foregoing, the fact that Confidential Information, or any part thereof, can be linked together by a search of publications and other information, followed by a selection of a series of such items of knowledge from unconnected sources, and fitting together those items of knowledge so as to duplicate or recreate any item of Confidential Information, shall not be deemed to cause the Confidential Information, or any part thereof, to be included within exceptions (a), (b) or (c), above.

9.6 The obligations of the parties under this clause 9 will survive the Term or sooner termination of this Agreement and will remain in full force and effect regardless of the cause of any termination.

9.7 Nothing in this Agreement shall be construed to require Licensee to disclose any information which is confidential to a third party including for greater certainty a Licensed [*]

10.  INTELLECTUAL PROPERTY INDEMNIFICATION

10.1 Licensee shall provide Digimarc with prompt written notice of any claim, demand or action against [*] based on an allegation that the Digimarc IPR or any part thereof, infringes any Intellectual Property Right of any person (referred to below as a "Claim").

10.2 Subject to the limitations set out in clauses 10.3 to 10.7 inclusive, Digimarc shall, at its own expense:

(a)  negotiate the resolution of any such Claim;

(b)  pay all costs associated with the Claim; and

(c)  defend any action based on the Claim.

__________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

10.3 Licensee shall, at Digimarc's expense, comply with all reasonable requests for assistance from [*] in connection with the settlement or defence of the Claim.

10.4 Notwithstanding any other provision of this Agreement to the contrary, but subject to the limitations in this clause 10, Digimarc shall indemnify Licensee against and save Licensee harmless from all loss, costs, liabilities including an award of damages, and expenses, including legal fees, arising from each Claim first notified to Digimarc prior to [*]. The obligation set out in this clause 10 shall not apply in respect of any settlement made by Licensee without the consent of Digimarc.

10.5 The liability of Digimarc under clause 10.4 of this Agreement and under the equivalent clause of every other licence agreement entered into between Digimarc and [*] pursuant to the provisions of the [*] Agreement will not exceed the Indemnity Limit as defined in clause 10.6 below.

10.6 The Indemnity Limit shall be [*], or such higher amount as notified by Digimarc from time to time.

10.7 For the purposes of clauses 10.2 through 10.6 inclusive, "Claim" shall mean any Claim, other than a Claim for patent infringement which Digimarc can demonstrate occurred without Digimarc acting recklessly or negligently.

10.  TERM AND TERMINATION

11.1 This Agreement will take effect on the Effective Date and will remain in force throughout the Term unless sooner terminated as provided herein.

11.2 Either party may terminate this Agreement if the other party breaches any of its obligations under this Agreement and fails to remedy such breach within thirty (30) days after receiving written notice of such breach from the other party.

11.3 Upon termination of this Agreement:

(a) all rights granted to Licensee under this Agreement will immediately terminate. No interest in any such rights will thereafter remain with Licensee, [*] and

(b) each party shall return, or certify the destruction of, to the Discloser, all originals and copies of the Discloser's Confidential Information in the party's possession or control
__________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

     which the party does not need to retain in order to exercise any rights acquired by this Agreement.

11.4 No termination of this Agreement will in any manner release, or be construed as releasing, any party from any liability arising out of or in connection with that party's breach of or failure to perform any covenant, duty or obligation contained herein prior to the date of such termination.

11.5 Upon termination of the [*] Agreement by Digimarc for cause, the rights of Licensee hereunder to use the Digimarc IPR shall be deemed to be restricted to [*] as of the date of such termination.

11.6 Termination of the license between Digimarc and [*] shall automatically act to terminate this Agreement.

12.  DISPUTE RESOLUTION

12.1 Any Dispute (as defined in the Arbitration Agreement) shall be finally settled by arbitration in accordance with the Arbitration Agreement.

12.2 Unless otherwise agreed between the parties or unless the subject matter of the dispute resolution proceedings is a party's right to terminate this Agreement, the Services shall continue during the dispute resolution proceedings and payments due to Digimarc shall not be withheld on account of such proceedings unless that particular services or payment is the subject matter of the proceedings. Notwithstanding the foregoing, Licensee may in its sole discretion instruct Digimarc to continue to perform such services which are the subject matter of the proceedings and Digimarc shall act in accordance with those instructions, subject to payment under clause 4.1.

13.  MISCELLANEOUS PROVISIONS

13.1 Remedies Cumulative - Except as otherwise expressly set out in this
Agreement:

(a) each and every right, power and remedy of a party will be considered to be cumulative with and in addition to any other right, power and remedy which such party may have at law or in equity in the event of breach of any of the terms of this Agreement;

(b) the exercise or partial exercise of any right, power or remedy will neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to

__________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

     such party; and

(c) a party terminating this Agreement in accordance with the provisions of the Termination clause will have no liability or obligation to the other as a result of or with respect to the termination.

13.2 All notices under this Agreement shall be delivered by fax, or recognized international courier service. The notice shall be deemed effective as of the date of delivery to the address of the party specified below as evidenced by a delivery receipt or the addressee's registry of incoming correspondence. Unless otherwise expressly set out in this Agreement, all notices to a party will be sent to the party's authorized representative identified below and all notices from a party will be sent by the party's authorized representative identified below.

13.3 Any notice to Licensee shall be sent to both of, and any notice from Licensee shall be sent by either:

Name1                               Name2
Address1                            Address2

13.4 Any notice to Digimarc shall be sent to both of, and any notice from Digimarc shall be sent by either:

     Mr. Bruce Davis           and               Mr. William Y. Conwell
     President and CEO                           Klarquist, Sparkman, Campbell
     Digimarc Corporation                        Leigh & Whinston
     One Centrepoint Drive                       121 SW Salmon Street
     Suite 500                                   Suite 1600
     Lake Oswego, Oregon 97035 USA               Portland, Oregon 97204 USA
     Fax: (503)968-0219                          Fax: (503)228-9446

13.5 A copy of every notice sent by either party shall be sent to: [*].

13.6 A party may change its address for notice by notice to the other party in accordance with the foregoing provisions.

13.7 Severability. If any part of this Agreement is held by an arbitral tribunal appointed pursuant to the Arbitration Agreement or other competent authority to be void or unenforceable, the parties agree that such determination will not result in the nullity or unenforceability of the remaining parts of this Agreement, which will continue in force to the fullest extent permitted by

__________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

law. The parties further agree to replace such void or unenforceable part of this Agreement with a valid and enforceable provision that will achieve, to the extent legally permissible, the economic, business and other purposes of the void or unenforceable part.

13.8 Counterparts. This Agreement may be executed in separate counterparts, and by facsimile, each of which will be deemed an original, and when executed, separately or together, will constitute a single original instrument, effective in the same manner as if the parties had executed one and the same instrument.

13.9 Entire Agreement. This Agreement is intended by the parties to be the final expression of their agreement and constitutes and embodies the entire agreement and understanding between the parties hereto and constitutes a complete and exclusive statement of the terms and conditions thereof, and will supersede any and all prior correspondence, conversations, negotiations, agreements or understandings relating to the same subject matter.

13.10 Amendments. No change in, modification of or addition to the terms and conditions contained herein will be valid as between the parties unless set forth in a writing that is signed by an authorized representative of each of the parties and which specifically states that it constitutes an amendment to this Agreement.

13.11 Waiver. No waiver of any term, provision, or condition of this Agreement, will be effective unless in a written document signed by the waiving party and no such waiver in any one or more instances, will be deemed to be, or be construed as, a further or continuing waiver of that term, provision or condition or any other term, provision or condition of this Agreement.

13.12 Assignment and Successors. This Agreement may not be assigned by Licensee without Digimarc's consent, which consent shall not be unreasonably withheld or delayed. This Agreement and all of its terms, conditions and covenants are intended to be fully effective and binding, to the extent permitted by law, on the successors and permitted assigns of the parties hereto.

13.13 Captions. Captions are provided in this Agreement for convenience only and they form no part, and are not to serve as a basis for interpretation or construction, of this Agreement, nor as evidence of the intention of the parties hereto.

13.14 Disclaimer of Agency. Nothing contained in this Agreement is intended or will be construed so as to constitute the parties to this Agreement as partners or joint venturers or as agents of each other. Neither party will have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other party or to bind any other party in any contract, agreement or undertaking with any third party. No employee of a party shall be

__________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

deemed or considered to be an employee of the other party or of both parties.

13.15 Publicity. The parties agree that from time-to-time it will be beneficial to both parties to issue press releases and other public announcements concerning benefits arising from the CDS. Each party agrees to submit for approval by the other party any press release that involves the other party, which approval shall not unreasonably be withheld.

13.16 Effectiveness. This Agreement shall not be effective until it is signed by both of the parties.

13.17 Ambiguities. Each party and its counsel have participated fully in the review and revision of this Agreement. Any rule or construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Agreement.

13.18 Survival. All clauses of this Agreement which expressly or by implication are intended to survive the termination of this Agreement will do so and, for greater certainty and notwithstanding any provision in this Agreement to the contrary, the provisions of clause 4.2, 4.3, 6.1, 6.3, 6.4, 7.2(b), 9, 10, 12 and 13 of this Agreement shall survive termination of this Agreement by either party for any reason.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the Effective Date.

DIGIMARC CORPORATION                          (Licensee)

By:    ____________________________       By:____________________________
Name:  ____________________________       Name:__________________________
Title: ____________________________       Title:_________________________
Date:  ____________________________       Date:__________________________

__________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

     ATTACHMENT 1

                                      [*]

[*] will cause the following [*] to take place:

(a)  [*]

(b)  [*] CDS [*]

(c)  [*]


__________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

     ATTACHMENT 2

                                PROBLEM REPORT

Each problem report will contain all information necessary to reproduce or demonstrate the occurrence of the problem. Problem reports will be in English and will be delivered electronically in a format to be provided by Digimarc.

Problem reports will contain:

"    Date problem was encountered
" Detailed description of the problem, including the frequency with which the problem occurs
" Name and version number of the program / system component that exhibits the problem
"    Step by step instructions to reproduce the problem
"    All data files required to reproduce the problem
"    [*]
"    Manufacturer and Model
"    CPU type and speed
"    Amount of memory
"    Operating System and Version
" Disk Configuration (number of drives, total space per drive, free space per drive)
"    Display Adapter Model, Resolution, Number of colors
"    Peripheral configuration (where applicable)
"    [*]
"    TWAIN driver and version number
"    [*]
"    Severity of problem
" Contact information for person to contact for further information (name, phone number, FAX number, email address)

Licensee agrees to work with Digimarc to provide reasonable additional information and perform reasonable additional tests, as requested by Digimarc, to assist Digimarc in resolution of the problem.

__________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

     ATTACHMENT 3

                             PAYMENT FOR SERVICES

     Digimarc shall bill Licensee for Services in one hour increments at the following hourly rates:
     Technical/Design Consultant         $[*]
     Senior Engineer                     $[*]
     R&D/Engineering Executive           $[*]
     Project Manager                     $[*]
     Administrator/Scheduler             $[*]

     Fees for Services will be invoiced on the earlier of 1) the last day of the month or 2) the completion of the Services. Invoices are due thirty (30) days from the date of receipt of a correct invoice. A late charge of 1.5% per month will be charged on any late payments. All fees are due and payable in US funds.

     Licensee will reimburse Digimarc for all out-of-pocket expenses reasonably and necessarily incurred in providing the Services. Expenses will be itemized and reported by category. Out-of-pocket expenses will not be "marked up" by Digimarc. Costs include, but are not limited to, reasonable travel and lodging expenses, telephone and fax charges, postage and overnight deliveries, and charges for rental equipment or materials purchased specifically to be used in providing the Service. All invoices for out-of-pocket expenses will be issued monthly in arrears and are due thirty (30) days from the date of receipt of a correct invoice. Supporting receipts and vouchers will be available for review at Digimarc's offices. A late charge of 1.5% per month will be charged on any late payments. Payments will additionally include Value Added taxes and other tariffs and fees that may be imposed by any government other than the United States of America.

__________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

     ATTACHMENT 4

                                      [*]


     ATTACHMENT 5

                             IDENTIFICATION OF [*]

__________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

     ATTACHMENT 6

                                   TRAINING

1.0 As part of [*], Digimarc shall develop a program of training acceptable to the DLA Project Manager in the [*].

2.0  Digimarc shall deliver the Training as follows:

2.1 Digimarc shall provide the Training to up to two (2) people simultaneously. The trainees will be experienced in digital design system operation.

2.2 Digimarc shall conduct the Training at the facilities of Licensee or, at the request of Licensee, at Digimarc's facilities or at some other place agreed between Digimarc and Licensee.

2.3 Digimarc shall give Licensee reasonable notice concerning the equipment which Digimarc will require in order to conduct the Training. Licensee shall provide all such equipment at its own expense. If the parties are unable to agree on the equipment to be provided either party may refer the matter for decision to the DLA Contract Authority.

2.4  Digimarc shall conduct the Training using the [*].

2.5 Digimarc shall provide a training manual in English to every trainee. Any translation or interpretation which the trainees may require will be provided by Licensee at its own expense.

2.6 Digimarc shall provide each trainee with a certificate of training at the completion of the Training session.

2.7  Digimarc shall conduct the Training in English.

__________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                SCHEDULE "L-2"

                          [*] LICENSE AGREEMENT - [*]


This [*] LICENSE AGREEMENT (the "Agreement") is made
BETWEEN

          (name and address of Licensee) ("Licensee")

                                    - AND -

               DIGIMARC CORPORATION, a corporation incorporated under the laws of Oregon and having its head office at One Centerpointe Drive, Suite 500, Lake Oswego, Oregon. U.S.A. 97035-8615 ("Digimarc")

"[*]"  ..................
                             ..................

RECITALS

     Digimarc has expertise in, and owns extensive intellectual property, including patents, patent applications, copyrights and trade secrets related to digital watermarks, counterfeit deterrence, copyright protection, and device control;

     [*] possesses or will possess intellectual property rights related to the application of such intellectual property to [*] and

     Digimarc and [*] have cooperated in the development of means, using such intellectual property, [*] (the "Counterfeit Deterrence System" or "CDS"); and

     Digimarc is licensing its CDS [*] authorized by a duly licensed [*], and [*]

     Licensee, having been authorized by a duly licensed [*], desires access to such technology so that Licensee can include Digimarc's [*] and

     In consideration of these premises, the covenants set out in this Agreement and for


______________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

other good and valuable consideration, the receipt and adequacy of which are acknowledged by each of the parties, the parties agree as follows:

1.   DEFINITIONS AND PRINCIPLES OF INTERPRETATION

In this Agreement:

"Agreement" means these articles of agreement, including the Attachments, and those documents as specified or referenced in this Agreement as forming part of the Agreement, all as may be amended from time to time;

"Arbitration Agreement" means the Arbitration Agreement entered into between the parties and others effective 1 January 1999;

"Attachment" means a document specified as being attached to this Agreement;

[*]

[*]

[*]

[*] CDS;

"Business Day" means a day on which both Digimarc and Licensee are open for business at their respective addresses noted above;

[*]

"Confidential Information" means information disclosed before or during the Term of this Agreement in any form which, if disclosed in tangible form, is or was labeled "Confidential", "Proprietary" or with a similar legend, or if disclosed orally is or was information that by its nature would be understood to be confidential to the Discloser. For greater certainty, the Confidential Information of Digimarc includes the Digimarc IPR and [*];

"Counterfeit Deterrence System" ("CDS" or "System") [*];

"Consulting Services" means the Integration Support and all other services that Digimarc



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provides to Licensee regarding [*] and such other matters as Licensee may request and Digimarc agrees to provide, pursuant to this Agreement;

"Digimarc IPR" means Intellectual Property Rights owned by Digimarc, now or during the Term of this Agreement, to the extent that same specifically relates to or forms part of the CDS;

"Digital Watermark" refers to markings (including texturing) that are detectable from data produced by visible light scanning of documents, which convey multiple bits of digital data and yet do not significantly detract from the aesthetics of the item or image marked thereby. Examples include, but are not limited to:

1. generally imperceptible changes to line density or placement in line art imagery;
2. texturing of a substrate where the texturing feels substantially uniform to human touch;
3. slight localized changes to optical density or reflectance of a printed document;
4.   slight changes to sampled data; or
5.   visible background patterns of substantially uniform character;

"Discloser" means a party that has disclosed or otherwise made available its Confidential Information to the other party;

[*]

"Effective Date" means the later of the date on which this Agreement is last signed by the parties and the date on which Digimarc receives written notice from the [*] that the Licensee is authorized [*];

[*]

"Field of Use" means the field of [*];

"Improvement" means an improvement provided to [*] under clause 2.14 of the [*] Agreement;

"Integration Support" means the consulting and programming services to be provided by Digimarc to Licensee to assist Licensee [*];

"Intellectual Property Rights" or "IPR" means all intellectual property rights existing now and in the future including, without limitation, trade secrets, copyright, database rights, know-how,



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topographies, patents and patent applications;

"[*]" means the [*] named above;

[*]

"Recipient" means the party to which the Confidential Information of the other party has been disclosed or otherwise made available;

"Services" means the Verification Tests, the Training, and the Consulting Services, or any of them;

"Term" means the period commencing on the Effective Date and ending on [*];

"Training" means the training in the use of [*] described in Attachment 7; and

"Verification Test" means a test or tests developed under the [*] Agreement to [*].

1.2    Interpretation - In this Agreement:

1.2.1 unless otherwise specified, all references to money amounts are to the currency of the United States of America;

1.2.2 the use of words in the singular or plural, or with a particular gender, shall not limit the scope or exclude the application of any provision of this Agreement to such person or persons or circumstances as the context otherwise permits;

1.2.3 whenever a provision of this Agreement requires an approval or consent by a party to this Agreement and notice of such approval or consent is not delivered within the applicable time, then, the party shall be conclusively deemed to have withheld the consent or approval;

1.2.4 unless otherwise specified, the number of days within or following which any payment is to be made or act is to be done shall be interpreted to be continuous and shall be calculated by excluding the day on which the period commences and including the day which ends the period and by extending the period to the next Business Day if the last day of the period is not a Business Day;



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1.2.5  unless otherwise specified, the order of precedence for interpreting this
Agreement shall be:

(a)    this Agreement, excluding Attachments, and

(b)    the Attachments;

1.2.6 for greater certainty, a party or representative to which this Agreement grants the right to make a decision or determination in the sole discretion of the party or representative is not required to act reasonably in making the decision or determination and no such decision or determination may be challenged by the other party under the Arbitration Agreement or otherwise;

1.2.7 the words "includes" or "including" will be construed as meaning "included without limitation" and "including without limitation" as the case may be; and

1.2.8 a clause or Attachment, unless the context requires otherwise, is a reference to a clause to, an Attachment of, or a paragraph of an Attachment to, this Agreement, as amended from time to time in accordance with this Agreement.

1.3 Applicable Law - This Agreement shall be construed in accordance with the laws of England to the exclusion of its rules of conflicts of laws.

1.4 Attachments - The attachments to this Agreement, listed below, are an integral part of this Agreement:

          Attachment                Description
          Attachment "1"            [*]
          Attachment "2"            Opinion of Counsel
          Attachment "3"            Problem Report
          Attachment "4"            Payment for Services
          Attachment "5"            [*]
          Attachment "6"            [*]
          Attachment "7"            Training

2.     GRANT OF RIGHTS



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2.1  Subject to the terms of this Agreement, Digimarc hereby grants to Licensee a no charge non-exclusive, non-transferable license in the Field of Use to use [*], the Digimarc IPR and the [*] IPR at the Facilities to:

(a)  [*]

(b)  [*]

(c)  [*] and

(d)  [*] to [*].

2.2  For greater certainty, the foregoing license applies [*]

2.3 Licensee shall not use [*], the Digimarc IPR or the [*] IPR at, or transfer the Digimarc IPR or [*] IPR to, any place other than the Facilities.

2.4 Licensee acknowledges and agrees that the Digimarc IPR, and any technology developed by Digimarc during the course of its work with Licensee under this Agreement is the property of Digimarc and that, except as otherwise expressly set out in this Agreement, Licensee has no right to sublicense it. Licensee acknowledges that it may [*] [*] unless and until, and only during such period, that [*] is licensed therefor by Digimarc.

2.5 Licensee acknowledges and agrees that the [*] IPR is the property of its owner and that Licensee has no right to sublicense it.

2.6 Nothing in this Agreement shall be construed to grant, by implication or otherwise, any broader rights than those specifically granted herein.

2.7 Digimarc shall obtain at its own expense all licenses or permits required to be obtained from the Government of the United States in order for Digimarc to comply with its obligations under this Agreement including, without limitation, to deliver [*], and grant the foregoing licenses to Licensee.

2.8 Digimarc shall inform Licensee within thirty (30) days after the end of each calendar quarter during the Term of all improvements relating to [*] which improvements Digimarc has made, or caused or permitted to be made, during the course of its work with Licensee under this


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Agreement. Following the provision of the information under this clause 2.8,
Digimarc shall provide to Licensee within a reasonable period of time following request, the Technical Information for those improvements requested by Licensee in writing.

2.9 Digimarc hereby grants to Licensee a royalty-free, non-exclusive, sub-licenseable worldwide license to use the improvements described in clause 2.8 and in any patents thereon owned or otherwise licenseable by Digimarc. Such license shall continue until this Agreement expires or is terminated or until Licensee has no further rights to Digimarc IPR, whichever occurs last.

2.10 For greater certainty, the obligations set out in clauses 2.8 and 2.9 shall not apply to any such improvements which Digimarc can demonstrate would have been made irrespective of Digimarc's work with Licensee under this Agreement.

3.   SERVICES

3.1 Digimarc shall provide the Training to Licensee within ten (10) days after the Effective Date or at such other time as the parties may agree.

3.2 No later than sixty (60) Business Days after every written request made by Licensee during the Term, Digimarc shall provide Integration Support to Licensee on a date or dates agreed between Digimarc and Licensee for the fees described in clause 4 provided that in 1999 the sixty (60) Business Day limit shall apply [*] licensed by Digimarc to use the CDS which require such Integration Support.

3.3 Commencing no later than twenty (20) Business Days after every written request made by Licensee during the Term, Digimarc shall conduct Verification Tests of [*] on a date or dates agreed between Digimarc and Licensee for the fees described in clause 4.

3.4 Commencing no later than five (5) Business Days after every written request made by Licensee during the Term, Digimarc shall schedule Consulting Services, which Services shall commence not less than thirty (30) Business Days after the written request or at such other time agreed between Digimarc and Licensee.

3.5 Digimarc shall periodically apprise Licensee of improvements which Digimarc makes to [*]. Rights to employ such improvements shall automatically be granted to Licensee pursuant to the terms of clause 2 at no additional charge to Licensee.



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4.   FEES

4.1 Licensee shall pay to Digimarc a fee for the Services as detailed below. The fee for Services provided:

(a)  [*] is as set out in Attachment 4;

(b) [*] will be no greater than the fee then paid to Digimarc for similar services by Digimarc's most favoured customer.

4.2 Except as otherwise expressly provided in this Agreement, Licensee shall pay Digimarc all sales, use, goods and services or other similar taxes levied by any government in the United States or the country of the Licensee's principal place of business which Digimarc is obliged to collect and remit to such government(s) in connection with any amount paid by Licensee to Digimarc under this Agreement.

4.3 Digimarc is responsible for, and shall indemnify Licensee against, and hold Licensee harmless from, the payment of all taxes levied by any government on or in respect of Digimarc's income and any amounts required by law to be paid in respect of social benefits for Digimarc's employees relating to or arising out of the performance of the Services. If required by law, Licensee shall deduct all such taxes and amounts from the amounts otherwise payable to Digimarc and remit them to the appropriate authorities.

5.   OPINION OF COUNSEL

5.1 [*] Licensee shall obtain and forward to Digimarc a written opinion of counsel substantially in the form attached as Attachment 2 that confirms:

(a) the validity and enforceability of the terms of this Agreement under the laws of the jurisdiction of Licensee's principal place of business; and

(b) the legality of each of the [*] under the laws of the jurisdiction of Licensee's principal place of business.

5.2 Digimarc shall not unreasonably withhold its consent to any qualifications which Licensee's counsel may require to be made to such opinion.



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6.   LICENSEE RESPONSIBILITIES

6.1 Licensee shall promptly report to Digimarc every instance which comes to its attention of:

     (i) [*] to meet the specifications established under the [*] Agreement in the [*] of the Problem Report attached as Attachment 3;

     (ii)   unauthorised access to the [*] in the possession of Licensee; or

     (iii)  [*]

6.2 Licensee shall inform Digimarc within thirty (30) days after the end of each calendar quarter during the Term of all improvements relating to (i) Digital Watermarks [*]; (ii) [*], (iii) [*] and (iv) any other part of the CDS, which improvements Licensee has made, or caused or permitted to be made, as a result of knowledge of Digimarc Confidential Information. The first such information shall be provided to Digimarc within thirty (30) days after the Effective Date and shall cover improvements made from the date Licensee first learned of the Digimarc Confidential Information. Following the provision of the information under this clause 6.2, Licensee shall provide to Digimarc within a reasonable period of time following request, the Technical Information for those improvements requested by Digimarc in writing.

6.3 Licensee hereby grants to Digimarc a royalty-free, non-exclusive, sub-licenseable worldwide license to use the improvements described in clause 6.2 and in any patents thereon owned or otherwise licenseable by Licensee.

6.4 Such license shall continue until this Agreement expires or is terminated, or until Licensee has no further rights to Digimarc IPR, whichever occurs last.

6.5 For greater certainty, the obligations set out in clauses 6.2, 6.3, and 6.4 shall not apply to any such improvement which the Licensee can demonstrate would have been made irrespective of knowledge of the Digimarc Confidential Information.

6.6 Licensee shall, as directed by [*], cooperate fully with [*] and/or Digimarc in all matters [*] to confirm that they pass the Verification Tests.



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7.   REPRESENTATIONS AND WARRANTIES OF DIGIMARC.

7.1 General - Digimarc represents, warrants and undertakes to Licensee that from and after the Effective Date:

(a) the Services provided under this Agreement will be of professional quality conforming to generally accepted practices for like services and will be performed at all times in a timely and cost effective manner and, for greater certainty Digimarc shall employ the standard of care in performing the Services that would be expected of [*] of the same or similar type as the [*] which comprises the [*];

(b) Digimarc is duly incorporated and organized and is validly subsisting under the laws of the State of Oregon, U.S.A. or some other state in the United States with full corporate power and authority to enter into this Agreement;

(c) to the best of its knowledge, neither this Agreement nor the Services will contravene, breach, or result in any default under any agreement, permit, by-law, or law or regulation to which Digimarc is subject or by which it is bound including, for greater certainty any laws or regulations in effect in the United States governing export;

(d) this Agreement when executed and delivered by Digimarc shall constitute a valid and binding agreement with Digimarc enforceable against Digimarc according to its terms; and

(e) Digimarc will at all material times have the right to grant the licenses to the Digimarc IPR as required by this Agreement.

7.2  Digimarc represents, warrants and undertakes to Licensee that:

(a)  [*] provided to Licensee hereunder will, for a period of one hundred eighty
     (180) days following the date on which the production of [*] first commences, meet the Specifications for that version of [*] accepted by [*];

(b)  until the last day of the Term, [*]

(c) incorporated as part of its installation and integration practices and procedures are those measures and security procedures commercially and reasonably available on the date for



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     delivery of a component of [*] to search for, detect and eliminate software viruses in [*] that could interfere with the use of [*] or corrupt, interfere with or damage any data;

(d) [*] shall contain no lock, clock, timer, counter, copy protection feature, replication device or intentional defects (including but not limited to "viruses" or "worms" as such terms are commonly used in the computer industry), CPU serial number reference, or other device which might:

     (i) lock, disable or erase [*] or any data which is loaded on [*] so as to prevent full use of [*] by authorized persons; or

     (ii) require action or intervention by Digimarc or any other person to allow properly trained and authorized persons to use [*];

(e) the source code for [*] will support the year 2000 and neither performance nor functionality will be affected by dates prior to, during and after the year 2000, and, for greater certainty, [*] will switch to 1 January 2000 on 1 January 2000, and the year 2000 will be recognized as a leap year.

7.3 If [*] fails to meet the relevant Specifications then Digimarc shall, within thirty (30) days after receipt of written notice of the failure from Licensee, on the form attached as Attachment 3, rectify the failure and provide a corrected [*] to Licensee.

8.   REPRESENTATIONS AND WARRANTIES OF LICENSEE

8.1  Licensee represents and warrants to Digimarc that:

(a)  Licensee has full power and authority to enter into this Agreement; and

(b) this Agreement when executed and delivered by Licensee shall constitute a valid, binding and enforceable obligation of Licensee.

8.2 Licensee makes no representations, warranties or undertakings that Licensee has any right to grant the licenses required to be granted by clause 6.3 and Digimarc shall be solely responsible for determining that such improvements are suitable for the intended use and for the consequences of any use of the same whether by Digimarc or others, and Licensee and hereby disclaims all liability in connection therewith.



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9.   CONFIDENTIALITY

9.1 Except as otherwise expressly permitted by this Agreement, a Recipient shall not use, reproduce or disclose the Confidential Information of the Discloser for any purpose other than as reasonably necessary to comply with its obligations under this Agreement or to exercise any rights or licenses granted to it under or pursuant to this Agreement.

9.2 The Recipient shall protect the Confidential Information of the Discloser from disclosure by using the same degree of care, which shall be no less than a reasonable degree of care, as the Recipient uses to protect its own confidential information.

9.3 On written request from the Discloser, the Recipient shall return, or certify the destruction of, all originals and copies of the Discloser's Confidential Information in the Recipient's possession or control which the Recipient does not need to retain in order to perform any obligations imposed, or exercise any rights acquired, by this Agreement.

9.4 A Recipient may, on a need to know basis, and only for the purposes described in clause 9.1, give the other party's Confidential Information to the Recipient's employees or authorized subcontractors provided that such employee or subcontractor shall have entered into a non-disclosure agreement in respect of such Confidential Information in favour of the Discloser on terms materially similar to the provisions of this clause 9.

9.5 The obligations set out in this clause 9 will not apply to any Confidential Information that:

(a) is or becomes publicly available other than through the fault of the Recipient;

(b) was known to the Recipient prior to disclosure as shown by documentation sufficient to establish such knowledge;

(c) was or is lawfully disclosed to the Recipient by a third party who did not breach any obligation of confidence by such disclosure and who made the disclosure without restriction on further disclosure all of which is shown by documentation sufficient to establish same; or


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(d)    is required by law to be disclosed provided, however, that the Recipient shall first give written notice to the Discloser before the disclosure so that the Discloser may seek an appropriate protective order.

Notwithstanding the foregoing, the fact that Confidential Information, or any part thereof, can be linked together by a search of publications and other information, followed by a selection of a series of such items of knowledge from unconnected sources, and fitting together those items of knowledge so as to duplicate or recreate any item of Confidential Information, shall not be deemed to cause the Confidential Information, or any part thereof, to be included within exceptions (a), (b) or (c), above.

9.6 The obligations of the parties under this clause 9 will survive the Term or sooner termination of this Agreement and will remain in full force and effect regardless of the cause of any termination.

9.7 Nothing in this Agreement shall be construed to require Licensee to disclose any information which is confidential to a third party including for greater certainty a Licensed [*].

10.    INTELLECTUAL PROPERTY INDEMNIFICATION

NOTE - THIS PROTECTION IS AVAILABLE UPON PAYMENT OF A FEE BY LICENSEE TO BE NEGOTIATED BETWEEN [*] AND DIGIMARC

10.1 Licensee shall provide Digimarc with prompt written notice of any claim, demand or action against [*] based on an allegation that the Digimarc IPR or any part thereof, infringes any Intellectual Property Right of any person (referred to below as a "Claim").

10.2 Subject to the limitations set out in clauses 10.3 to 10.7 inclusive, Digimarc shall, at its own expense:

(a)    negotiate the resolution of any such Claim;

(b)    pay all costs associated with the Claim; and

(c)    defend any action based on the Claim.

10.3 Licensee shall, at Digimarc's expense, comply with all reasonable requests for assistance

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from [*] in connection with the settlement or defence of the Claim.

10.4 Notwithstanding any other provision of this Agreement to the contrary, but subject to the limitations in this clause 10, Digimarc shall indemnify Licensee against and save Licensee harmless from all loss, costs, liabilities including an award of damages, and expenses, including legal fees, arising from each Claim first notified to Digimarc prior to [*]. The obligation set out in this clause 10 shall not apply in respect of any settlement made by Licensee without the consent of Digimarc.

10.5 The liability of Digimarc under clause 10.4 of this Agreement and under the equivalent clause of every other licence agreement entered into between Digimarc and [*] pursuant to the provisions of the [*] Agreement will not exceed the Indemnity Limit as defined in clause 10.6 below.

10.6 The Indemnity Limit shall be [*], or such higher amount as notified by Digimarc from time to time.

10.7 For the purposes of clauses 10.2 through 10.6 inclusive, "Claim" shall mean any Claim, other than a Claim for patent infringement which Digimarc can demonstrate occurred without Digimarc acting recklessly or negligently.

10.    TERM AND TERMINATION

11.1 This Agreement will take effect on the Effective Date and will remain in force throughout the Term unless sooner terminated as provided herein.

11.2 Either party may terminate this Agreement if the other party breaches any of its obligations under this Agreement and fails to remedy such breach within thirty (30) days after receiving written notice of such breach from the other party.

11.3   Upon termination of this Agreement:

(a) all rights granted to Licensee under this Agreement will immediately terminate. No interest in any such rights will thereafter remain with Licensee, [*]; and

(b) each party shall return, or certify the destruction of, to the Discloser, all originals and copies of the Discloser's Confidential Information in the party's possession or control

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       which the party does not need to retain in order to exercise any rights acquired by this Agreement.

11.4 No termination of this Agreement will in any manner release, or be construed as releasing, any party from any liability arising out of or in connection with that party's breach of or failure to perform any covenant, duty or obligation contained herein prior to the date of such termination.

11.5 Upon termination of the [*] Agreement by Digimarc for cause, the rights of Licensee hereunder to use the Digimarc IPR shall be deemed to be restricted to [*] as of the date of such termination.

11.6 Termination of the license between Digimarc and [*] shall automatically act to terminate this Agreement.

12.    DISPUTE RESOLUTION

12.1 Any Dispute (as defined in the Arbitration Agreement) shall be finally settled by arbitration in accordance with the Arbitration Agreement.

12.2 Unless otherwise agreed between the parties or unless the subject matter of the dispute resolution proceedings is a party's right to terminate this Agreement, the Services shall continue during the dispute resolution proceedings and payments due to Digimarc shall not be withheld on account of such proceedings unless that particular services or payment is the subject matter of the proceedings. Notwithstanding the foregoing, Licensee may in its sole discretion instruct Digimarc to continue to perform such services which are the subject matter of the proceedings and Digimarc shall act in accordance with those instructions, subject to payment under clause 4.1.

13.    MISCELLANEOUS PROVISIONS

13.1   Remedies Cumulative - Except as otherwise expressly set out in this
Agreement:

(a) each and every right, power and remedy of a party will be considered to be cumulative with and in addition to any other right, power and remedy which such party may have at law or in equity in the event of breach of any of the terms of this Agreement;

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(b)    the exercise or partial exercise of any right, power or remedy will neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party; and

(c) a party terminating this Agreement in accordance with the provisions of the Termination clause will have no liability or obligation to the other as a result of or with respect to the termination.

13.2 All notices under this Agreement shall be delivered by fax, or recognized international courier service. The notice shall be deemed effective as of the date of delivery to the address of the party specified below as evidenced by a delivery receipt or the addressee's registry of incoming correspondence. Unless otherwise expressly set out in this Agreement, all notices to a party will be sent to the party's authorized representative identified below and all notices from a party will be sent by the party's authorized representative identified below.

13.3 Any notice to Licensee shall be sent to both of, and any notice from Licensee shall be sent by either:

Name1                        Name2
Address1                     Address2

13.4 Any notice to Digimarc shall be sent to both of, and any notice from Digimarc shall be sent by either:

       Mr. Bruce Davis           and         Mr. William Y. Conwell
       President and CEO                     Klarquist, Sparkman, Campbell
       Digimarc Corporation                  Leigh & Whinston
       One Centrepoint Drive                 121 SW Salmon Street
       Suite 500                             Suite 1600
       Lake Oswego, Oregon 97035 USA         Portland, Oregon 97204 USA
       Fax: (503)968-0219                    Fax: (503)228-9446

13.5   A copy of every notice sent by either party shall be sent to: [*].

13.6 A party may change its address for notice by notice to the other party in accordance with the foregoing provisions.

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13.7   Severability. If any part of this Agreement is held by an arbitral tribunal appointed pursuant to the Arbitration Agreement or other competent authority to be void or unenforceable, the parties agree that such determination will not result in the nullity or unenforceability of the remaining parts of this Agreement, which will continue in force to the fullest extent permitted by law. The parties further agree to replace such void or unenforceable part of this Agreement with a valid and enforceable provision that will achieve, to the extent legally permissible, the economic, business and other purposes of the void or unenforceable part.

13.8 Counterparts. This Agreement may be executed in separate counterparts, and by facsimile, each of which will be deemed an original, and when executed, separately or together, will constitute a single original instrument, effective in the same manner as if the parties had executed one and the same instrument.

13.9 Entire Agreement. This Agreement is intended by the parties to be the final expression of their agreement and constitutes and embodies the entire agreement and understanding between the parties hereto and constitutes a complete and exclusive statement of the terms and conditions thereof, and will supersede any and all prior correspondence, conversations, negotiations, agreements or understandings relating to the same subject matter.

13.10 Amendments. No change in, modification of or addition to the terms and conditions contained herein will be valid as between the parties unless set forth in a writing that is signed by an authorized representative of each of the parties and which specifically states that it constitutes an amendment to this Agreement.

13.11 Waiver. No waiver of any term, provision, or condition of this Agreement, will be effective unless in a written document signed by the waiving party and no such waiver in any one or more instances, will be deemed to be, or be construed as, a further or continuing waiver of that term, provision or condition or any other term, provision or condition of this Agreement.

13.12 Assignment and Successors. This Agreement may not be assigned by Licensee without Digimarc's consent, which consent shall not be unreasonably withheld or delayed. This Agreement and all of its terms, conditions and covenants are intended to be fully effective and binding, to the extent permitted by law, on the successors and permitted assigns of the parties hereto.

13.13 Captions. Captions are provided in this Agreement for convenience only and they form no part, and are not to serve as a basis for interpretation or construction, of this Agreement, nor

______________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

as evidence of the intention of the parties hereto.

13.14 Disclaimer of Agency. Nothing contained in this Agreement is intended or will be construed so as to constitute the parties to this Agreement as partners or joint venturers or as agents of each other. Neither party will have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other party or to bind any other party in any contract, agreement or undertaking with any third party. No employee of a party shall be deemed or considered to be an employee of the other party or of both parties.

13.15 Publicity. The parties agree that from time-to-time it will be beneficial to both parties to issue press releases and other public announcements concerning benefits arising from the CDS. Each party agrees to submit for approval by the other party any press release that involves the other party, which approval shall not unreasonably be withheld.

13.16 Effectiveness. This Agreement shall not be effective until it is signed by both of the parties.

13.17 Ambiguities. Each party and its counsel have participated fully in the review and revision of this Agreement. Any rule or construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Agreement.

13.18 Survival. All clauses of this Agreement which expressly or by implication are intended to survive the termination of this Agreement will do so and, for greater certainty and notwithstanding any provision in this Agreement to the contrary, the provisions of clause 4.2, 4.3, 6.1, 6.3, 6.4, 7.2(b), 9, 10, 12 and 13 of this Agreement shall survive termination of this Agreement by either party for any reason.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the Effective Date.

DIGIMARC CORPORATION                                   <Licensee>


By:    ______________________                By:    ______________________
Name:  ______________________                Name:  ______________________
Title: ______________________                Title: ______________________
Date:  ______________________                Date:  ______________________

______________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

______________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                 ATTACHMENT 1

                                      [*]

[*] will cause the following [*] to take place:

(a)    [*]

(b)    [*] CDS [*].

(c)    [*]

                                 ATTACHMENT 2

                           DRAFT OPINION OF COUNSEL


Digimarc Corporation
One Centerpointe Drive
Suite 500
Lake Oswego, Oregon,
U.S.A. 97035-8615

Attention:  Mr. Bruce Davis
            President and CEO

Dear Mr. Davis:

      In connection with your proposal to grant a license to (name of Licensee) to use the Counterfeit Deterrence System and for no other purpose, we confirm that:

(a) each provision of this Agreement is valid and enforceable against (name of Licensee) under the laws of (name of jurisdiction); and

(b) none of the [*] described below, at the time of writing, contravenes any law, regulation, policy, principle, or doctrine in effect in the jurisdiction of the (principal place of business/head office) of (name of Licensee ).


______________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

[*]

                                              Yours truly,

______________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                 ATTACHMENT 3

                                PROBLEM REPORT

Each problem report will contain all information necessary to reproduce or demonstrate the occurrence of the problem. Problem reports will be in English and will be delivered electronically in a format to be provided by Digimarc.

Problem reports will contain:

"      Date problem was encountered
" Detailed description of the problem, including the frequency with which the problem occurs
" Name and version number of the program / system component that exhibits the problem
"      Step by step instructions to reproduce the problem
"      All data files required to reproduce the problem
"      [*]
"      Manufacturer and Model
"      CPU type and speed
"      Amount of memory
"      Operating System and Version
" Disk Configuration (number of drives, total space per drive, free space per drive)
"      Display Adapter Model, Resolution, Number of colors
"      Peripheral configuration (where applicable)
"      [*]
"      TWAIN driver and version number
"      [*]
"      Severity of problem
" Contact information for person to contact for further information (name, phone number, FAX number, email address)

Licensee agrees to work with Digimarc to provide reasonable additional information and perform reasonable additional tests, as requested by Digimarc, to assist Digimarc in resolution of the problem.

______________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                 ATTACHMENT  4

                             PAYMENT FOR SERVICES

       Digimarc shall bill Licensee for Services in one hour increments at the following hourly rates:
       Technical/Design Consultant         $[*]
       Senior Engineer                     $[*]
       R&D/Engineering Executive           $[*]
       Project Manager                     $[*]
       Administrator/Scheduler             $[*]

       Fees for Services will be invoiced on the earlier of 1) the last day of the month or 2) the completion of the Services. Invoices are due thirty (30) days from the date of receipt of a correct invoice. A late charge of 1.5% per month will be charged on any late payments. All fees are due and payable in US funds.

       Licensee will reimburse Digimarc for all out-of-pocket expenses reasonably and necessarily incurred in providing the Services. Expenses will be itemized and reported by category. Out-of-pocket expenses will not be "marked up" by Digimarc. Costs include, but are not limited to, reasonable travel and lodging expenses, telephone and fax charges, postage and overnight deliveries, and charges for rental equipment or materials purchased specifically to be used in providing the Service. All invoices for out-of-pocket expenses will be issued monthly in arrears and are due thirty (30) days from the date of receipt of a correct invoice. Supporting receipts and vouchers will be available for review at Digimarc's offices. A late charge of 1.5% per month will be charged on any late payments. Payments will additionally include Value Added taxes and other tariffs and fees that may be imposed by any government other than the United States of America.

______________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

       ATTACHMENT 5

                                      [*]



       ATTACHMENT 6

                             IDENTIFICATION OF [*]

______________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                 ATTACHMENT 7

                                   TRAINING

1.0 As part of [*], Digimarc shall develop a program of training acceptable to the DLA Project Manager in the [*].

2.0    Digimarc shall deliver the Training as follows:

2.1 Digimarc shall provide the Training to up to two (2) people simultaneously. The trainees will be experienced in digital design system operation.

2.2 Digimarc shall conduct the Training at the facilities of Licensee or, at the request of Licensee , at Digimarc's facilities or at some other place agreed between Digimarc and Licensee.

2.3 Digimarc shall give Licensee reasonable notice concerning the equipment which Digimarc will require in order to conduct the Training. Licensee shall provide all such equipment at its own expense. If the parties are unable to agree on the equipment to be provided either party may refer the matter for decision to the DLA Contract Authority.

2.4    Digimarc shall conduct the Training using the [*].

2.5 Digimarc shall provide a training manual in English to every trainee. Any translation or interpretation which the trainees may require will be provided by Licensee at its own expense.

2.6 Digimarc shall provide each trainee with a certificate of training at the completion of the Training session.

2.7    Digimarc shall conduct the Training in English.

______________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

     SCHEDULE M

                               ESCROW AGREEMENT

DATED:

Between:

(1) DIGIMARC CORPORATION whose head office is at One Centerpointe Drive, Suite 500, Lake Oswego, Oregon. U.S.A. 97035-8615 ("Digimarc");

(2)  [*]

(3)  [*] whose registered office is at [*].

Each of the parties to this Agreement acknowledges that the considerations for their respective undertakings given under it are the undertakings given under it by each of the other parties.

It is agreed that:

1.   Definitions

In this Agreement the following terms shall have the following meanings:

1.1 "Arbitration Agreement" means the Arbitration Agreement entered into between the parties and others effective 1 January 1999.

1.2 "Business Day" means a day on which each of [*], Digimarc, and [*] is open for business at their respective addresses noted above;

1.3 "Intellectual Property Rights" means copyright, trade secret, patent, and all other rights of a similar nature;

1.4 "Licence Agreement" means the Counterfeit Deterrence System Development and License Agreement entered into between Digimarc and [*], effective 1 January 1999.

1.5 "Material" means the "Escrowed Materials" as that term is defined in the Licence Agreement; and

_________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

1.6  "Technology" means the CDS Technology as defined in the Licence Agreement.

2.   Owner's Duties and Warranties

2.1  Digimarc shall:

     2.1.1 deliver a copy of the Material to [*] within thirty (30) days of the date of this Agreement;

     2.1.2 make available to [*] at Digimarc's premises a copy of the Material in accordance with its obligations under Clause 8.8 of the Licence Agreement; and

     2.1.3  deliver to [*] a replacement copy of the Material within twenty
     (20) Business Days of receipt of a notice served upon it by [*] under the provisions of Clause 4.1.5.

2.2 Digimarc warrants to [*] that Digimarc has sufficient rights in the Intellectual Property Rights in the Material to enter into this Agreement, and that it has authority to enter into this Agreement.

3.   [*] Responsibilities

     It shall be the responsibility of [*] to notify [*] of any change to the Technology that necessitates a replacement deposit of the Material.

4.   [*]'s Duties

4.1  [*] shall:

     4.1.1  hold the Material in a safe and secure environment;

     4.1.2  notify Digimarc and [*] of the receipt of any copy of the Material;

     4.1.3 in accordance with the terms of Clause 9 perform the Verification Process from time to time;

     4.1.4 at all times retain a copy of the latest verified deposit of the Material;

     4.1.5 notify Digimarc and [*] if it becomes aware at any time during the term of this Agreement that the copy of the Material held by it has been lost, damaged or destroyed;

_________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

     and

     4.1.6 upon receipt and verification of a new version of the Material, return all prior versions of the Material to Digimarc with ten (10) Business Days.

4.2 [*] shall not be responsible for procuring the delivery of the Material in the event of failure by Digimarc to deliver it.

5.   Payment

     [*]'s fees are payable in accordance with Schedule 1.

6.   Release Events

6.1 For the purposes of this Agreement any of the following events shall be considered to be a "Release Event":

(a) the date on which the license referred to in Clause 8.4 of the Licence Agreement takes effect in accordance with Clause 8.5 of that Agreement;

(b) the date on which the license referred to in Clause 8.6 of the Licence Agreement takes effect.

6.2 [*] must notify [*] of the occurrence of a Release Event by delivering to [*] a statutory or notarized declaration ("the Declaration") made by an officer of [*] attesting that such event has occurred and that the Licence Agreement was still valid and effective up to the occurrence of such event and exhibiting:

     6.2.1 such documentation in support of the Declaration as [*] shall reasonably require; and

     6.2.2  a copy of the Licence Agreement.

6.3 Upon receipt of a Declaration from [*] claiming a Release Event under Clause 6.1:

     6.3.1 [*] shall send a copy of the Declaration to Digimarc by courier and fax; and

     6.3.2 unless within fourteen (14) days after the date of delivery Digimarc delivers to [*] a counter-notice signed by a duly authorized officer of Digimarc stating that no such

_________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

     Release Event has occurred

then [*] will release the Material to an authorized officer of [*] upon receipt of the release fee stated in Schedule 1.

6.4 Where there is any dispute as to the occurrence of any of the events set out in Clause 6.1, such dispute will be referred at the request of either Digimarc or [*] to the Managing Director for the time being of [*] (or the equivalent officer of any new custodian appointed pursuant to Clause 11.2 or 11.3) for the appointment of an expert who shall give a decision on the matter within fourteen (14) days of the date of referral or as soon as practicable thereafter. The expert's decision shall be final and binding as between Digimarc and [*] except in the case of manifest error.

6.5 If the expert's decision is that a Release Event has occurred, [*] shall immediately release the Material to an authorized officer of [*] upon receipt of the release fee stated in Schedule 1.

7.   Confidentiality

7.1 The Material shall remain the confidential property of Digimarc and in the event that [*] provides a copy of the Material to [*], [*] shall be permitted to use and sublicence the Material only in accordance with the terms set forth in the License Agreement.

7.2 [*] agrees to maintain all information and/or documentation coming into its possession or to its knowledge under this Agreement in strictest confidence and secrecy. [*] further agrees not to make use of such information and/or documentation other than for the purposes of this Agreement and will not disclose or release it other than in accordance with the terms of this Agreement.

7.3 Termination of this Agreement will not relieve [*] or its employees, or [*] or its employees, from the obligations of confidentiality contained in this Clause 7.

8.   Intellectual Property Rights

     The release of the Material to [*] will not act as an assignment or license of any Intellectual Property Rights that Digimarc possesses in the Material except as specifically provided in the Licence Agreement.

9.   Verification

_________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

9.1 Subject to the provisions of Clauses 9.2 and 9.3, [*] shall bear no obligation or responsibility to any person, firm, company or entity whatsoever to determine the existence, relevance, completeness, accuracy, effectiveness or any other aspect of the Material.

9.2 Upon the Material being lodged with [*] from time to time under Clause 2.1, [*] shall perform tests in accordance with its standard verification service applying from time to time and shall provide a copy of the test report to [*] and Digimarc. Additionally, at [*]' request and expense, [*] shall perform the Verification Process detailed in clause 9.3 below.

9.3 Verification Process. [*] shall inspect, audit and verify any or all of the Material for accuracy, completeness and sufficiency. Such verification process may include, at [*]'s option, assembling and/or compiling the source code into executable object code. Digimarc agrees to make reasonably available, at its standard consulting rates as in effect from time to time, technical and support personnel reasonably necessary for [*] to perform verification of the Material, and further agrees to give [*] reasonable access to Digimarc's facilities, including its computer systems, for the purpose of such verification at no additional charge. Digimarc hereby grants [*] permission to release to [*] directory lists and/or tables of contents of computer media, manuals, and other materials comprising the Material. Digimarc and [*] shall be entitled to have a representative present at all times to observe such verification by [*]. Any report prepared by [*] shall be provided to all parties hereto.

10.  [*]'s Liability

10.1 [*] shall not be liable for any loss caused to Digimarc or [*] either jointly or severally except for loss of or damage to the Material to the extent that such loss or damage is caused by the negligent acts or omissions of [*], its employees, agents or sub-contractors and in such event [*]'s total liability in respect of all claims arising under or by virtue of this Agreement shall not (except in the case of claims for personal injury or death) exceed the sum of five hundred thousand pounds ((Pounds)500,000).

10.2 [*] shall in no circumstances be liable to Digimarc or [*] for indirect or consequential loss of any nature whatsoever whether for loss of profit, loss of business or otherwise.

10.3 [*] shall be protected in acting upon any written request, waiver, consent, receipt or other document furnished to it pursuant to this Agreement, not only in assuming its due execution and the validity and effectiveness of its provisions but also as to the truth and acceptability of any information contained in it, which [*] in good faith believes to be genuine and what it purports to be.

_________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

11.   Termination

11.1 [*] may terminate this Agreement after failure by [*] to comply with a 30 day written notice from [*] to pay any outstanding fee.

11.2 [*] may terminate this Agreement by giving sixty (60) days written notice to Digimarc and [*]. In that event Digimarc and [*] shall appoint a mutually acceptable new custodian on terms similar to those contained in this Agreement.

11.3 If a new custodian is not appointed within 30 days of delivery of any notice issued by [*] in accordance with the provisions of Clause 11.2, Digimarc or [*] shall be entitled to request the President for the time being of the British Computer Society to appoint a suitable new custodian upon such terms and conditions as he shall require. Such appointment shall be final and binding on all parties.

11.4 If the rights of all parties to use the Technology under or pursuant to the Licence Agreement have expired or have been lawfully terminated this Agreement will automatically terminate on the same date.

11.5 [*] may terminate this Agreement at any time by giving written notice to Digimarc and [*].

11.6 Digimarc may only terminate this Agreement with the written consent of [*].

11.7 This Agreement shall terminate upon release of the Material to [*] in accordance with Clause 6.

11.8 Upon termination under the provisions of Clauses 11.4, 11.5 or 11.6 [*] will deliver the Material to Digimarc. If [*] is unable to trace Digimarc, [*] will destroy the Material. Upon termination under the provisions of Clause 11.2 [*] will deliver the Material to the new custodian agreed under Clause 11.2 or appointed under Clause 11.3.

11.9 Upon termination under the provisions of Clause 11.1 the Material will be available for collection by Digimarc from [*] for thirty (30) days from the date of termination. After such thirty (30) day period [*] will destroy the Material.

12.   General

12.1 This Agreement shall be governed by and construed in accordance with the laws of

_________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

England to the exclusion of its rules of conflicts of laws.

12.2 This Agreement represents the whole agreement relating to the escrow arrangements between the parties for the Material and supersedes all prior arrangements, negotiations and undertakings.

12.3 Except as otherwise provided, all notices to be given to the parties under this Agreement shall be served by hand, by internationally-recognized courier service, or by registered post (return receipt requested), addressed to the signatories hereto at the addresses given above or, for companies based in the UK, at the registered office. Facsimile may not be used except as a supplement to one of the foregoing. Notices shall be deemed to have been duly given or made when delivered, as evidenced by delivery receipt or customary courier delivery notification.

12.4 Any "Dispute", as the term is defined in the Arbitration Agreement, shall be finally settled by arbitration in accordance with the Arbitration Agreement.

Signed on behalf of

[*]

Signature
Name:
Title:              (Authorized Signatory)
Date

Signature
Name:
Title:              (Authorized Signatory)
Date

DIGIMARC CORPORATION


Signature

_________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

Name:  Bruce Davis
Title: President & CEO             (Authorized Signatory)
Date:

[*] ESCROW INTERNATIONAL LIMITED


Signature
Name:
Title:                             (Authorized Signatory)
Date:

_________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                  SCHEDULE 1

[*]'s Fees (St(Pounds))

DESCRIPTION                                           FEE                  DIGIMARC            [*]
-----------                                           ---                  --------            ---
1     Initial Fee                                     (Pounds)700          NIL                 100%

2     Annual Fee
      (payable on completion of this
      Agreement and on each
      anniversary thereafter)                         (Pounds)385          NIL                 100%

3     Update Fee
      (per update after the first 4 updates
      per annum)                                      (Pounds)100          NIL                 100%

4     Storage Fee
      (an additional annual fee may be
      payable for deposits in excess
      of one cubic foot)                              TBA                  NIL                 100%

5     Liability Fee
      ((Pounds)100 per (Pounds)500,000 of liability
      exceeding (Pounds)500,000, per annum)           Not Applicable       NIL Not Applicable

6     Release Fee
      (plus [*]'s reasonable expenses)                (Pounds)500          NIL                 100%

7.    Verification Fee                                (Pounds)700 per day  NIL                 100%
      (plus [*]'s reasonable expenses)

      1. All fees are subject to VAT where applicable[*]
      2. All fees are reviewed by [*] from time to time

[*]  only applicable to countries within the EU.

_________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                 SCHEDULE "N"

                     PROGRESS REPORTS AND PROJECT REVIEWS

1.   TASK STATUS

     Within ten (10) Business Days after the end of every calendar month [*], Digimarc shall deliver a report to the DLA Project Manager describing progress to date. The report will be formatted according to major task and will reference the status provided in the previous report. The report will declare whether a major task or Deliverable is ahead of, behind, or on schedule as of the reporting date. The report will also forecast whether the task will complete on time.

2.   SCHEDULE UPDATE

     Included with the report will be an updated Gantt schedule prepared according to Digimarc's format.

3.   PROBLEM REPORT

     Digimarc shall report to the DLA Project Manager on problems that impact technical or schedule performance in the report. Each problem will be reported in a Problem List that includes the following information:

     Problem title
     Date reported
     Tasks affected
     Task impact
     Proposed corrective action
     Current status
     Date closed

     Red Flag reports (see paragraph 8) will be included on the problem list. A problem will remain on the list until closed or otherwise resolved.

4.   PROGRESS REVIEWS

     [*] and Digimarc shall hold progress review meetings once every three (3) months on

_______________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

average throughout the period [*] are being performed at a mutually agreeable date and location. At least half of the reviews will be held at Digimarc's facilities.

     The objective of each meeting is to review the: Status of each major task; Status of deliverable items; Contractual and administrative matters; Contract changes and amendments, as necessary; Technical reports or data; Market and user factors and marketing activities; and other topics as necessary and relevant.

     Each meeting will last no more than 2 days unless otherwise agreed upon in advance. Attendees will include management, technical and administrative representatives from Digimarc and [*], including the parties' respective Project Managers or suitable designees. To ensure meeting effectiveness, [*] will be limited to ten (10) or fewer persons including any outside vendors or consultants deemed necessary by agreement of the parties' respective Project Managers to be necessary to ensure an effective meeting.

     In between the quarterly meetings described above, the technical representatives of Digimarc and [*] shall meet every six (6) weeks on average to review technical matters. Each such meeting will last no more than 2 days unless otherwise agreed upon in advance and will be held at a mutually agreeable date and location. At least half of the reviews will be held at Digimarc's facilities.

5.   AGENDA

     An agenda will be prepared by Digimarc and sent to [*] fifteen (15) days in advance of each meeting for review and comment or approval.

6.   MEETING MATERIALS

     Meeting materials will consist of viewgraph presentations, technical data, marketing white papers, studies, technical specifications analyses and other reports.

7.   REPORT

     Within five (5) Business Days after the review meeting, Digimarc shall prepare and deliver to [*] a report summarizing the essential topics discussed including the action items assigned during the meeting. Meeting Materials will be appended to the report.

8.   RED FLAG REPORT

_______________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

     Digimarc shall prepare and deliver to the DLA Project Manager a "Red Flag" report when a problem requiring the immediate attention of [*] is required. The report will contain a description of the problem and the proposed action to correct the problem. Red Flag reports may be informative; e.g., a report about a vendor delinquency that will impact a critical version release date. They may also report on problems whose correction requires immediate consideration or action from [*] or another organization external to Digimarc.

_______________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                 SCHEDULE "O"

          THIS SYSTEM SUPPORT SERVICES AGREEMENT (the "Agreement") is made

BETWEEN

     (name and address of licensee) ("Licensee")

                                    - AND -

     DIGIMARC CORPORATION, a corporation incorporated under the laws of Oregon and having its head office at One Centerpointe, Suite 500 Drive, Lake Oswego, Oregon. U.S.A. 97035-8615 ("Digimarc")

     Licensee entered into one or more license agreements with Digimarc for the license of the [*] a counterfeit deterrence system (the "CDS");

     Licensee now wishes to engage Digimarc to maintain and support [*];

     In consideration of these premises, the covenants set out in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are acknowledged by each of the parties, the parties agree as follows:


1.   DEFINITIONS AND PRINCIPLES OF INTERPRETATION

1.1  Definitions - Whenever used in this Agreement, the following words and
     -----------
terms shall have the meanings set out below:

     "Arbitration Agreement" means the Arbitration Agreement entered into between the parties and others effective 1 January 1999;

     "Agreement" means these articles of agreement, including the Attachments, and those documents as specified or referenced in this Agreement as forming part of the Agreement, all as may be amended from time to time;

     "[*] Agreement" means Counterfeit Deterrence System Development and License Agreement entered into between [*] and Digimarc effective 1 January 1999;

     "Business Day" means a day on which both Licensee and Digimarc are open for

________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

     business at their respective addresses noted above;

     "Confidential Information" means information disclosed during the Term of this Agreement in any form which, if disclosed in tangible form, is labelled "Confidential", "Proprietary" or with a similar legend, or if disclosed orally is information that by its nature would be understood to be confidential to the Discloser;

     "Core Hours" means 7:00 a.m. to 7:00 p.m. Monday through Friday,
     United States Pacific time zone, excluding statutory holidays observed by Licensee at its Site;

     "Discloser" means a party which has disclosed or otherwise made available its Confidential Information to the other party;

     "Effective Date" means the date on which this Agreement is last signed, or the Effective Date of the License Agreement, whichever is later;

          [*]

     "Hot-line" means a single dedicated telephone line provided by Digimarc to Licensee for the reporting of problems with [*];

     "License Agreement" means, collectively, all license agreements entered into between the parties pursuant to which Licensee acquired a license to use [*];

     "Person" means any individual or other legal entity, including without limitation sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, or a natural person in the capacity of trustee, executor, administrator or other legal representative;

     "Recipient" means a party to which the Confidential Information of the other party has been disclosed or otherwise made available;

     "Services" means the services described in clauses 2 and 3 below, or any of them;

     "Severity Level One Software Problem" means a Software Problem which causes the [*] to cease operating or which causes the computer system running [*] to crash;

     "Severity Level Two Software Problem" means a Software Problem which causes the [*] to cease operation in accordance with its Specifications or which produces substantially incorrect data;

________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

     "Severity Level Three Software Problem" means a Software Problem which is not a Severity Level Two Problem or a Severity Level One Problem;

     "Site" means the [*] of Licensee at which a Software Problem is encountered;

     "Software Problem" means a circumstance where [*] does not function in accordance with its Specifications, produces substantially incorrect data, or causes a computer running [*] to crash, or other problem with [*] and which can be reproduced by Digimarc, at Digimarc's facility, based on information provided to Digimarc by Licensee in a Software Problem Report;

     "Software Problem Report" means a written report in the form attached as Attachment 1;

     "Specifications" has the meaning given to it by the [*] Agreement;

     "System Documentation" means the documentation for [*] provided by Digimarc to Licensee under a License Agreement;

     "Training Manual" means the training manual which relates to the use of [*] provided by Digimarc to Licensee under a License Agreement; and

     "Work" means the tasks that are required to be performed by Digimarc in order to comply with its obligations under this Agreement.

1.2  Interpretation - In this Agreement:
     --------------

     1.2.1 unless otherwise specified, all references to money amounts are to the currency of the United States of America;

     1.2.2 the use of words in the singular or plural, or with a particular gender, shall not limit the scope or exclude the application of any provision of this Agreement to such Person or Persons or circumstances as the context otherwise permits;

     1.2.3 whenever a provision of this Agreement requires an approval or consent by a party to this Agreement and notice of such approval or consent is not delivered within the applicable time, then the party shall be conclusively deemed to have withheld the consent or approval;

________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

     1.2.4 unless otherwise specified, the number of days within or following which any payment is to be made or act is to be done shall be interpreted to be continuous and shall be calculated by excluding the day on which the period commences and including the day which ends the period and by extending the period to the next Business Day if the last day of the period is not a Business Day;

     1.2.5 unless otherwise specified, the order of precedence for interpreting this Agreement shall be:

               (a)  this Agreement, excluding the Attachments,

               (b)  the Attachments;

     If this Agreement conflicts in substance with a License Agreement entered into between the parties, the License Agreement shall control;

     1.2.6 for greater certainty, a party or representative to which this Agreement grants the right to make a decision or determination in the sole discretion of the party or representative is not required to act reasonably in making the decision or determination and no such decision or determination may be challenged by the other party under the Arbitration Agreement or otherwise;

     1.2.7 the words "includes" or "including" will be construed without limitation to the generality of the preceding words;

     1.2.8 a clause, Schedule or Attachment unless the context requires otherwise, is a reference to a clause, a Schedule or Attachment of, or a paragraph of a Schedule or Attachment of, this Agreement, as amended from time to time in accordance with this Agreement; and

     1.2.9 any due date or time period prescribed by this Agreement may be changed by written agreement between the parties' respective representatives identified in clauses 5.1 and 5.2.

1.3  Applicable Law - This Agreement shall be construed in accordance with the
     --------------
laws of England to the exclusion of its rules of conflicts of laws.

1.4  Attachments - The attachment to this Agreement, listed below, is an
     -----------
integral part of this Agreement:

________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

     Attachment 1   Software Problem Report

2.   SCOPE OF THE WORK

2.1 Digimarc shall provide the Services described in this clause 2 as required to ensure that [*] will conform to and operate in accordance with the Specifications.

2.2  Problem Resolution.  Digimarc shall resolve every Software Problem in [*]
     -------------------
reported by Licensee as follows:

     2.2.1  Digimarc shall provide and maintain in effect throughout the Term:

            (a) a Hot-line which Licensee representative shall use to report Software Problems, and;

            (b) a paging service by which Licensee can communicate with Digimarc when Licensee is unable to communicate with Digimarc using the Hot-line.

     Licensee will follow-up each such communication with a Software Problem Report.

     2.2.2 Both Digimarc and Licensee shall log each Software Problem reported by Licensee.

     2.2.3 Upon receipt by Digimarc of a report from Licensee of a Software Problem, Digimarc shall respond as provided below in accordance with the level of severity of the Software Problem identified by Licensee. Digimarc may respond to the report of a Software Problem by telephone or in writing.

     2.2.4 Digimarc shall file a "Resolution Report" with Licensee for each Software Problem reported by Licensee which will include a description of the cause of the Software Problem and the means by which the Software Problem was resolved.

     2.2.5 Digimarc shall use its best efforts to respond to a Software Problem Report of a Severity Level One Software Problem made during Core Hours and resolve the identified Software Problem within two (2) Business Days of receipt of the Software Problem Report. The resolution of the Software Problem may include a work-around to the Software Problem acceptable to Licensee in the form of an amendment to [*] on an interim basis if a permanent resolution is provided within a further twenty (20) Business Days. If:

________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

             (a) Digimarc fails to provide a permanent resolution of the Software Problem within twenty (20) Business Days after Digimarc provides the work-around, or

             (b) Digimarc fails to provide a work-around to the Software Problem within two (2) Business Days after receipt of a report from Licensee of the Software Problem, Licensee may, at its option, reduce the monthly charge for the Services by [*] for each Business Day after the first Business Day which elapses until Digimarc provides the required temporary or permanent resolution to that Software Problem.

     2.2.6 Digimarc shall use commercially reasonable efforts to respond to a Software Problem Report of a Severity Level Two Software Problem within ten
     (10) Business Days of receipt and resolve the identified Software Problem within a further ten (10) Business Days of receipt. If Digimarc fails to resolve the Software Problem within the twenty (20) Business Day period, Licensee may, at its option, designate the Software Problem as a Severity Level One Software Problem.

     2.2.7 Digimarc will accept reports for Severity Level Three Software Problems and will consider them for resolution in a future release.

     2.2.8 The period for resolution of any Software Problem identified under Clause 2.2.5 and 2.2.6 shall commence with the receipt by Digimarc of the information necessary to reproduce the reported Software Problem if the resolution of that Problem requires such reproduction.

2.3  Application Support.   Digimarc shall, using the Hotline, answer questions
     -------------------
from Licensee related to the use of [*] and resolve problems with [*] which do not require changes to [*].

2.4  Documentation Updating.   Digimarc shall update both the hard copy and the
     ----------------------
electronic versions of the Training Manuals as required to reflect changes in [*] which result from the provision by Digimarc of the Services.

2.5 Digimarc shall provide the Services during the Core Hours. If Licensee notifies Digimarc that the provision of the Services during Core Hours will have a noticeable impact on Licensee's normal operations, Digimarc shall provide the Services outside of Core Hours at a time or times and for the charges to be agreed with Licensee.

2.6 Changes to [*] other than changes to redress a Software Problem shall be made by Digimarc only at the direction of the DLA Contracting Authority, pursuant to the terms of the [*]

________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

Agreement.

2.7  All Services required to be provided as a result of:

(a) use by Licensee of [*] other than in accordance with the Training Manual supplied by Digimarc under a License Agreement; or

(b) failure of the computer system on which [*] is installed to operate in accordance with the applicable manufacturer's specifications;

will be for the account of Licensee.

3.   [*] UPDATES

3.1  No Licensee shall be compelled to incorporate [*].

3.2 Digimarc shall continue to provide the Services to Licensee for the two (2) versions of [*] which immediately preceded the then current version of [*] or for all versions of [*] released within twenty-four (24) months of the date of issue of the [*], whichever is the greater, at no additional cost to Licensee.

4.   PURCHASE PRICE AND PAYMENT

4.1 The fee for the Services is [*] for each year during the Term. Licensee shall pay the fee in equal monthly installments on or before the first day of the calendar month.

4.2 Except as otherwise expressly provided in this Agreement, Licensee shall pay Digimarc all sales, use, goods and services or other similar taxes levied by any government in the United States or the country of Licensee's principal place of business which Digimarc is obliged to collect and remit to such government(s) in connection with any amount paid by Licensee to Digimarc under this Agreement.

4.3 Digimarc is responsible for, and shall indemnify Licensee against, and hold Licensee harmless from, the payment of all taxes levied by any government on or in respect of Digimarc's income and any amounts required by law to be paid in respect of social benefits for Digimarc's employees relating to or arising out of the services performed under this Agreement by Digimarc. If required by law, Licensee shall deduct all such taxes and amounts from the amounts otherwise payable to Digimarc and remit them to the appropriate authorities.

4.4 Licensee may set off against any amount which Licensee owes Digimarc under or in

________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

connection with this Agreement any amount which Digimarc owes Licensee under or in connection with this Agreement, and vice versa.

5.   SERVICES COORDINATION

5.1 Digimarc shall designate a responsible individual with adequate authority and competence as a services representative whose responsibilities, in addition to those expressly set out in this Agreement, shall be to serve as primary interface with Licensee.

5.2 Licensee shall designate a responsible individual with adequate authority and competence to serve as primary interface with Digimarc.

5.3 Either party's representative may from time to time appoint one or more Persons to represent him or her on prior written notice to the other party's representative.

5.4 Digimarc shall replace within a reasonable time under the circumstances any of its employees or authorized subcontractors engaged in fulfilling its obligations under this Agreement, including its services representative, whose removal is required by Licensee, provided that Licensee specifies reasonable cause for such removal in writing.

5.5 Digimarc represents that all personnel assigned to do the Work will be employees of Digimarc. Digimarc shall not engage any subcontractor to do any part of the work without first obtaining the prior written consent of Licensee, which consent will not unreasonably be withheld.

6.   LICENSEE'S RESPONSIBILITIES

6.1 Unless otherwise expressly set out in this Agreement, Licensee shall respond in writing within ten (10) Business Days to every written request for consent required by this Agreement received from Digimarc.

6.2 If Licensee is delayed in complying with any of its obligations under clause 6.1 for any reason not attributable to Digimarc, and such delay is the cause of a delay in the compliance by Digimarc with any of its obligations under this Agreement, then the time for completion and the deadlines dependent thereon will be extended automatically by one day for each day of delay by Licensee or such other period as may be agreed in writing between the parties' respective representatives. If Digimarc reasonably incurs any costs as a result of the delay, other than a delay due to a force majeure event, such costs will, at Digimarc's option, be borne by Licensee. If the delay is due to a force majeure event, such costs shall be borne equally by Licensee and Digimarc. This clause 6.2 sets forth Digimarc's only remedy for a delay by Licensee in

________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

complying with such obligation.

7.   INTELLECTUAL PROPERTY MATTERS

7.1 Licensee acknowledges that Digimarc is the owner of all changes to [*] made by Digimarc under this Agreement and all such changes shall be considered for all purposes of a License Agreement as forming part of [*] licensed thereunder.

8.   REPRESENTATIONS AND WARRANTIES OF DIGIMARC

8.1  General - Digimarc represents, warrants and undertakes to Licensee that
     -------
from and after the Effective Date:

(a) the Services will be of professional quality conforming to generally accepted software product development practices and will be performed at all times in a timely and cost effective manner and, for greater certainty Digimarc shall employ the standard of care in performing the work that would be expected of [*] of the same or similar type as the [*] which comprises the CDS Technology;

(b) Digimarc is duly incorporated and organized and is validly subsisting under the laws of the State of Oregon, U.S.A. or some other state in the United States with full corporate power and authority to enter into this Agreement;

(c) to the best of its knowledge, neither this Agreement nor the Services will contravene, breach, or result in any default under any agreement, permit, by-law, or law or regulation to which Digimarc is subject or by which it is bound including, for greater certainty any laws or regulations in effect in the United States governing export; and

(d) this Agreement when executed and delivered by Digimarc shall constitute a valid and binding agreement with Digimarc enforceable against Digimarc according to its terms.

9.   REPRESENTATIONS AND WARRANTIES OF LICENSEE

9.1  Licensee represents and warrants to Digimarc that:

          (a) Licensee has full power and authority to enter into this Agreement; and

          (b) this Agreement when executed and delivered by Licensee shall constitute a valid, binding and enforceable obligation of Licensee.

________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

10.    CONFIDENTIALITY

10.1 Except as otherwise expressly permitted by this Agreement, a Recipient shall not use, reproduce or disclose the Confidential Information of the Discloser for any purpose other than as reasonably necessary to comply with its obligations under this Agreement or to exercise any rights or licenses granted to it under or pursuant to this Agreement.

10.2 The Recipient shall protect the Confidential Information of the Discloser from disclosure by using the same degree of care, which shall be no less than a reasonable degree of care, as the Recipient uses to protect its own confidential information.

10.3 On written request from the Discloser, the Recipient shall return, or certify the destruction of, all originals and copies of the Discloser's Confidential Information in the Recipient's possession or control which the Recipient does not need to retain in order to perform any obligations imposed, or exercise any rights acquired, by this Agreement.

10.4 A Recipient may, on a need to know basis, and only for the purposes described in clause 10.1, give the other party's Confidential Information to the Recipient's employees, authorized subcontractors or representatives provided that such employee, subcontractor or representative shall have entered into a non-disclosure agreement in respect of such Confidential Information in favour of the Discloser on terms materially similar to the provisions of this clause 10.

10.5 The obligations set out in this clause 10 will not apply to any Confidential Information that:

(a) is or becomes publicly available other than through the fault of the Recipient;

(b) was known to the Recipient prior to disclosure as shown by documentation sufficient to establish such knowledge;

(c) was or is lawfully disclosed to the Recipient by a third party who did not breach any obligation of confidence by such disclosure and who made the disclosure without restriction on further disclosure all of which is shown by documentation sufficient to establish same; or

(d) is required by law to be disclosed provided, however, that the Recipient shall first give written notice to the Discloser before the disclosure so that the Discloser may seek an appropriate protective order.

The fact that Confidential Information, or any part thereof, can be linked together by a search of


________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

publications and other information, followed by a selection of a series of such items of knowledge from unconnected sources, and fitting together those items of knowledge so as to duplicate or recreate any item of Confidential Information, shall not be deemed to cause the Confidential Information, or any part thereof, to be included within exceptions (a), (b) or (c), above.

10.6 Each party hereby consents to any court order sought by the other party to enjoin non-compliance, or to require compliance, by the party with any of the party's obligations under this clause 10.

10.7 Nothing in this Agreement shall be construed to require Licensee or any representative of Licensee to disclose any information which is confidential to a third party including for greater certainty an [*].

11.  DISPUTE RESOLUTION

11.1 Any Dispute as the term is defined in the Arbitration Agreement shall be finally settled by Arbitration in accordance with the Arbitration Agreement.

11.2 Unless otherwise agreed between the parties or unless the subject matter of the dispute resolution proceedings is a party's right to terminate this Agreement, the Services shall continue during the dispute resolution proceedings and payments due to Digimarc shall not be withheld on account of such proceedings unless that particular Services or payment is the subject matter of the proceedings. In the latter case, Digimarc may suspend continued provision of the disputed Services until the dispute resolution proceeding is concluded unless Licensee instructs Digimarc to continue the provision of the disputed Services, in which case Digimarc shall act in accordance with such instructions, subject to payment of the fees due for such Services.

12.  TERM

12.1 This Agreement shall take effect on the Effective Date and shall remain in force for one (1) year thereafter (the "Term") unless sooner terminated as provided herein. [*], Licensee may in its sole discretion renew the Agreement for one (1) or more successive one (1) year Terms on no less than sixty (60) days notice prior to the last day of a Term.

12.2 Either party may terminate this Agreement if the other party breaches any of its obligations under this Agreement and fails to remedy such breach within thirty (30) days after receiving written notice of such breach from the other party.

12.3 Upon termination of this Agreement each party shall return or certify the destruction of,

___________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

to the Discloser, all originals and copies of the Discloser's Confidential Information in the party's possession or control which the party does not need to retain in order to exercise any rights acquired by this Agreement.

12.4 No termination of this Agreement will in any manner release, or be construed as releasing, any party from any liability arising out of or in connection with that party's breach of or failure to perform any covenant, duty or obligation contained herein prior to the date of such termination.

13.  FORCE MAJEURE

13.1 If the performance by either party of any of its obligations under this Agreement is prevented or delayed by any circumstance of force majeure (which shall mean fire, flood, earthquakes, war, riots, or insurrection) the party shall immediately notify the other party.

13.2 The time period within which the party delayed is obliged to perform its obligations will be delayed during the period such circumstance exists. During the period of delay the party delayed shall use its best efforts to make alternate arrangements satisfactory to the other party to avoid delay or resume performance.

14.  NOTICES

14.1 All notices under this Agreement shall be delivered by fax, certified mail, return receipt requested, or recognized international courier service. The notice shall be deemed effective as of the date of delivery to the address of the party specified below as evidenced by a delivery receipt or the addressee's registry of incoming correspondence. Unless otherwise expressly set out in this Agreement, all notices to a party will be sent to the party's authorized representative identified below and all notices from a party will be sent by the party's authorized representative identified below.

14.2 Any notice to DIGIMARC shall be sent to both of, and any notice from Digimarc shall be sent by either:

Mr. Bruce Davis
President and CEO
Digimarc Corporation
One Centerpointe Drive
Suite 500
Lake Oswego, Oregon 97035 USA
FAX: (503) 968-0219

___________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

Mr. William Y. Conwell
Klarquist, Sparkman, Campbell,
Leigh & Whinston
121 SW Salmon Street
Suite 1600
Portland, Oregon 97204 USA
FAX: (503) 228-9446

14.3 Any notice to Licensee shall be sent to both of, and any notice from Licensee shall be sent by:

TBD

TBD

14.4 A party may change its address for notice by notice to the other party in accordance with the provisions of this clause 14.

14.5 A copy of every notice sent by either party shall be sent to: [*].

15.   MISCELLANEOUS PROVISIONS

15.1 Remedies Cumulative - Except as otherwise expressly set out in this
     Agreement:

(a) each and every right, power and remedy of a party will be considered to be cumulative with and in addition to any other right, power and remedy which such party may have at law or in equity in the event of breach of any of the terms of this Agreement;

(b) the exercise or partial exercise of any right, power or remedy will neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party; and

(c) a party terminating this Agreement in accordance with the provisions of the Termination clause will have no liability or obligation to the other as a result of or with respect to the termination.

15.2 Severability - If any part of this Agreement is held by an arbitral tribunal appointed pursuant to the Arbitration Agreement or by any other competent authority to be void or unenforceable, the parties agree that such determination will not result in the nullity or

___________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

unenforceability of the remaining parts of this Agreement, which will continue in force to the fullest extent permitted by law. The parties further agree to replace such void or unenforceable part of this Agreement with a valid and enforceable provision that will achieve, to the extent legally permissible, the economic, business and other purposes of the void or unenforceable part.

15.3 Counterparts. This Agreement may be executed in separate counterparts, and by facsimile, each of which will be deemed an original, and when executed, separately or together, will constitute a single original instrument, effective in the same manner as if the parties had executed one and the same instrument.

15.4 Entire Agreement. This Agreement is intended by the parties to be the final expression of their agreement and constitutes and embodies the entire agreement and understanding between the parties hereto and constitutes a complete and exclusive statement of the terms and conditions thereof, and will supersede any and all prior correspondence, conversations, negotiations, agreements or understandings between the parties relating to the same subject matter.

15.5 Amendments. No change in, modification of or addition to the terms and conditions contained herein will be valid as between the parties unless set forth in a writing that is signed by an authorized representative of each party and which specifically states that it constitutes an amendment to this Agreement.

15.6 Waiver. No waiver of any term, provision, or condition of this Agreement will be effective unless in a written document signed by the waiving party and no such waiver in any one or more instances will be deemed to be, or be construed as, a further or continuing waiver of that term, provision or condition or any other term, provision or condition of this Agreement.

15.7 Assignment and Successors. This Agreement may not be assigned by Licensee without the prior written consent of the Digimarc, which consent may be withheld or given, with or without conditions at Digimarc's sole discretion. This Agreement and all of its terms, conditions, and covenants are intended to be fully effective and binding, to the extent permitted by law, on the successors and permitted assigns of the parties hereto.

15.8 Captions. Captions are provided in this Agreement for convenience only and they form no part, and are not to serve as a basis for interpretation, of this Agreement, nor as evidence of the intention of the parties.

15.9 Disclaimer of Agency. Nothing contained in this Agreement is intended or will be interpreted so as to constitute the parties to this Agreement as partners or joint venturers or as agents of each other. Neither party will have any express or implied right or authority to assume or create any obligations on behalf of or in the name of any other party or to bind any other party in any contract, agreement or undertaking with any third party. No employee of a party shall be

___________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

deemed or considered to be an employee of the other party or of both parties.

15.10 Effectiveness. This Agreement shall be effective only after it is signed by both of the parties.

15.11 Ambiguities. Each party and its counsel have participated fully in the review and revision of this Agreement. Any rule or construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Agreement.

___________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

15.12 Survival. All clauses of this Agreement which expressly or by implication are intended to survive the termination of this Agreement will do so and, for greater certainty and notwithstanding any provision in this Agreement to the contrary, the provisions of clauses 4.2, 4.3, 4.4, 10, 11, 14 and 15 of this Agreement shall survive termination of this Agreement by either party for any reason.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the Effective Date.

TBD



Signature
Name:
Title:
Date


DIGIMARC CORPORATION


Signature
Name:
Title:
Date:

___________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                 ATTACHMENT 1

                            SOFTWARE PROBLEM REPORT

     Each problem report will contain all information necessary to reproduce or demonstrate the occurrence of the problem. Problem reports will be in English and will be delivered electronically in a format to be provided by Digimarc.

Problem reports will contain:

     Date problem was encountered
     Detailed description of the problem, including the frequency with which the problem occurs
     Name and version number of the program / system component that exhibits the problem
     Step by step instructions to reproduce the problem
     All data files required to reproduce the problem
     [*]
     Manufacturer and Model
     CPU type and speed
     Amount of memory
     Operating System and Version
     Disk Configuration (number of drives, total space per drive, free space per drive)
     Display Adapter Model, Resolution, Number of colors
     Peripheral configuration (where applicable)
     [*]
     TWAIN driver and version number
     [*]
     Severity of problem
     Contact information for person to contact for further information (name, phone number, FAX number, email address)

Licensee agrees to work with Digimarc to provide reasonable additional information and perform reasonable additional tests, as requested by Digimarc, to assist Digimarc in resolution of the problem.

___________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                 SCHEDULE "P"

             FEES FOR INTEGRATION SUPPORT AND VERIFICATION TESTING

          Digimarc shall bill [*] for Services in one hour increments at the following hourly rates:

          Technical/Design Consultant      $[*]

          Senior Engineer                  $[*]

          R&D/Engineering Executive        $[*]

          Project Manager                  $[*]

          Administrator/Scheduler          $[*]

          Fees for Services will be invoiced on the earlier of 1) the last day of the month or 2) the completion of the Service. Invoices are due thirty (30) days from the date of receipt of a correct invoice. A late charge of 1.5% per month will be charged on any late payments. All fees are due and payable in US funds.

          The [*] will reimburse Digimarc for all out-of-pocket expenses reasonably and necessarily incurred in providing the Services. Expenses will be itemized and reported by category. Out-of-pocket expenses will not be "marked up" by Digimarc. Costs include, but are not limited to, reasonable travel and lodging expenses, telephone and fax charges, postage and overnight deliveries, and charges for rental equipment or materials purchased specifically to be used in providing the Services. All invoices for out-of-pocket expenses will be issued monthly in arrears and are due thirty (30) days from the date of receipt of a correct invoice. Supporting receipts and vouchers shall be available for review at Digimarc's offices. A late charge of 1.5% per month will be charged on any late payments. All out-of-pocket expenses will be billed and payable in US funds. Payments will additionally include Value Added taxes and other tariffs and fees that may be imposed by any government other than the United States.

___________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                 SCHEDULE "Q"

                                   TRAINING

1.0 As part of [*], Digimarc shall develop a program of training acceptable to the DLA Project Manager in [*].

2.0  Digimarc shall deliver the Training as follows:

2.1 Digimarc shall provide the Training to up to two (2) people simultaneously. The trainees will be experienced in digital design system operation.

2.2 Digimarc shall conduct the Training at the facilities of [*] or, at the request of the [*], at Digimarc's facilities or at some other place agreed between Digimarc and the [*].

2.3 Digimarc shall give the [*] reasonable notice concerning the equipment which Digimarc will require in order to conduct the Training. The [*] shall provide all such equipment at its own expense. If the parties are unable to agree on the equipment to be provided either party may refer the matter for decision to the DLA Contract Authority.

2.4  Digimarc shall conduct the Training using the [*].

2.5 Digimarc shall provide a training manual in English to every trainee. Any translation or interpretation which the trainees may require will be provided by [*] at its own expense.

2.6 Digimarc shall provide each trainee with a certificate of training at the completion of the Training session.

2.7  Digimarc shall conduct the training in English.

__________________
[*] Omitted pursuant to a confidential treatment request. The material has been filled separately with the Securities and Exchange Commission.

                                 SCHEDULE "R"

                            SOFTWARE PROBLEM REPORT


     Each problem report will contain all information necessary to reproduce or demonstrate the occurrence of the problem. Problem reports will be in English and will be delivered electronically in a format to be provided by Digimarc.

Problem reports will contain:

 .    Date problem was encountered
 .    Detailed description of the problem, including the frequency with which the problem occurs
 .    Name and version number of the program / system component that exhibits the problem
 .    Step by step instructions to reproduce the problem
 .    All data files required to reproduce the problem
 .    PC configuration
     .    Manufacturer and Model
     .    CPU type and speed
     .    Amount of memory
     .    Operating System and Version
     .    Disk Configuration (number of drives, total space per drive, free space per drive)
     .    Display Adapter Model, Resolution, Number of colors
 .    Peripheral configuration (where applicable)
     .    Scanner Manufacturer and Model
     .    TWAIN driver and version number
 .    Scanning resolution
 .    Severity of problem
 .    Contact information for person to contact for further information (name, phone number, FAX number, email address)

[*] agrees to work with Digimarc to provide reasonable additional information and perform reasonable additional tests, as requested by Digimarc, to assist Digimarc in resolution of the problem.

______________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

     SCHEDULE "S"

                               PROFORMA INVOICE
                                  MONTH, YEAR
                         COUNTERFEIT DETERRENT SYSTEM


DIRECT COSTS
                                         Hours
                                                     $ -
CDS Development:
     Salaries
(Name of Deliverables [*]
Program Management                                     -
Travel time                                            -
Payroll Taxes and benefits                             -
Recruitment                                            -
Business travel and external liaisons                  -
Outside consultants
  [*] development                                      -
  Specification development                            -
Administrative costs                                   -
Security improvements                                  -
Legal counsel costs                                    -
     Total CDS Development Costs                       -


ALLOCATED INDIRECT COSTS
                                              Month
Salaries                                      -
Payroll Taxes and benefits                    -
     Employee training/education              -
Business travel and external liaisons         -
Recruitment                                   -
Facilities                                    -
Office administrative costs                   -

_____________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

Promotional activities                        -
Marketing materials                           -
Depreciation and amortization                 -
Insurance                                     -

Outside professional services:
  Legal counsel costs                         -
  Accounting costs                            -
Taxes and licenses                            -
Interest expense                              -
     Total Indirect Costs                     -

Total Direct Costs - All business             -
Total Direct Costs - CDS Development
  Allocation Factor                                0.00%
  Allocable Indirect Costs                             -
Total Allowable Costs - Month, Year
Markup on Total Costs                              [*]%-
Total Due                                              -
BALANCE DUE                                           $-


Wiring Instructions: [*], Payable to Digimarc Corporation, General Account


NOTE: Expense categories listed above are not intended to be all inclusive. Certain allowable expenses could be incurred outside of these categories.

_____________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                 SCHEDULE "T"

                        AGREED FORM DEED OF ADHERENCE



THIS DEED is made on [                ]

BY [NAME OF SUBSTITUTE] ("Substitute") of [INSERT ADDRESS]

WHEREAS

(A) At the request of [*], the Substitute is willing to become a party to the Counterfeit Deterrence System Development and License Agreement of
     [           ],1999 ("DLA") between the [*] and Digimarc Corporation
     ("Digimarc") in substitution for and to the exclusion of the [*].

(B) The Substitute is permitted so to become a party to the DLA pursuant to clause 19.8 of the DLA.

NOW THIS DEED WITNESSES that with effect from (and including) the date of this Deed, the Substitute agrees with Digimarc to become a party to the DLA in substitution for and to the exclusion of the [*] so that the Substitute, and not the [*], shall have the benefit of, and be subject to the obligations of, the [*] under the DLA, whether arising before, on or after the date of this Deed.

Executed as a deed and delivered on the date written at the start of this Deed by

[Substitute]

acting by

[duly authorized signatory]

[second duly authorised signatory (where necessary)]


___________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

     SCHEDULE "U"

                                COMFORT LETTER



From:  [*]

To:    Digimarc Corporation



Dear Sirs:

       We refer to the Development and License Agreement ("DLA") entered into between us on ................................................, 1999.

       We hereby exercise our right of substitution under clause 19.8(a) of the DLA in favour of [Substitute]; and attach a Deed of Adherence in the form of Schedule "T" to the DLA duly executed by the Substitute.

       We are writing to confirm that [Substitute]:

1.     Is lawfully organized and existing;

2. Is fully qualified, legally and otherwise, to assume the rights and obligations of [*] under the DLA, pursuant to the Deed of Adherence; and under the Escrow Agreement; and

3. Has access to and the benefit of all the facilities previously available to [*] for the exercise of its obligations under the DLA and the Escrow Agreement.

                                                  Yours faithfully,



                                                  [*]

______________________
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission

                                      -1-